UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Brian Harding

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1.	Reports to Stockholders.

Diversified Funds

ICON Equity Income Fund (IOEZX, IOECX, IEQAX)

ICON Flexible Bond Fund (IOBZX, IOBCX, IOBAX)

ICON Fund (ICNZX, ICNCX, ICNAX)

ICON Long/Short Fund (IOLZX, IOLCX, ISTAX)

ICON Opportunities Fund (ICONX)

ICON Risk-Managed Balanced Fund (IOCZX, IOCCX, IOCAX)

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

Beginning on January 1, 2021, ICON will no longer send paper copies of the Funds’ annual and semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and given a website address of where to access the report.

If you have already opted to receive e-delivery, this change will not affect you and you do not need to take any action. At any time, shareholders who invest directly in the ICON Funds may generally elect to receive reports or other communications electronically by enrolling at www.iconfunds.com or calling 1-800-764-0442 or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker- dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with ICON, please call 1-800-764-0442. If you are a retirement plan sponsor or invest in the ICON Funds through a financial intermediary, please contact your representative or financial intermediary. Your election to receive reports as a paper copy will apply to all ICON Funds held in your account. Your election can be changed at any time in the future.

1-800-764-0442	●	www.iconfunds.com

ICON Diversified Funds	About this Report
September 30, 2019 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2019, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Equity Income Fund and ICON Flexible Bond Fund may invest up to 25% and 35% of its assets in high-yield bonds that are below investment grade, respectively. ICON Risk-Managed Balanced Fund may invest up to 10% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

Investments in other mutual fund companies may entail certain risks. For example, the Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Additionally, an investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	www.iconfunds.com

ICON Equity Income Fund	Management Overview
September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Equity-Income Fund (the Fund) Class S returned 3.45% for the fiscal year ended September 30, 2019, while its benchmark, the S&P 1500 Index, returned 3.39%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The S&P 1500 Index dropped sharply from September 30, 2018 to December 24, 2018, losing about 19.32%. The Fund fell about 16.05% during that period. The Fund’s positions in dividend oriented sectors like Utilities and Consumer Staples along with its approximately 10% allocation to fixed income cushioned its decline. From the low December 24, 2018 through September 30, 2019, the fund participated in the rebound but lagged the S&P 1500, about 28.15% return for the index versus about 22.92% for the Fund. Ultimately the Fund slightly outperformed its benchmark over the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	The five biggest contributors to Fund performance were Microsoft Corporation, Fortune Brands Home & Security, Knoll Incorporated, Lockheed Martin Corporation and Broadcom Incorporated. Microsoft and Broadcom are in the Information Technology sector. The other three are in the Industrials sector. Broadcom has been sold. The other four remained in the portfolio as of September 30, 2019.

The five stocks that detracted the most from Fund performance were Cimarex Energy, Cabot Oil & Gas, Diamondback Energy Corporation, Altria Group and Marathon Petroleum Corporation. Cimarex, Cabot, Diamondback and Marathon are in the Energy sector and were hurt by the drop in the price of oil. Three were sold, with only Marathon remaining in the portfolio. Altria is in the Consumer Stales sectors and remained in the portfolio as of September 30, 2019.

Q.	What is your investment outlook for the overall market?

A.	We still find dividend paying stocks to be more attractive than bonds. For example, on September 30, 2019, the yield on the 10-Year U.S. Treasury Note was 1.67% whereas the yields on the S&P 500 Index and the S&P 500 Utilities Index were 1.92% and 3.07%, respectively. As of September 30, 2019, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.17 for the overall market. In other words, we believe stock prices, on average, are below our estimate of fair value. Although news events could interfere, we expect prices to move up toward our estimate of fair value.

Annual Report | September 30, 2019	3

ICON Equity Income Fund	Management Overview
September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Equity Income Fund - Class S	5/10/04	3.45%	7.48%	9.75%	6.99%	1.22%	1.05%
ICON Equity Income Fund - Class C	11/8/02	2.38%	6.41%	8.67%	6.95%	2.22%	2.05%
ICON Equity Income Fund - Class A	5/31/06	3.20%	7.22%	9.49%	5.96%	1.51%	1.30%
ICON Equity Income Fund - Class A
(including maximum sales charge of 5.75%)	5/31/06	-2.72%	5.96%	8.84%	5.49%	1.51%	1.30%
S&P Composite 1500 Index		3.39%	10.69%	13.21%	9.13%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Equity Income Fund’s Class S shares on the Class’ inception date of 5/10/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Equity Income Fund’s other share classes will vary due to differences in charges and expenses. The Equity Income Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	www.iconfunds.com

ICON Equity Income Fund	Schedule of Investments
September 30, 2019

	Shares or
	Principal
	Amount	Value
Corporate Bonds (5.53%)
Communication Services (0.80%)
CSC Holdings LLC 10.88%, 10/15/25(a)	$350,000	$396,358
Lee Enterprises, Inc. 9.50%, 03/15/22(a)	250,000	250,000
		646,358
Consumer Discretionary (1.82%)
Foot Locker, Inc. 8.50%, 01/15/22	500,000	550,000
M/I Homes, Inc. 6.75%, 01/15/21	200,000	202,000
Reliance Intermediate Holdings LP 6.50%, 04/01/23(a)	650,000	669,500
William Lyon Homes, Inc. 7.00%, 08/15/22	50,000	50,125
		1,471,625
Consumer Staples (0.77%)
Central Garden & Pet Co. 6.13%, 11/15/23	600,000	621,000

Energy (0.51%)
Antero Resources Corp. 5.38%, 11/01/21	250,000	241,875
Continental Resources, Inc. 5.00%, 09/15/22	172,000	173,515
		415,390
Health Care (0.26%)
Molina Healthcare, Inc. 5.38%, 11/15/22	200,000	212,008

Industrials (0.91%)
Air Canada 7.75%, 04/15/21(a)	200,000	214,250
Ashtead Capital, Inc. 5.63%, 10/01/24(a)	250,000	257,500
RR Donnelley & Sons Co. 7.88%, 03/15/21	155,000	160,038
USG Corp. 5.50%, 03/01/25(a)	100,000	101,250
		733,038
Materials (0.08%)
First Quantum Minerals, Ltd. 7.00%, 02/15/21(a)	67,000	67,544

Telecommunication Services (0.25%)
Level 3 Parent LLC 5.75%, 12/01/22	200,000	200,800

	Shares or
	Principal
	Amount	Value
Utilities (0.13%)
Vistra Energy Corp. 8.13%, 01/30/26(a)	$100,000	$107,250

Total Corporate Bonds
(Cost $4,462,656)		4,475,013

Common Stocks (89.97%)
Aerospace & Defense (5.08%)
Boeing Co.	2,200	837,034
Lockheed Martin Corp.	4,800	1,872,288
Raytheon Co.	7,200	1,412,568
		4,121,890
Apparel Retail (0.79%)
Foot Locker, Inc.	14,869	641,746

Apparel, Accessories & Luxury Goods (4.93%)
Kontoor Brands, Inc.(b)	2,528	88,733
Tapestry, Inc.	47,200	1,229,560
VF Corp.	30,000	2,669,700
		3,987,993
Auto Parts & Equipment (1.57%)
Magna International, Inc.	23,800	1,269,254

Building Products (2.04%)
Fortune Brands Home & Security, Inc.	30,200	1,651,940

Construction Machinery & Heavy Trucks (1.95%)
Cummins, Inc.	9,700	1,577,899

Consumer Finance (2.98%)
Navient Corp.	188,400	2,411,520

Diversified Banks (6.78%)
Bank of America Corp.	65,500	1,910,635
JPMorgan Chase & Co.	18,000	2,118,420
US Bancorp	26,300	1,455,442
		5,484,497
Diversified Chemicals (1.29%)
Eastman Chemical Co.	14,100	1,041,003

Electric Utilities (4.29%)
Avangrid, Inc.	24,400	1,274,900
Evergy, Inc.	14,500	965,120
Otter Tail Corp.	23,100	1,241,625
		3,481,645
Electrical Components & Equipment (1.84%)
Eaton Corp. PLC	17,900	1,488,385

Electronic Components (1.38%)
Corning, Inc.	39,100	1,115,132

The accompanying notes are an integral part of the financial statement

Annual Report | September 30, 2019	5

ICON Equity Income Fund	Schedule of Investments
September 30, 2019

	Shares or
	Principal
	Amount	Value
Electronic Manufacturing Services (1.45%)
TE Connectivity, Ltd.	12,626	$1,176,490

Hotels, Resorts & Cruise Lines (1.67%)
Royal Caribbean Cruises, Ltd.	12,500	1,354,125

Integrated Telecommunication Services (1.06%)
BCE, Inc.	17,800	861,698

Investment Banking & Brokerage (1.92%)
Morgan Stanley	36,400	1,553,188

IT Consulting & Other Services (2.20%)
Infosys, Ltd., Sponsored ADR	81,200	923,244
International Business Machines Corp.	5,900	857,978
		1,781,222
Life & Health Insurance (5.06%)
CNO Financial Group, Inc.	49,000	775,670
MetLife, Inc.	37,400	1,763,784
Prudential Financial, Inc.	17,300	1,556,135
		4,095,589
Managed Health Care (2.60%)
Anthem, Inc.	3,700	888,370
UnitedHealth Group, Inc.	5,600	1,216,992
		2,105,362
Multi-Utilities (3.02%)
Avista Corp.	33,300	1,613,052
CenterPoint Energy, Inc.	27,700	835,986
		2,449,038
Office Services & Supplies (1.99%)
Knoll, Inc.	63,600	1,612,260

Oil & Gas Refining & Marketing (1.89%)
Marathon Petroleum Corp.	7,700	467,775
Phillips 66	10,400	1,064,960
		1,532,735
Paper Packaging (4.05%)
Avery Dennison Corp.	13,000	1,476,410
International Paper Co.	17,300	723,486
Packaging Corp. of America	10,200	1,082,220
		3,282,116
Pharmaceuticals (5.70%)
Allergan PLC	10,300	1,733,387
Johnson & Johnson	9,800	1,267,924
Merck & Co., Inc.	19,100	1,607,838
		4,609,149
Property & Casualty Insurance (2.24%)
Axis Capital Holdings, Ltd.	27,200	1,814,784

Railroads (1.62%)
Union Pacific Corp.	8,100	1,312,038

Regional Banks (4.74%)
Fifth Third Bancorp	57,300	1,568,874

	Shares or
	Principal
	Amount	Value
Regional Banks (continued)
KeyCorp	61,900	$1,104,296
Webster Financial Corp.	24,900	1,167,063
		3,840,233
Restaurants (3.01%)
Cracker Barrel Old Country Store, Inc.(b)	15,000	2,439,750

Security & Alarm Services (0.98%)
ADT, Inc.(b)	126,300	791,901

Specialized REITs (1.49%)
Lamar Advertising Co., Class A	14,700	1,204,371

Systems Software (1.77%)
Microsoft Corp.	10,300	1,432,009

Tobacco (2.99%)
Altria Group, Inc.	25,700	1,051,130
Philip Morris International, Inc.	18,000	1,366,740
		2,417,870
Trading Companies & Distributors (1.93%)
Aircastle, Ltd.	69,600	1,561,128

Trucking (1.67%)
Ryder System, Inc.	26,100	1,351,197

Total Common Stocks
(Cost $68,988,247)		72,851,157

Preferred Stocks (0.81%)
Property & Casualty Insurance (0.81%)
Argo Group US, Inc. 6.50%, 09/15/42	25,619	656,359

Total Preferred Stocks
(Cost $647,451)		656,359

Closed-End Mutual Funds (2.86%)
BlackRock Muni New York Intermediate Duration Fund, Inc.	7,500	110,325
Duff & Phelps Utility and Corporate Bond Trust, Inc.	23,619	218,476
Invesco Dynamic Credit Opportunities Fund	38,001	418,391
Neuberger Berman High Yield Strategies Fund, Inc.	4,800	57,936
Nuveen High Income December 2019 Target Term Fund	20,000	197,200
Nuveen Mortgage Opportunity Term Fund	53,522	1,234,217

The accompanying notes are an integral part of the financial statements.

6	www.iconfunds.com

ICON Equity Income Fund	Schedule of Investments
September 30, 2019

	Shares or
	Principal
	Amount	Value
Closed-End Mutual Funds (continued)
Pioneer Diversified High Income Trust	5,711	$82,810

Total Closed-End Mutual Funds
(Cost $2,306,422)		2,319,355

Collateral for Securities on Loan (1.01%)
State Street Navigator Securities
Lending Government Money
Market Portfolio,
7-Day Yield 2.09%	820,950	820,950

Total Collateral for Securities on Loan
(Cost $820,950)		820,950

Total Investments (100.18%)
(Cost $77,225,726)		$81,122,834

Liabilities Less Other Assets (-0.18%)		(145,135)

Net Assets (100.00%)		$80,977,699

Investment Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

(a)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2019, these securities had a total aggregate market value of $2,063,652.
(b)	All or a portion of the security was on loan as of September 30, 2019.

Sector Composition (September 30, 2019)

Financials	24.53%
Industrials	20.01%
Consumer Discretionary	13.79%
Health Care	8.56%
Utilities	7.44%
Information Technology	6.80%
Materials	5.42%
Consumer Staples	3.76%
Energy	2.40%
Communication Services	2.11%
Real Estate	1.49%
96.31%

Percentages are based upon corporate bonds, common stocks and preferred stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Diversified Banks	6.78%
Pharmaceuticals	5.70%
Aerospace & Defense	5.08%
Life & Health Insurance	5.06%
Apparel, Accessories & Luxury Goods	4.93%
Regional Banks	4.74%
Electric Utilities	4.29%
Paper Packaging	4.05%
Property & Casualty Insurance	3.05%
Multi-Utilities	3.02%
Restaurants	3.01%
Tobacco	2.99%
Consumer Finance	2.98%
Managed Health Care	2.86%
IT Consulting & Other Services	2.20%
Building Products	2.17%
Office Services & Supplies	1.99%
Construction Machinery & Heavy Trucks	1.95%
Trading Companies & Distributors	1.93%
Investment Banking & Brokerage	1.92%
Oil & Gas Refining & Marketing	1.89%
Electrical Components & Equipment	1.84%
Systems Software	1.77%
Trucking	1.67%
Hotels, Resorts & Cruise Lines	1.67%
Railroads	1.62%
Auto Parts & Equipment	1.57%
Specialized REITs	1.49%
Apparel Retail	1.47%
Electronic Manufacturing Services	1.45%
Electronic Components	1.38%
Diversified Chemicals	1.29%
Integrated Telecommunication Services	1.06%
Other Industries (each less than 1%)	5.44%
96.31%

Percentages are based upon corporate bonds, common stocks and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	7

ICON Flexible Bond Fund	Management Overview
September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	For the fiscal year ended September 30, 2019, the ICON Flexible Bond Fund (the Fund) Class S shares underperformed its benchmark, the Barclays Capital U.S. Universal Index (ex-MBS). The Fund returned 6.02% while the Barclays Capital U.S. Universal Index (ex-MBS) returned 10.76%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Falling interest rates over the course of fiscal year 2019 generally resulted in positive total returns for bond funds. Further, in general, the longer a fund’s duration the more positive returns proved to be. The Fund has had a much shorter duration than the benchmark for several years and we expect to continue with this approach.

Despite its short duration, the Fund fared relatively well and generally had lower volatility relative to the overall bond market. The Fund’s corporate credit orientation and special situation/event-driven focus allowed the Fund to capitalize on opportunities that others may have missed. This contributed in part to offsetting the negative impact on the Fund of having a relatively shorter duration in a falling interest rate environment.

Q.	How did the Fund’s composition affect performance?

A.	As stated above, the Fund underperformed its benchmark during the fiscal year, largely stemming from the Fund’s short duration. The Fund’s positions in corporate credit and the preferred share segment of the market both contributed to performance during the fiscal year, providing some offset to the short duration impact. As the year went on, the Fund’s allocation to preferred stocks tapered as they became less attractive. In addition, the Fund benefited from several credit upgrades which resulted in price improvement for the underlying bonds. The Fund’s high coupon yield to call holdings generally helped offset some of the Fund’s interest rate sensitivity due to holdings’ short duration and attractive yields.

Closed-end fund (CEF) positions also contributed positively to the Fund’s performance. In the CEF space, the Fund looks to purchase CEFs at discounts to their net asset value (NAV). In particular, we look for CEFs that we believe may be converted to an open-end fund or which may liquidate and capitalize upon the discount. The Fund was successful with several positions this past year, enabling it to capture the original discount to net asset value at which each CEF had been acquired.

Q.	What is your investment outlook for the bond market?

A.	At the end of fiscal year 2019, investment-grade and high yield corporate bond yield spreads continue to trade at levels we regard as excessively tight and overvalued. With spreads at these levels, we have been focused on positions in defensively structured fixed income and are utilizing our bottom up approach to find this type of issue-specific opportunity. We don’t spend a lot of time and effort in forecasting interest rates, however, the Fund continues to be positioned in the lower portion of its historical duration range as we move into fiscal year 2020. This should result in reduced volatility vs. the overall market. We continue to evaluate CEF opportunities and expect them to remain an important contributor to the Fund’s returns. While future bond market volatility is likely, we believe our bottom up investment methodology will help the Fund navigate the changing market.

8	www.iconfunds.com

ICON Flexible Bond Fund	Management Overview
September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Flexible Bond Fund - Class S	5/6/04	6.02%	3.56%	4.29%	4.44%	1.05%	0.88%
ICON Flexible Bond Fund - Class C	10/21/02	5.12%	2.68%	3.41%	3.87%	2.33%	1.73%
ICON Flexible Bond Fund - Class A	9/30/10	5.76%	3.28%	N/A	3.37%	1.58%	1.13%
ICON Flexible Bond Fund - Class A
(including maximum sales charge of 4.75%)	9/30/10	0.73%	2.29%	N/A	2.81%	1.58%	1.13%
Barclays Capital U.S. Universal Index		10.07%	3.62%	4.14%	4.64%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		10.76%	3.87%	4.50%	4.74%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*     Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Bond Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Bond Fund’s other share classes will vary due to differences in charges and expenses. The Bond Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2019	9

ICON Flexible Bond Fund	Schedule of Investments
September 30, 2019

	Shares or
	Principal
	Amount	Value
Corporate Bonds (76.85%)
Communication Services (5.05%)
CSC Holdings LLC 10.88%, 10/15/25(a)	$2,200,000	$2,491,390
Lee Enterprises, Inc. 9.50%, 03/15/22(a)	1,650,000	1,650,000
Walt Disney Co. 7.75%, 02/01/24(a)	3,000,000	3,643,327
		7,784,717
Consumer Discretionary (16.64%)
Brookfield Residential Properties, Inc. 6.50%, 12/15/20(a)	100,000	100,030
Foot Locker, Inc. 8.50%, 01/15/22	3,750,000	4,125,000
KB Home 7.63%, 05/15/23	400,000	453,000
Lear Corp. 5.25%, 01/15/25	4,250,000	4,390,076
M/I Homes, Inc. 6.75%, 01/15/21	1,316,000	1,329,160
Mattamy Group Corp. 6.88%, 12/15/23(a)	750,000	780,000
Nexteer Automotive Group, Ltd. 5.88%, 11/15/21(a)	200,000	203,463
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.25%, 05/15/23(a)	282,000	296,467
Reliance Intermediate Holdings LP 6.50%, 04/01/23(a)	4,650,000	4,789,500
Silversea Cruise Finance, Ltd. 7.25%, 02/01/25(a)	8,250,000	8,806,875
William Lyon Homes, Inc. 7.00%, 08/15/22	364,000	364,910
		25,638,481
Consumer Staples (3.44%)
Central Garden & Pet Co. 6.13%, 11/15/23	2,550,000	2,639,250
Conagra Brands, Inc. 7.13%, 10/01/26	1,150,000	1,406,846
Kraft Heinz Foods Co. 4.88%, 02/15/25(a)	1,216,000	1,251,855
		5,297,951
Energy (11.50%)
Antero Resources Corp. 5.38%, 11/01/21	1,200,000	1,161,000
Continental Resources, Inc. 5.00%, 09/15/22	4,639,000	4,679,870
CVR Refining LLC / Coffeyville Finance, Inc. 6.50%, 11/01/22	900,000	911,250
MPLX LP
6.25%, 10/15/22(a)	4,399,000	4,509,311
6.38%, 05/01/24(a)	6,144,000	6,445,114
		17,706,545

	Shares or
	Principal
	Amount	Value
Financial (23.39%)
Catlin Insurance Co., Ltd. 3M US L + 2.975%(a)(b)(c)(d)	$8,600,000	$8,608,600
Delphi Financial Group, Inc. 7.88%, 01/31/20	800,000	813,907
JPMorgan Chase & Co., Series I 3M US L + 3.47%(b)(c)	7,213,000	7,246,807
MPT Operating Partnership LP / MPT Finance Corp. 6.38%, 03/01/24	1,700,000	1,782,093
Principal Financial Group, Inc. 3M US L + 3.044%, 05/15/55(b)	9,110,000	9,075,838
Prudential Financial, Inc. 3M US L + 4.175%, 09/15/42(b)	2,800,000	3,016,076
QBE Capital Funding III, Ltd. 7.25%, 05/24/41(a)(e)	1,795,000	1,896,121
VFH Parent LLC / Orchestra Co.-Issuer, Inc. 6.75%, 06/15/22(a)	500,000	517,150
Voyager Aviation Holdings LLC / Voyager Finance Co. 8.50%, 08/15/21(a)	3,000,000	3,078,000
		36,034,592
Health Care (1.83%)
Bausch Health Cos., Inc. 7.00%, 03/15/24(a)	500,000	525,480
Hill-Rom Holdings, Inc. 5.75%, 09/01/23(a)(d)	1,200,000	1,232,040
Molina Healthcare, Inc. 5.38%, 11/15/22	1,000,000	1,060,040
		2,817,560
Industrials (9.23%)
Air Canada 7.75%, 04/15/21(a)	2,924,000	3,132,335
Ashtead Capital, Inc. 5.63%, 10/01/24(a)	2,685,000	2,765,550
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/25(a)	500,000	513,750
6.75%, 03/15/22(a)	1,300,000	1,358,500
Meritor, Inc. 6.25%, 02/15/24	1,000,000	1,028,750
Oshkosh Corp. 5.38%, 03/01/25	1,244,000	1,292,205
RR Donnelley & Sons Co. 7.88%, 03/15/21	309,000	319,042
Tervita Escrow Corp. 7.63%, 12/01/21(a)	1,250,000	1,270,313
TransDigm, Inc. 6.00%, 07/15/22	1,500,000	1,522,500
USG Corp. 5.50%, 03/01/25(a)	1,000,000	1,012,500
		14,215,445

The accompanying notes are an integral part of the financial statements.

10	www.iconfunds.com

ICON Flexible Bond Fund	Schedule of Investments
September 30, 2019

	Shares or
	Principal
	Amount	Value
Information Technology (1.68%)
Dell International LLC / EMC Corp. 7.13%, 06/15/24(a)	$1,352,000	$1,427,036
Nielsen Co. Luxembourg SARL 5.50%, 10/01/21(a)	500,000	501,875
Unisys Corp. 10.75%, 04/15/22(a)	600,000	655,500
		2,584,411
Materials (2.23%)
Century Aluminum Co. 7.50%, 06/01/21(a)	1,250,000	1,231,250
Chemours Co. 6.63%, 05/15/23	500,000	493,750
First Quantum Minerals, Ltd. 7.00%, 02/15/21(a)	667,000	672,419
Standard Industries, Inc. 5.38%, 11/15/24(a)	1,000,000	1,030,000
		3,427,419
Telecommunication Services (0.89%)
Level 3 Parent LLC 5.75%, 12/01/22	1,372,000	1,377,488

Utilities (0.97%)
Vistra Energy Corp. 8.13%, 01/30/26(a)	1,400,000	1,501,500

Total Corporate Bonds
(Cost $117,814,529)		118,386,109

Asset-Backed Securities (1.88%)
SMB Private Education Loan Trust
Series 2014-A, Class C
4.50%, 11/15/25(a)(e)	3,000,000	2,904,047

Total Asset-Backed Securities
(Cost $2,897,950)		2,904,047

Preferred Stocks (8.80%)
Diversified Banks (1.44%)
GMAC Capital Trust I, Series 2 3M US L + 5.785%, 02/15/40(b)	4,000	104,840
Wells Fargo & Co., Series V 6.00%(c)(d)	82,086	2,113,714
		2,218,554
Property & Casualty Insurance (4.20%)
Allstate Corp., Series E 6.63%, 10/15/19(d)	70,842	1,768,216
Allstate Corp., Series H 5.10%(c)(d)	22,603	593,555
Argo Group US, Inc. 6.50%, 09/15/42	160,290	4,106,630
		6,468,401

	Shares or
	Principal
	Amount	Value
Wireline Telecommunication Services (3.16%)
Centaur Funding Corp. 9.08%, 04/21/20(a)	4,700	$4,864,500

Total Preferred Stocks
(Cost $13,588,046)		13,551,455

Closed-End Mutual Funds (9.61%)
BlackRock Muni New York Intermediate Duration Fund, Inc.	61,048	898,016
BlackRock New York Municipal Bond Trust(d)	69,397	1,020,830
Duff & Phelps Utility and Corporate Bond Trust, Inc.(d)	457,454	4,231,450
Eaton Vance California Municipal Income Trust	25,152	338,043
First Trust Aberdeen Global Opportunity Income Fund	600	6,336
Invesco Dynamic Credit Opportunities Fund	178,377	1,963,931
Nuveen Connecticut Quality Municipal Income Fund	36,903	495,238
Nuveen Mortgage Opportunity Term Fund	182,233	4,202,293
Nuveen New York Municipal Value Fund 2	47,402	671,686
Pioneer Diversified High Income Trust	65,160	944,820
Western Asset High Income Opportunity Fund, Inc.	4,700	23,735

Total Closed-End Mutual Funds
(Cost $14,525,433)		14,796,378

Collateral for Securities on Loan (1.98%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.09%	3,047,450	3,047,450

Total Collateral for Securities on Loan
(Cost $3,047,450)		3,047,450

Total Investments (99.12%)
(Cost $151,873,408)		$152,685,439

Other Assets Less Liabilities (0.88%)		1,354,257

Net Assets (100.00%)		$154,039,696

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	11

ICON Flexible Bond Fund	Schedule of Investments
September 30, 2019

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LIBOR Rates:

3M US L - 3 Month LIBOR as of September 30, 2019 was 2.09%

(a)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2019, these securities had a total aggregate market value of $75,665,798.

(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2019 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(d)	All or a portion of the security was on loan as of September 30, 2019.

(e)	These securities are considered, by management, to be illiquid. The aggregate value of these securities at September 30, 2019 was $4,800,168, which represent 3.12% of the Fund’s net assets.

Credit Diversification (September 30, 2019)

Baa2	27.09%
NR*	9.86%
Ba2	9.76%
B1	7.20%
Ba1	5.03%
Baa1	3.19%
B3	3.01%
Baa3	2.84%
B2	2.82%
A2	2.37%
Ba3	2.34%
B	2.00%
Caa1	1.24%
Total:	78.75%

Percentages are based upon corporate bonds and asset-backed securities investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc where available, otherwise on Standard & Poor’s Financial Services LLC.

* NR - Not Rated

The accompanying notes are an integral part of the financial statements.

12	www.iconfunds.com

ICON Fund	Management Overview
September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Fund (the Fund) Class S returned 0.88% for the fiscal year ended September 30, 2019, while its benchmark, the S&P 1500 Index, returned 3.39%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The S&P 1500 Index dropped sharply from September 30, 2018 to December 24, 2018, losing about 19.32%. The Fund fell about 24.14% during that period. That decline featured a complete sector theme reversal punishing the Fund’s large weightings in Information Technology, Industrials, and Consumer Discretionary. From the low December 24, 2018 through September 30, 2019, when those same three sectors were among the leaders, the Fund outpaced the S&P 1500, with the Fund returning about 32.98% versus the index return of about 28.15%. However, that outperformance during the market rebound was not enough to overcome the underperformance during the late 2018 decline.

Q.	How did the Fund’s composition affect performance?

A.	The five biggest contributors to Fund performance were NXP Semiconductors, Martin Marietta Materials, Dollar General Corporation, NIKE and Dollar Tree. Dollar General, NIKE and Dollar Tree are in the Consumer Discretionary sector. Martin Marietta is in Materials and NXP Semiconductors is in the Information Technology sector. All five remained in the portfolio as of September 30, 2019.

The five stocks that detracted the most from Fund performance were Parsley Energy, Diamondback Energy Corporation, SVB Financial Group, Alexion Pharmaceuticals and Polaris. Polaris and Parsley Energy have been sold. The other three companies remain in the Fund. It is interesting to note that SVB Financial Group was among the top five contributors the previous year.

Q.	What is your investment outlook for the overall market?

A.	As of September 30, 2019, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.17 for the overall market. In other words, we believe stock prices, on average, are below our estimate of fair value. Although news events could interfere, we expect prices to move up toward our estimate of fair value.

Annual Report | September 30, 2019	13

ICON Fund	Management Overview
September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Fund - Class S	5/6/04	0.88%	6.69%	8.49%	4.83%	1.10%	1.10%
ICON Fund - Class C	11/28/00	-0.16%	5.50%	7.56%	3.90%	2.27%	2.25%
ICON Fund - Class A	5/31/06	0.67%	6.31%	8.11%	2.65%	1.63%	1.50%
ICON Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-5.13%	5.07%	7.48%	2.20%	1.63%	1.50%
S&P Composite 1500 Index		3.39%	10.69%	13.21%	8.94%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restarted as of June 8, 2004.

*     Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the ICON Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the ICON Fund’s other share classes will vary due to differences in charges and expenses. The ICON Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	www.iconfunds.com

ICON Fund	Schedule of Investments
September 30, 2019

	Shares or
	Principal
	Amount	Value
Common Stocks (97.58%)
Aerospace & Defense (8.03%)
L3Harris Technologies, Inc.	7,600	$1,585,664
Northrop Grumman Corp.	4,900	1,836,471
		3,422,135
Application Software (3.05%)
Adobe, Inc.(a)	4,700	1,298,375

Auto Parts & Equipment (2.78%)
Magna International, Inc.	22,200	1,183,926

Biotechnology (2.67%)
Alexion Pharmaceuticals, Inc.(a)	11,609	1,136,986

Building Products (3.82%)
Masco Corp.	39,000	1,625,520

Construction Materials (7.23%)
Eagle Materials, Inc.	7,100	639,071
Martin Marietta Materials, Inc.	8,900	2,439,490
		3,078,561
Data Processing & Outsourced Services (5.47%)
Global Payments, Inc.	14,663	2,331,387

Diversified Banks (13.30%)
Bank of America Corp.	144,978	4,229,008
JPMorgan Chase & Co.	12,200	1,435,818
		5,664,826
Footwear (3.46%)
NIKE, Inc., Class B	15,700	1,474,544

General Merchandise Stores (5.79%)
Dollar General Corp.	7,700	1,223,838
Dollar Tree, Inc.(a)	10,900	1,244,344
		2,468,182
Home Improvement Retail (2.45%)
Home Depot, Inc.	4,500	1,044,090

Hotels, Resorts & Cruise Lines (2.92%)
Royal Caribbean Cruises, Ltd.	11,500	1,245,795

Internet & Direct Marketing Retail (2.74%)
Expedia, Inc.	8,687	1,167,620

Oil & Gas Exploration & Production (3.05%)
Diamondback Energy, Inc.	6,600	593,406
Pioneer Natural Resources Co.	5,604	704,815
		1,298,221
Oil & Gas Refining & Marketing (2.25%)
Marathon Petroleum Corp.	15,800	959,850
	Shares or
	Principal
	Amount	Value
Pharmaceuticals (1.72%)
Jazz Pharmaceuticals PLC(a)	5,700	$730,398

Railroads (2.77%)
Canadian Pacific Railway, Ltd.	5,303	1,179,705

Regional Banks (9.84%)
KeyCorp	26,400	470,976
Signature Bank	16,300	1,943,286
SVB Financial Group(a)	8,500	1,776,075
		4,190,337
Semiconductors (12.06%)
NXP Semiconductors NV	12,900	1,407,648
Qorvo, Inc.(a)	20,300	1,505,042
Skyworks Solutions, Inc.	28,100	2,226,925
		5,139,615
Specialty Stores (2.18%)
Ulta Beauty, Inc.(a)	3,700	927,405

Total Common Stocks
(Cost $31,584,644)		41,567,478

Exchange Traded Funds (1.50%)
Direxion Daily S&P 500® Bull 3X(b)	12,168	636,508

Total Exchange Traded Funds
(Cost $377,896)		636,508

Collateral for Securities on Loan (1.20%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.09%	511,675	511,675

Total Collateral for Securities on Loan
(Cost $511,675)		511,675

Total Investments (100.28%)
(Cost $32,474,215)		$42,715,661

Liabilities Less Other Assets (-0.28%)		(117,954)

Net Assets (100.00%)		$42,597,707

(a)       Non-income producing security.

(b)       All or a portion of the security was on loan as of September 30, 2019.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	15

ICON Fund	Schedule of Investments
September 30, 2019

Sector Composition (September 30, 2019)

Financials	23.14%
Consumer Discretionary	22.32%
Information Technology	20.58%
Industrials	14.62%
Materials	7.23%
Energy	5.30%
Health Care	4.39%
97.58%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Diversified Banks	13.30%
Semiconductors	12.06%
Regional Banks	9.84%
Aerospace & Defense	8.03%
Construction Materials	7.23%
General Merchandise Stores	5.79%
Data Processing & Outsourced Services	5.47%
Building Products	3.82%
Footwear	3.46%
Application Software	3.05%
Oil & Gas Exploration & Production	3.05%
Hotels, Resorts & Cruise Lines	2.92%
Auto Parts & Equipment	2.78%
Railroads	2.77%
Internet & Direct Marketing Retail	2.74%
Biotechnology	2.67%
Home Improvement Retail	2.45%
Oil & Gas Refining & Marketing	2.25%
Specialty Stores	2.18%
Pharmaceuticals	1.72%
97.58%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

16	www.iconfunds.com

ICON Long/Short Fund	Management Overview
September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.	The ICON Long-Short Fund (the Fund) Class S returned 0.56% for the fiscal year ended September 30, 2019, while its benchmark, the S&P 1500 Index, returned 3.39%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.	The S&P 1500 Index dropped sharply from September 30, 2018 to December 24, 2018, losing about 19.32%. The Fund fell about 23.84% during that period. That decline featured a complete sector theme reversal punishing the Fund’s large weightings in Information Technology, Industrials, and Consumer Discretionary. From the low December 24, 2018 through September 30, 2019, when those same three sectors were among the leaders, the Fund outpaced the S&P 1500, with the Fund returning about 32.04% versus the index return of about 28.15%. However, that outperformance during the market rebound was not enough to overcome the underperformance during the late 2018 decline. With regard to short selling, no stocks were sold short during the fiscal year. While some stocks do drop in price during a rising, bull market, we believed the broad market would move up to all-time highs and did not want to sell short “against the current.”

Q.	How did the Fund’s composition affect performance?
A.	The five biggest contributors to Fund performance were Martin Marietta Materials, Dollar General Corporation, Dollar Tree, NIKE and Voya Financial. Dollar General, Dollar Tree and NIKE are in the Consumer Discretionary sector. Martin Marietta is in Materials and Voya is in the Financials sector. All five remained in the portfolio as of September 30, 2019.

The five stocks that detracted the most from Fund performance were Parsley Energy, FedEx Corporation, SVB Financial Group, Diamond Back Energy and Polaris. Polaris has been sold. The other four companies remain in the Fund. It is interesting to note that SVB Financial Group was among the top five contributors the previous year.

Q.	What is your investment outlook for the overall market?
A.	As of September 30, 2019, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.17 for the overall market. In other words, we believe stock prices, on average, are below our estimate of fair value. Although news events could interfere, we expect prices to move up toward our estimate of fair value. In regards to short selling, we will increase our search for short sell candidates when we see over-pricing and other behaviors that suggest the bull market is nearing an end.

Annual Report | September 30, 2019	17

ICON Long/Short Fund	Management Overview
September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Long/Short Fund - Class S	5/6/04	0.56%	8.17%	8.93%	5.43%	1.38%	1.25%
ICON Long/Short Fund - Class C	10/17/02	-0.47%	7.04%	7.79%	5.68%	2.60%	2.30%
ICON Long/Short Fund - Class A	5/31/06	0.27%	7.84%	8.60%	3.95%	1.83%	1.55%
ICON Long/Short Fund - Class A
(including maximum sales charge of 5.75%)	5/31/06	-5.51%	6.57%	7.96%	3.49%	1.83%	1.55%
S&P Composite 1500 Index		3.39%	10.69%	13.21%	8.94%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*     Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Long/Short Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Long/Short Fund’s other share classes will vary due to differences in charges and expenses. The Long/Short Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	www.iconfunds.com

ICON Long/Short Fund	Schedule of Investments
September 30, 2019

	Shares or
	Principal
	Amount	Value
Common Stocks (98.48%)
Aerospace & Defense (2.34%)
L3Harris Technologies, Inc.	2,300	$479,872

Air Freight & Logistics (2.91%)
FedEx Corp.	4,100	596,837

Application Software (2.83%)
Adobe, Inc.(a)	2,100	580,125

Auto Parts & Equipment (1.95%)
Magna International, Inc.	7,500	399,975

Broadcasting (2.30%)
Discovery Communications, Inc., Class A(a)(b)	17,700	471,351

Building Products (3.88%)
Masco Corp.	19,100	796,088

Construction Materials (6.14%)
Eagle Materials, Inc.	6,700	603,067
Martin Marietta Materials, Inc.	2,400	657,840
		1,260,907
Data Processing & Outsourced Services (12.17%)
Euronet Worldwide, Inc.(a)	3,561	520,974
Global Payments, Inc.	2,700	429,300
Mastercard, Inc., Class A	5,700	1,547,949
		2,498,223
Diversified Banks (8.46%)
Bank of America Corp.(c)	40,200	1,172,634
JPMorgan Chase & Co.	4,800	564,912
		1,737,546
Footwear (3.52%)
NIKE, Inc., Class B	7,700	723,184

General Merchandise Stores (9.80%)
Dollar General Corp.	6,400	1,017,216
Dollar Tree, Inc.(a)	8,700	993,192
		2,010,408
Hotels, Resorts & Cruise Lines (3.75%)
Royal Caribbean Cruises, Ltd.	7,100	769,143

Insurance Brokers (2.97%)
Arthur J Gallagher & Co.	6,800	609,076

IT Consulting & Other Services (3.02%)
EPAM Systems, Inc.(a)	3,400	619,888

Oil & Gas Equipment & Services (2.09%)
Baker Hughes a GE Co.	18,502	429,247
	Shares or
	Principal
	Amount	Value
Oil & Gas Exploration & Production (2.01%)
Parsley Energy, Inc., Class A	24,500	$411,600

Oil & Gas Refining & Marketing (2.22%)
Marathon Petroleum Corp.	7,500	455,625

Other Diversified Financial Services (4.32%)
Voya Financial, Inc.	16,300	887,372

Railroads (8.05%)
CSX Corp.	12,700	879,729
Kansas City Southern	5,800	771,458
		1,651,187
Regional Banks (6.44%)
Signature Bank	6,000	715,320
SVB Financial Group(a)	2,900	605,955
		1,321,275
Semiconductors (3.69%)
Qorvo, Inc.(a)	6,300	467,082
Skyworks Solutions, Inc.	3,656	289,738
		756,820
Systems Software (1.98%)
ServiceNow, Inc.(a)	1,600	406,160

Trading Companies & Distributors (1.64%)
United Rentals, Inc.(a)	2,700	336,528

Total Common Stocks
(Cost $16,724,365)		20,208,437

Exchange Traded Funds (1.51%)
Direxion Daily S&P 500® Bull 3X(b)	5,926	309,989

Total Exchange Traded Funds (Cost $184,041)		309,989

Collateral for Securities on Loan (0.01%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.09%	1,055	1,055

Total Collateral for Securities on Loan (Cost $1,055)		1,055

Total Investments (100.00%) (Cost $16,909,461)		$20,519,481

Other Assets Less Liabilities (0.00%)		583

Net Assets (100.00%)		$20,520,064

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	19

ICON Long/Short Fund	Schedule of Investments
September 30, 2019

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2019.

(c)	Security, or portion of security, is being held as collateral for securities sold short.

Sector Composition (September 30, 2019)

Information Technology	23.69%
Financials	22.19%
Consumer Discretionary	19.02%
Industrials	18.82%
Energy	6.32%
Materials	6.14%
Communication Services	2.30%
98.48%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Data Processing & Outsourced Services	12.17%
General Merchandise Stores	9.80%
Diversified Banks	8.46%
Railroads	8.05%
Regional Banks	6.44%
Construction Materials	6.14%
Other Diversified Financial Services	4.32%
Building Products	3.88%
Hotels, Resorts & Cruise Lines	3.75%
Semiconductors	3.69%
Footwear	3.52%
IT Consulting & Other Services	3.02%
Insurance Brokers	2.97%
Air Freight & Logistics	2.91%
Application Software	2.83%
Aerospace & Defense	2.34%
Broadcasting	2.30%
Oil & Gas Refining & Marketing	2.22%
Oil & Gas Equipment & Services	2.09%
Oil & Gas Exploration & Production	2.01%
Systems Software	1.98%
Auto Parts & Equipment	1.95%
Trading Companies & Distributors	1.64%
98.48%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

20	www.iconfunds.com

ICON Opportunities Fund	Management Overview
September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.	The ICON Opportunities Fund (the Fund) returned -7.53% for the fiscal year ended September 30, 2019, while its benchmark, the S&P Small-Cap 600 Total Return Index, returned -9.34%. Total returns for other periods as of September 2019, appear in the subsequent pages of this Fund’s Management Overview. It should be noted that over the fiscal year small-cap stocks underperformed large-cap stocks. As mentioned, for the one year period ended September 30, 2019, the S&P Small-cap 600 Index lost 9.34% while the large cap S&P 500 Index gained 3.39%.

Q.	What primary factors were behind the Fund’s relative performance?
A.	From September 30 2018, to the market low December 24, 2018, the S&P Small-Cap 600 Index dropped about 24.99%. However, the Fund dropped significantly more, falling about 29.00% during that period. During the market rebound from December 24, 2018 through September 30, 2019, the Fund outpaced its benchmark, with the Fund gaining about 30.25% versus the index return of about 20.81. During the advance, the large weightings in Information Technology, Industrials and Consumer Discretionary were rewarded and enabled the Fund to slightly outperform its benchmark over the full one year time period ending September 30, 2019.

Q.	How did the Fund’s composition affect performance?
A.	The five stocks contributing the most to returns were LGI Homes, Cabot Microelectronics, Mellanox Technologies, KB Home, and Armstrong World Industries. LGI Homes and KB Home are homebuilders, and Armstrong World Industries provides home improvement solutions. Cabot Microelectronics and Mellanox are in the Information Technology sector. Mellanox has been sold, the other four remain in the Fund as of September 30, 2019.

The following stocks with negative returns detracted the most from Fund performance: Ring Energy, SM Energy Company, SRC Energy, Ligand Pharmaceuticals and Matador Resources Company. Four of those five are from the Energy sector and were hurt by the drop in the price of oil from $85 per barrel to $60 over the fiscal year. Ligand Pharmaceuticals is in the Health Care sector and was one of the top five performing stocks the previous year. All five of those stocks have been sold.

Q.	What is your investment outlook for the overall market?
A.	As of September 30, 2019, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.17 for the overall market. In other words, we believe stock prices, on average, are below our estimate of fair value. Although news events could interfere, we expect prices to move up toward our estimate of fair value. We believe the conditions for small-cap stocks relative to large-cap stocks are more favorable than a year ago.

Annual Report | September 30, 2019	21

ICON Opportunities Fund	Management Overview
September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Year	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Opportunities Fund	9/28/12	-7.53%	7.66%	9.79%	1.35%	1.30%
S&P Small Cap Total Return Index		-9.34%	9.89%	12.12%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*     Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Opportunities Fund on the inception date of 9/28/12 to a $10,000 investment made in an unmanaged securities index on that date. The Opportunities Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

22	www.iconfunds.com

ICON Opportunities Fund	Schedule of Investments
September 30, 2019

	Shares or
	Principal
	Amount	Value
Common Stocks (98.92%)
Air Freight & Logistics (3.55%)
Forward Air Corp.	9,200	$586,224

Application Software (2.91%)
Ebix, Inc.(a)	11,400	479,940

Building Products (11.05%)
Armstrong World Industries, Inc.	9,600	928,320
Continental Building Products, Inc.(b)	18,400	502,136
Patrick Industries, Inc.(b)	9,200	394,496
		1,824,952
Casinos & Gaming (3.05%)
Monarch Casino & Resort, Inc.(b)	12,100	504,449

Communications Equipment (1.83%)
Extreme Networks, Inc.(b)	41,600	302,640

Construction Machinery & Heavy Trucks (3.35%)
Alamo Group, Inc.	4,700	553,284

Electronic Manufacturing Services (3.95%)
Methode Electronics, Inc.	19,400	652,616

Homebuilding (12.36%)
KB Home	25,500	867,000
LGI Homes, Inc.(b)	14,100	1,174,812
		2,041,812
Homefurnishing Retail (4.55%)
Aaron’s, Inc.	11,700	751,842

Industrial Machinery (7.56%)
Albany International Corp., Class A	4,900	441,784
Altra Industrial Motion Corp.	15,400	426,503
Chart Industries, Inc.(b)	6,100	380,396
		1,248,683
IT Consulting & Other Services (0.56%)
Perficient, Inc.(b)	2,400	92,592

Leisure Products (3.98%)
Brunswick Corp.	12,600	656,712

Office Services & Supplies (3.57%)
Herman Miller, Inc.	12,800	589,952

Oil & Gas Refining & Marketing (2.05%)
CVR Energy, Inc.	7,700	339,031

Regional Banks (3.32%)
First Midwest Bancorp, Inc.	28,127	547,914

Semiconductor Equipment (4.10%)
Cabot Microelectronics Corp.	4,800	677,808
	Shares or
	Principal
	Amount	Value
Semiconductors (4.57%)
Diodes, Inc.(b)	18,813	$755,342

Specialty Chemicals (1.41%)
Ferro Corp.(b)	19,600	232,456

Specialty Stores (5.34%)
Five Below, Inc.(b)	7,000	882,700

Steel (2.32%)
Carpenter Technology Corp.	7,400	382,284

Technology Hardware, Storage & Peripherals (4.19%)
Super Micro Computer, Inc.(b)	36,000	691,200

Thrifts & Mortgage Finance (9.35%)
Axos Financial, Inc.(b)	28,600	790,790
Essent Group, Ltd.	15,800	753,186
		1,543,976
Total Common Stocks
(Cost $14,547,955)		16,338,409

Exchange Traded Funds (1.28%)
Direxion Daily Small Cap Bull 3X Shares(a)	3,800	211,546

Total Exchange Traded Funds (Cost $141,587)		211,546

Collateral for Securities on Loan (1.05%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.09%	173,825	173,825

Total Collateral for Securities on Loan (Cost $173,825)		173,825

Total Investments (101.25%) (Cost $14,863,367)		$16,723,780

Liabilities Less Other Assets (-1.25%)		(206,718)

Net Assets (100.00%)		$16,517,062

(a)	All or a portion of the security was on loan as of September 30, 2019.
(b)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	23

ICON Opportunities Fund	Schedule of Investments
September 30, 2019

Sector Composition (September 30, 2019)

Consumer Discretionary	29.28%
Industrials	29.08%
Information Technology	22.11%
Financials	12.67%
Materials	3.73%
Energy	2.05%
98.92%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Homebuilding	12.36%
Building Products	11.05%
Thrifts & Mortgage Finance	9.35%
Industrial Machinery	7.56%
Specialty Stores	5.34%
Semiconductors	4.57%
Homefurnishing Retail	4.55%
Technology Hardware, Storage & Peripherals	4.19%
Semiconductor Equipment	4.10%
Leisure Products	3.98%
Electronic Manufacturing Services	3.95%
Office Services & Supplies	3.57%
Air Freight & Logistics	3.55%
Construction Machinery & Heavy Trucks	3.35%
Regional Banks	3.32%
Casinos & Gaming	3.05%
Application Software	2.91%
Steel	2.32%
Oil & Gas Refining & Marketing	2.05%
Communications Equipment	1.83%
Specialty Chemicals	1.41%
IT Consulting & Other Services	0.56%
98.92%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

24	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Management Overview

 September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Risk-Managed Balanced Fund (the Fund) Class S returned -0.14% for the fiscal year ended September 30, 2019, while its benchmark, the S&P Composite 1500 Index, returned 3.39%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The overall market dropped sharply during the fourth quarter of 2018. During the fourth quarter 2018, the S&P 1500 index dropped over 13.5% over trade concerns and overall declining global growth. The Fund’s equity holdings were concentrated in more cyclical industries, and they were therefore affected more negatively during the short-term downturn.

According to our valuation methodology, in January 2019 we had with an overall average value-to-price (V/P) ratio for the domestic market of 1.12, indicating we saw the domestic market as priced approximately 12% below our estimate of fair value. Based on this favorable outlook for equities we positioned the Fund with an approximate 70% equities / 30% fixed income allocation. As the equity market regained its upward momentum throughout the remainder of 2019, the Fund recovered from most of the losses from 4Q 2018, but ultimately lagged its benchmark by year-end.

The Fund’s fixed income holdings underperformed relative to the benchmark as interest rates fell. Given our positioning, we generally expect underperformance when rates fall aggressively and relative outperformance when rates rise. The underperformance during a time of falling rates was a result of the Fund’s holdings having a much shorter duration than the benchmark. We continued our focus on credit spread risk with a particular focus on shorter duration. Our fixed income volatility remains relatively low and this contributed favorably to the Fund’s risk adjusted returns. Our use of closed-end fund (CEF) arbitrage continued to be rewarded, as a number of these positions converted to open-end funds or liquidated. As a result, we were able to capture the original discount to net asset value at which the CEF had been acquired.

Q.	How did the Fund’s composition affect performance?

A.	The three biggest contributors to Fund performance were Northrop Grumman, MasterCard, and eBay. All three remained in the portfolio as of September 30, 2019, showing valuations indicating potential for continued price appreciation.

The three stocks that detracted the most from Fund performance were Ligand Pharmaceuticals, SVB Financial Group, and SRC Energy. These top laggards varied across sectors and shared no common industry-wide theme. Their underperformance, in each case, appeared to be tied to firm-specific disappointing events and financial reporting.

Q.	What is your investment outlook for the overall market?

A.	As of September 30, 2019, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.17 for the overall market. In other words, we believe stock prices, on average, are below our estimate of fair value. Although news events could interfere, we expect prices to move up toward our estimate of fair value.

Annual Report | September 30, 2019	25

ICON Risk-Managed Balanced Fund	Management Overview

 September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Risk-Managed Balanced Fund - Class S	5/6/04	-0.14%	4.09%	5.54%	4.14%	1.49%	1.31%
ICON Risk-Managed Balanced Fund - Class C	11/21/02	-1.13%	3.05%	4.49%	4.05%	2.39%	2.31%
ICON Risk-Managed Balanced Fund - Class A	5/31/06	-0.41%	3.83%	5.29%	3.58%	1.75%	1.56%
ICON Risk-Managed Balanced Fund - Class A(including maximum sales charge of 5.75%)	5/31/06	-6.13%	2.60%	4.67%	3.12%	1.75%	1.56%
S&P Composite 1500 Index		3.39%	10.69%	13.21%	8.94%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Risk-Managed Balanced Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Risk-Managed Balanced Fund’s other share classes will vary due to differences in charges and expenses. The Risk-Managed Balanced Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

26	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2019

	Shares or Principal Amount	Value
Corporate Bonds (20.17%)
Communication Services (1.55%)
CSC Holdings LLC 10.88%, 10/15/25(a)	$200,000	$226,490
Lee Enterprises, Inc. 9.50%, 03/15/22(a)	200,000	200,000
		426,490
Consumer Discretionary (4.32%)
Foot Locker, Inc. 8.50%, 01/15/22	150,000	165,000
Lear Corp. 5.25%,01/15/25	300,000	309,888
Reliance Intermediate Holdings LP 6.50%, 04/01/23(a)	400,000	412,000
Silversea Cruise Finance, Ltd. 7.25%, 02/01/25(a)	250,000	266,875
William Lyon Homes, Inc. 7.00%, 08/15/22	36,000	36,090
		1,189,853
Consumer Staples (2.39%)
Central Garden & Pet Co. 6.13%, 11/15/23	260,000	269,100
Conagra Brands, Inc. 7.13%, 10/01/26	175,000	214,085
Kraft Heinz Foods Co. 4.88%, 02/15/25(a)	171,000	176,042
		659,227
Energy (3.65%)
Continental Resources, Inc. 5.00%, 09/15/22	261,000	263,299
MPLX LP 6.25%, 10/15/22(a)	314,000	321,874
6.38%, 05/01/24(a)	400,000	419,604
		1,004,777
Financial (5.13%)
Catlin Insurance Co., Ltd. 3M US L + 2.975%(a)(b)(c)	400,000	400,400
JPMorgan Chase & Co., Series I 3M US L + 3.47%(b)(c)	250,000	251,172
MPT Operating Partnership LP / MPT
Finance Corp. 6.38%, 03/01/24	234,000	245,300
Principal Financial Group, Inc. 3M US L + 3.044%, 05/15/55(b)	250,000	249,062
Prudential Financial, Inc. 3M US L + 4.175%, 09/15/42(b)	250,000	269,293
		1,415,227
Health Care (1.14%)
Bausch Health Cos., Inc. 7.00%, 03/15/24(a)	100,000	105,096
Hill-Rom Holdings, Inc. 5.75%, 09/01/23(a)	100,000	102,670
	Shares or Principal Amount	Value
Health Care (continued)
Molina Healthcare, Inc. 5.38%, 11/15/22	$100,000	$106,004
		313,770
Industrials (1.58%)
Ashtead Capital, Inc. 5.63%, 10/01/24(a)	250,000	257,500
USG Corp. 5.50%, 03/01/25(a)	175,000	177,188
		434,688
Materials (0.41%)
Teck Resources, Ltd. 6.13%, 10/01/35	100,000	113,312

Total Corporate Bonds
(Cost $5,509,560)		5,557,344

Common Stocks (70.91%)
Aerospace & Defense (5.14%)
Northrop Grumman Corp.	2,100	787,059
Raytheon Co.	3,200	627,808
		1,414,867
Automotive Retail (1.62%)
AutoZone, Inc.(d)	412	446,863

Biotechnology (1.25%)
AbbVie, Inc.	4,561	345,359

Building Products (6.03%)
AO Smith Corp.	10,707	510,831
Fortune Brands Home & Security, Inc.	11,300	618,110
Masco Corp.	12,846	535,421
		1,664,362
Construction Materials (1.41%)
Eagle Materials, Inc.	4,318	388,663

Data Processing & Outsourced Services (6.53%)
Mastercard, Inc., Class A	3,729	1,012,685
Visa, Inc., Class A	4,567	785,570
		1,798,255
Diversified Banks (5.18%)
Bank of America Corp.	23,362	681,470
JPMorgan Chase & Co.	6,353	747,685
		1,429,155
Footwear (2.59%)
NIKE, Inc., Class B	7,600	713,792

Health Care Services (1.24%)
Cigna Corp.	2,253	341,983

Homebuilding (2.10%)
DR Horton, Inc.	10,994	579,494

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	27

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2019

	Shares or Principal Amount	Value
Hotels, Resorts & Cruise Lines (2.79%)
Marriott Vacations Worldwide Corp.	2,800	$290,108
Royal Caribbean Cruises, Ltd.	4,438	480,769
		770,877
Interactive Media & Services (2.62%)
Alphabet, Inc., Class C(d)	254	309,626
Facebook, Inc., Class A(d)	2,323	413,680
		723,306
Internet & Direct Marketing Retail (2.55%)
eBay, Inc.	18,000	701,640

Leisure Products (1.45%)
Brunswick Corp.	7,657	399,083

Life & Health Insurance (4.61%)
Lincoln National Corp.	12,700	766,064
Prudential Financial, Inc.	5,600	503,720
		1,269,784
Life Sciences Tools & Services (4.45%)
PerkinElmer, Inc.	5,812	495,008
PRA Health Sciences, Inc.(d)	2,644	262,364
Thermo Fisher Scientific, Inc.	1,605	467,488
		1,224,860
Oil & Gas Exploration & Production (1.53%)
Cimarex Energy Co.	3,100	148,614
Diamondback Energy, Inc.	3,023	271,798
		420,412
Oil & Gas Refining & Marketing (1.13%)
Marathon Petroleum Corp.	5,146	312,619

Paper Packaging (5.34%)
Graphic Packaging Holding Co.	25,667	378,588
International Paper Co.	11,900	497,658
Packaging Corp. of America	5,600	594,160
		1,470,406
Railroads (3.45%)
Canadian Pacific Railway, Ltd.	2,000	444,920
Union Pacific Corp.	3,129	506,835
		951,755
Regional Banks (5.04%)
KeyCorp	21,031	375,193
Signature Bank	4,102	489,040
SVB Financial Group(d)	2,500	522,375
		1,386,608
Restaurants (1.42%)
Darden Restaurants, Inc.	3,300	390,126

Trading Companies & Distributors (1.44%)
Air Lease Corp.	9,485	396,663

Total Common Stocks
(Cost $17,210,540)		19,540,932
	Shares or Principal Amount	Value
Preferred Stocks (1.57%)
Property & Casualty Insurance (0.82%)
Argo Group US, Inc. 6.50%, 09/15/42	8,816	$225,866

Wireline Telecommunication Services (0.75%)
Centaur Funding Corp. 9.08%, 04/21/20(a)	200	207,000

Total Preferred Stocks
(Cost $434,077)		432,866

Closed-End Mutual Funds (5.65%)
BlackRock Muni New York Intermediate Duration Fund, Inc.	6,798	99,999
BlackRock New York Municipal Bond Trust	9,455	139,083
Duff & Phelps Utility and Corporate Bond Trust, Inc.	37,226	344,340
Eaton Vance California Municipal Income Trust	15,404	207,030
Invesco Dynamic Credit Opportunities Fund	5,000	55,050
Nuveen Mortgage Opportunity Term Fund	23,692	546,337
Nuveen New York Municipal Value Fund 2	5,966	84,538
Pioneer Diversified High Income Trust	5,500	79,750

Total Closed-End Mutual Funds
(Cost $1,515,984)		1,556,127

Underlying Security/Expiration Date/Exercise Price/ Notional Amount	Contracts	Value
Purchased Put Options (0.05%)
S&P 500® Index 11/15/19, 2,750, $2,976,740	10	15,300
Total Purchased Put Options
(Cost $48,919)		15,300

Total Investments (98.35%)
(Cost $24,719,080)		$27,102,569

Other Assets Less Liabilities (1.65%)		454,672

Net Assets (100.00%)		$27,557,241

The accompanying notes are an integral part of the financial statements.
28	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2019

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LIBOR Rates:

3M  US L - 3 Month LIBOR as of September 30, 2019 was 2.09%

(a)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2019, these securities had a total aggregate market value of $3,272,739.

(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2019 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(d)	Non-income producing security.

Sector Composition (September 30, 2019)

Financials	20.78%
Consumer Discretionary	18.84%
Industrials	17.64%
Health Care	8.08%
Materials	7.16%
Information Technology	6.53%
Energy	6.31%
Communication Services	4.92%
Consumer Staples	2.39%
92.65%

Percentages are based upon corporate bonds, common stocks and preferred stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Building Products	6.67%
Data Processing & Outsourced Services	6.53%
Life & Health Insurance	6.49%
Diversified Banks	6.09%
Paper Packaging	5.34%
Aerospace & Defense	5.14%
Regional Banks	5.04%
Life Sciences Tools & Services	4.45%
Railroads	3.45%
Hotels, Resorts & Cruise Lines	2.79%
Oil & Gas Storage & Transportation	2.69%
Interactive Media & Services	2.62%
Consumer Discretionary	2.60%
Footwear	2.59%
Internet & Direct Marketing Retail	2.55%
Oil & Gas Exploration & Production	2.49%
Financials	2.34%
Homebuilding	2.10%
Automotive Retail	1.62%
Leisure Products	1.45%
Trading Companies & Distributors	1.44%
Restaurants	1.42%
Construction Materials	1.41%
Biotechnology	1.25%
Health Care Services	1.24%
Oil & Gas Refining & Marketing	1.13%
Auto Parts & Equipment	1.12%
Other Industries (each less than 1%)	8.60%
92.65%

Percentages are based upon corporate bonds, common stocks and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	29

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2019

Credit Diversification (September 30, 2019)

Baa2	7.23%
Ba2	2.48%
NR*	2.47%
Baa3	2.12%
Ba1	1.85%
B2	1.24%
B1	0.98%
Baa1	0.98%
B3	0.82%
Total:	20.17%

Percentages are based upon corporate bond, U.S. Treasury obligations and asset-backed securities investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

*	NR - Not Rated

The accompanying notes are an integral part of the financial statements.
30	www.iconfunds.com

ICON Diversified Funds	Statements of Assets and Liabilities
September 30, 2019

	ICON Equity Income Fund	ICON Flexible Bond Fund	ICON Fund
Assets
Investments, at cost	$77,225,726	$151,873,408	$32,474,215
Investments, at value(a)	81,122,834	152,685,439	42,715,661
Cash and cash equivalents	384,859	2,025,356	455,271
Receivables:
Investments sold	127,155	2,002,962	—
Fund shares sold	98,404	156,750	2,014
Expense reimbursements due from Adviser	45,964	105,625	7,911
Interest	84,695	1,899,798	148
Dividends	134,711	69,433	18,372
Foreign tax reclaims	11,657	—	—
Other assets	11,353	11,897	8,145
Total assets	82,021,632	158,957,260	43,207,522

Liabilities
Payables:
Payable for collateral received on securities loaned	820,950	3,047,450	511,675
Distributions due to shareholders	17,136	37,275	—
Investments purchased	—	1,398,019	—
Fund shares redeemed	41,256	214,954	1,680
Advisory fees	49,672	75,467	26,210
Transfer agent fees	43,271	58,255	25,635
Fund accounting fees	9,248	16,886	4,492
Accrued distribution fees	17,072	4,472	7,888
Trustee fees and expenses	2,774	5,189	1,437
Administration fees	3,316	6,288	1,746
Accrued expenses	39,238	53,309	29,052
Total liabilities	1,043,933	4,917,564	609,815
Net Assets - all share classes	$80,977,699	$154,039,696	$42,597,707
Net Assets - Class S	$51,852,989	$143,632,508	$27,449,953
Net Assets - Class C	$18,272,579	$4,674,554	$7,791,948
Net Assets - Class A	$10,852,131	$5,732,634	$7,355,806

Net Assets Consists of
Paid-in capital	$76,214,158	$156,361,992	$30,173,344
Total distributable earnings	4,763,541	(2,322,296)	12,424,363
Net Assets	$80,977,699	$154,039,696	$42,597,707

Shares outstanding (unlimited shares authorized, no par value)
Class S	2,880,244	15,344,911	1,386,192
Class C	1,005,445	497,754	460,674
Class A	604,268	615,498	397,198
Net asset value (offering and redemption price per share)
Class S	$18.00	$9.36	$19.80
Class C	$18.17	$9.39	$16.91
Class A	$17.96	$9.31	$18.52
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$19.05	$9.78	$19.65

(a) Includes securities on loan of	$3,320,384	$5,132,992	$632,951

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	31

ICON Diversified Funds	Statements of Assets and Liabilities
September 30, 2019

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund
Assets
Investments, at cost	$16,909,461	$14,863,367	$24,719,080
Investments, at value(a)	20,519,481	16,723,780	27,102,569
Cash and cash equivalents	23,187	—	414,447
Receivables:
Fund shares sold	6,921	69	40,364
Expense reimbursements due from Adviser	16,172	4,952	16,972
Interest	6	17	88,333
Dividends	10,291	10,535	16,804
Other assets	9,035	7,953	8,688
Total assets	20,585,093	16,747,306	27,688,177

Liabilities
Payables:
Payable for collateral received on securities loaned	1,055	173,825	—
Payable due to custodian	—	4,805	—
Distributions due to shareholders	—	—	3,563
Investments purchased	—	—	11,568
Fund shares redeemed	—	963	30,363
Advisory fees	14,475	10,109	17,000
Transfer agent fees	15,199	12,212	16,711
Fund accounting fees	2,677	2,593	4,935
Accrued distribution fees	3,380	—	14,389
Trustee fees and expenses	698	545	938
Administration fees	851	674	1,133
Accrued expenses	26,694	24,518	30,336
Total liabilities	65,029	230,244	130,936
Net Assets - all share classes	$20,520,064	$16,517,062	$27,557,241
Net Assets - Class S	$12,763,865	$—	$7,678,320
Net Assets - Class C	$2,861,938	$—	$16,906,728
Net Assets - Class A	$4,894,261	$—	$2,972,193

Net Assets Consists of
Paid-in capital	$16,208,465	$15,876,540	$25,522,744
Total distributable earnings	4,311,599	640,522	2,034,497
Net Assets	$20,520,064	$16,517,062	$27,557,241

Shares outstanding (unlimited shares authorized, no par value)		1,221,977
Class S	475,753	—	477,362
Class C	123,942	—	1,151,497
Class A	189,618	—	189,412
Net asset value (offering and redemption price per share)		$13.52
Class S	$26.83	$—	$16.08
Class C	$23.09	$—	$14.68
Class A	$25.81	$—	$15.69
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$27.39	$—	$16.65

(a) Includes securities on loan of	$288,742	$573,007	$—

The accompanying notes are an integral part of the financial statements.
32	www.iconfunds.com

ICON Diversified Funds	Statements of Operations
Year Ended September 30, 2019

	ICON Equity Income Fund	ICON Flexible Bond Fund	ICON Fund
Investment Income
Interest	$223,968	$3,862,016	$215
Dividends	2,854,757	1,923,696	563,867
Foreign taxes withheld	(59,705)	—	(7,824)
Income from securities lending, net	8,598	41,093	7,619
Other income	17,275	201,078	—
Total investment income	3,044,893	6,027,883	563,877

Expenses
Advisory fees	589,726	774,843	321,637
Administration fees	39,318	64,570	21,440
Transfer agent fees	123,144	134,859	72,747
Distribution fees:
Class C	179,099	33,320	93,287
Class A	24,738	11,391	13,971
Registration fees	45,320	49,845	42,123
Audit and tax service expense	18,442	18,000	16,000
Fund accounting fees	42,930	70,572	22,167
Trustee fees and expenses	25,495	40,550	14,110
Insurance expense	8,648	10,841	5,502
Custody fees	6,983	13,481	4,034
Printing fees	18,016	19,408	8,742
Interest expense	1,029	702	1,765
Other expenses	38,976	59,996	23,955
Total expenses before expense reimbursement	1,161,864	1,302,378	661,480
Expense reimbursement by Adviser due to expense limitation agreement	(178,284)	(286,844)	(25,082)
Net Expenses	983,580	1,015,534	636,398
Net Investment Income/(Loss)	2,061,313	5,012,349	(72,521)

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments, options and foreign currency translations	784,773	867,501	2,782,540
Long-term capital gain distributions from other investment companies	1,745	—	—
	786,518	867,501	2,782,540
Change in unrealized net appreciation/(depreciation) on:
Investments, options and foreign currency	(482,995)	1,919,858	(2,941,213)
	(482,995)	1,919,858	(2,941,213)
Net realized and unrealized gain/(loss)	303,523	2,787,359	(158,673)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$2,364,836	$7,799,708	$(231,194)

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	33

ICON Diversified Funds	Statements of Operations
Year Ended September 30, 2019

	ICON Long/Short Fund	ICON Opportunities Fun	ICON Risk-Managed Balanced Fund
Investment Income
Interest	$—	$62	$253,981
Dividends	247,129	124,308	400,548
Foreign taxes withheld	(1,603)	—	(1,097)
Income from securities lending, net	3,856	6,649	816
Other income	—	—	9,024
Total investment income	249,382	131,019	663,272

Expenses
Advisory fees	179,360	128,327	210,790
Administration fees	10,550	8,554	14,053
Transfer agent fees	51,224	37,738	56,899
Distribution fees:
Class C	37,954	—	158,327
Class A	11,730	—	9,135
Registration fees	43,391	18,175	44,039
Audit and tax service expense	17,500	16,000	19,500
Fund accounting fees	11,758	10,465	18,561
Trustee fees and expenses	7,017	5,689	9,209
Insurance expense	3,016	2,391	3,344
Custody fees	3,348	3,255	4,559
Printing fees	6,281	5,809	7,947
Interest expense	3,190	840	—
Recoupment of previously reimbursed expenses	—	748	—
Other expenses	15,039	11,453	16,530
Total expenses before expense reimbursement	401,358	249,444	572,893
Expense reimbursement by Adviser due to expense limitation agreement	(80,910)	(26,483)	(68,339)
Net Expenses	320,448	222,961	504,554
Net Investment Income/(Loss)	(71,066)	(91,942)	158,718

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments, options and foreign currency translations	1,069,156	(779,754)	(307,365)
Long-term capital gain distributions from other investment companies	—	—	12,872
	1,069,156	(779,754)	(294,493)
Change in unrealized net appreciation/(depreciation) on:
Investments, options and foreign currency	(2,025,675)	(887,557)	(413,120)
	(2,025,675)	(887,557)	(413,120)
Net realized and unrealized gain/(loss)	(956,519)	(1,667,311)	(707,613)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(1,027,585)	$(1,759,253)	$(548,895)

The accompanying notes are an integral part of the financial statements.
34	www.iconfunds.com

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Equity Income Fund		ICON Flexible Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018 (a)
Operations
Net investment income/(loss)	$2,061,313	$2,241,678	$5,012,349	$3,522,028
Net realized gain/(loss)	784,773	3,050,654	867,501	(877,235)
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	1,745	—	—	—
Change in net unrealized appreciation/(depreciation)	(482,995)	(979,199)	1,919,858	(931,423)
Net increase/(decrease) in net assets resulting from operations	2,364,836	4,313,133	7,799,708	1,713,370

Total Dividends and Distributions to Shareholders
Class S	(1,555,574)	(1,607,191)	(5,760,922)	(3,164,850)
Class C	(368,185)	(342,652)	(154,050)	(100,341)
Class A	(282,374)	(365,825)	(207,550)	(125,245)
Net decrease from dividends and distributions	(2,206,133)	(2,315,668)	(6,122,522)	(3,390,436)

Fund Share Transactions
Shares sold
Class S	17,828,923	14,018,260	81,218,276	36,821,738
Class C	3,726,772	3,350,835	2,266,664	585,449
Class A	3,328,557	2,012,996	2,504,061	993,823
Reinvested dividends and distributions
Class S	1,487,328	1,536,440	5,335,911	2,912,727
Class C	343,543	310,512	132,038	85,079
Class A	247,336	310,987	194,232	115,309
Shares repurchased
Class S	(18,671,913)	(22,765,862)	(41,792,561)	(21,361,079)
Class C	(3,349,884)	(2,388,940)	(1,048,934)	(1,067,548)
Class A	(3,451,831)	(6,198,082)	(707,527)	(1,212,911)
Net increase/(decrease) from fund share transactions	1,488,831	(9,812,854)	48,102,160	17,872,587

Total net increase/(decrease) in net assets	1,647,534	(7,815,389)	49,779,346	16,195,521

Net Assets
Beginning of year	79,330,165	87,145,554	104,260,350	88,064,829
End of year	$80,977,699	$79,330,165	$154,039,696	$104,260,350

Transactions in Fund Shares
Shares sold
Class S	1,023,897	771,961	8,777,894	3,961,759
Class C	211,997	183,047	243,879	62,589
Class A	193,061	111,347	271,269	107,547
Issued to shareholders in reinvestment of distributions
Class S	87,302	85,666	575,324	313,069
Class C	20,165	17,162	14,191	9,103
Class A	14,587	17,383	21,050	12,448
Shares repurchased
Class S	(1,080,145)	(1,249,425)	(4,515,936)	(2,296,036)
Class C	(189,853)	(130,988)	(112,492)	(114,075)
Class A	(199,576)	(341,407)	(76,734)	(130,931)
Net increase/(decrease)	81,435	(535,254)	5,198,445	1,925,473
Shares outstanding, beginning of year	4,408,522	4,943,776	11,259,718	9,334,245
Shares outstanding, end of year	4,489,957	4,408,522	16,458,163	11,259,718

(a)	Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	35

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Fund		ICON Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Operations
Net investment income/(loss)	$(72,521)	$(226,954)	$(71,066)	$(131,995)
Net realized gain/(loss)	2,782,540	3,356,674	1,069,156	1,840,083
Change in net unrealized appreciation/(depreciation)	(2,941,213)	32,995	(2,025,675)	61,132
Net increase/(decrease) in net assets resulting from operations	(231,194)	3,162,715	(1,027,585)	1,769,220

Total Dividends and Distributions to Shareholders
Class S	(340,838)	—	(171,949)	—
Class C	(140,023)	—	(71,048)	—
Class A	(60,635)	—	(69,039)	—
Net decrease from dividends and distributions	(541,496)	—	(312,036)	—

Fund Share Transactions
Shares sold
Class S	1,077,421	3,873,962	6,025,489	10,816,178
Class C	372,023	547,780	147,661	761,410
Class A	2,886,856	1,140,529	1,338,348	2,733,365
Reinvested dividends and distributions
Class S	333,895	—	158,276	—
Class C	134,838	—	68,168	—
Class A	60,060	—	61,419	—
Shares repurchased
Class S	(6,071,506)	(6,326,048)	(10,957,390)	(4,397,179)
Class C	(3,720,792)	(2,476,705)	(2,149,420)	(711,148)
Class A	(1,140,854)	(1,186,452)	(1,800,039)	(4,937,947)
Net increase/(decrease) from fund share transactions	(6,068,059)	(4,426,934)	(7,107,488)	4,264,679

Total net increase/(decrease) in net assets	(6,840,749)	(1,264,219)	(8,447,109)	6,033,899

Net Assets
Beginning of year	49,438,456	50,702,675	28,967,173	22,933,274
End of year	$42,597,707	$49,438,456	$20,520,064	$28,967,173

Transactions in Fund Shares
Shares sold
Class S	57,310	192,622	235,961	399,467
Class C	22,981	31,789	7,566	32,406
Class A	169,233	59,973	55,777	103,610
Issued to shareholders in reinvestment of distributions
Class S	21,159	—	7,355	—
Class C	9,922	—	3,651	—
Class A	4,064	—	2,960	—
Shares repurchased
Class S	(330,003)	(315,297)	(453,031)	(162,050)
Class C	(237,635)	(141,244)	(100,419)	(30,287)
Class A	(65,537)	(63,542)	(73,637)	(186,954)
Net increase/(decrease)	(348,506)	(235,699)	(313,817)	156,192
Shares outstanding, beginning of year	2,592,570	2,828,269	1,103,130	946,938
Shares outstanding, end of year	2,244,064	2,592,570	789,313	1,103,130

The accompanying notes are an integral part of the financial statements.
36	www.iconfunds.com

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Opportunities Fund		ICON Risk-Managed Balanced Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Operations
Net investment income/(loss)	$(91,942)	$(166,742)	$158,718	$159,711
Net realized gain/(loss)	(779,754)	3,637,781	(307,365)	783,256
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	—	—	12,872	—
Change in net unrealized appreciation/(depreciation)	(887,557)	(2,599,824)	(413,120)	440,875
Net increase/(decrease) in net assets resulting from operations	(1,759,253)	871,215	(548,895)	1,383,842

Total Dividends and Distributions to Shareholders
Dividends and distributions	(3,835,809)	(307,810)
Class S	—	—	(109,704)	(101,832)
Class C	—	—	(75,982)	(23,510)
Class A	—	—	(37,262)	(41,068)
Net decrease from dividends and distributions	(3,835,809)	(307,810)	(222,948)	(166,410)

Fund Share Transactions
Shares sold	1,522,617	8,215,056
Class S	—	—	1,415,642	3,005,177
Class C	—	—	3,838,315	3,137,593
Class A	—	—	326,959	1,309,983
Reinvested dividends and distributions	3,766,343	305,435
Class S	—	—	103,308	94,076
Class C	—	—	73,477	21,452
Class A	—	—	32,895	38,578
Shares repurchased	(4,261,245)	(7,368,889)
Class S	—	—	(4,210,662)	(8,100,020)
Class C	—	—	(3,101,074)	(3,902,945)
Class A	—	—	(2,083,696)	(3,826,965)
Net increase/(decrease) from fund share transactions	1,027,715	1,151,602	(3,604,836)	(8,223,071)

Total net increase/(decrease) in net assets	(4,567,347)	1,715,007	(4,376,679)	(7,005,639)

Net Assets
Beginning of year	21,084,409	19,369,402	31,933,920	38,939,559
End of year	$16,517,062	$21,084,409	$27,557,241	$31,933,920

Transactions in Fund Shares
Shares sold	112,589	417,657
Class S	—	—	90,648	185,151
Class C	—	—	268,269	214,005
Class A	—	—	22,068	83,430
Issued to shareholders in reinvestment of distributions	340,230	15,481
Class S	—	—	6,794	5,890
Class C	—	—	5,267	1,468
Class A	—	—	2,215	2,482
Shares repurchased	(311,733)	(377,941)
Class S	—	—	(274,115)	(507,106)
Class C	—	—	(221,774)	(265,702)
Class A	—	—	(139,322)	(242,735)
Net increase/(decrease)	141,086	55,197	(239,950)	(523,117)
Shares outstanding, beginning of year	1,080,891	1,025,694	2,058,221	2,581,338
Shares outstanding, end of year	1,221,977	1,080,891	1,818,271	2,058,221

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	37

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class S	September 30, 2019	September 30, 2018	September 30, 2017		September 30, 2016	September 30, 2015
Net asset value, beginning of period	$17.96	$17.61	$15.62		$14.36	$14.87
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.50	0.53	0.61		0.60	0.56
Net realized and unrealized gains/(losses) on investments	0.09	0.38	1.95		1.27	(0.56)
Total from investment operations	0.59	0.91	2.56		1.87	(0.00	)(b)

Less dividends and distributions:
Dividends from net investment income	(0.53)	(0.56)	(0.57)		(0.61)	(0.51)
Distributions from net realized gains	(0.02)	—	—		—	—
Total dividends and distributions	(0.55)	(0.56)	(0.57)		(0.61)	(0.51)

Net asset value, end of period	$18.00	$17.96	$17.61		$15.62	$14.36

Total Return	3.45%	5.19%	16.53%		13.30%	(0.17)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$51,853	$51,185	$57,062		$37,868	$22,779

Ratio of expenses to average net assets
Before expense limitation	1.21%	1.16%	1.15%		1.24%	1.25%
After expense limitation(c)	0.99%	0.99%	1.05	%(d)	1.20%	1.20%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.66%	2.76%	3.50%		3.91%	3.52%
After expense limitation(c)	2.88%	2.93%	3.60%		3.95%	3.57%
Portfolio turnover rate	117%	171%	206%		145%	174%

(a)	Calculated using the average shares method.

(b)	Amount less than $(0.005).

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Effective January 26, 2017, the annual expense limitation rate changed from 1.20% to 0.99%.

The accompanying notes are an integral part of the financial statements.
38	www.iconfunds.com

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class C	September 30, 2019	September 30, 2018	September 30, 2017		September 30, 2016	September 30, 2015
Net asset value, beginning of period	$18.13	$17.76	$15.76		$14.45	$14.96
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.33	0.36	0.45		0.45	0.40
Net realized and unrealized gains/(losses) on investments	0.08	0.38	1.95		1.28	(0.56)
Total from investment operations	0.41	0.74	2.40		1.73	(0.16)

Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.37)	(0.40)		(0.42)	(0.35)
Distributions from net realized gains	(0.02)	—	—		—	—
Total dividends and distributions	(0.37)	(0.37)	(0.40)		(0.42)	(0.35)

Net asset value, end of period	$18.17	$18.13	$17.76		$15.76	$14.45

Total Return(b)	2.38%	4.21%	15.34%		12.15%	(1.16)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$18,273	$17,460	$15,878		$10,532	$6,825

Ratio of expenses to average net assets
Before expense limitation	2.22%	2.17%	2.20%		2.34%	2.34%
After expense limitation(c)	1.99%	1.99%	2.05	%(d)	2.20%	2.20%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.65%	1.81%	2.49%		2.80%	2.40%
After expense limitation(c)	1.88%	1.99%	2.64%		2.94%	2.54%
Portfolio turnover rate	117%	171%	206%		145%	174%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.
(d)	Effective January 26, 2017, the annual expense limitation rate changed from 2.20% to 1.99%.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	39

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class A	September 30, 2019	September 30, 2018	September 30, 2017		September 30, 2016	September 30, 2015
Net asset value, beginning of period	$17.92	$17.56	$15.58		$14.29	$14.79
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.46	0.49	0.54		0.56	0.50
Net realized and unrealized gains/(losses) on investments	0.08	0.38	1.96		1.26	(0.53)
Total from investment operations	0.54	0.87	2.50		1.82	(0.03)

Less dividends and distributions:
Dividends from net investment income	(0.48)	(0.51)	(0.52)		(0.53)	(0.47)
Distributions from net realized gains	(0.02)	—	—		—	—
Total dividends and distributions	(0.50)	(0.51)	(0.52)		(0.53)	(0.47)

Net asset value, end of period	$17.96	$17.92	$17.56		$15.58	$14.29

Total Return(b)	3.20%	4.98%	16.20%		12.97%	(0.38)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,852	$10,685	$14,206		$16,775	$13,039

Ratio of expenses to average net assets
Before expense limitation	1.50%	1.45%	1.45%		1.54%	1.52%
After expense limitation(c)	1.24%	1.24%	1.31	%(d)	1.45%	1.45%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.38%	2.48%	3.06%		3.64%	3.14%
After expense limitation(c)	2.64%	2.69%	3.20%		3.73%	3.21%
Portfolio turnover rate	117%	171%	206%		145%	174%

(a)	Calculated using the average shares method.

(b)	The total return calculation excludes any sales charges.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Effective January 26, 2017, the annual expense limitation rate changed from 1.45% to 1.24%.

The accompanying notes are an integral part of the financial statements.
40	www.iconfunds.com

ICON Flexible Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class S	September 30, 2019	September 30, 2018(a)	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$9.26	$9.43	$9.55	$9.20	$9.90
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.36	0.36	0.37	0.34	0.41
Net realized and unrealized gains/(losses) on investments	0.18	(0.19)	(0.11)	0.34	(0.44)
Total from investment operations	0.54	0.17	0.26	0.68	(0.03)

Less dividends and distributions:
Dividends from net investment income	(0.44)	(0.34)	(0.38)	(0.33)	(0.51)
Distributions from net realized gains	—	—	—	—	(0.13)
Return of capital	—	—	—	—	(0.03)
Total dividends and distributions	(0.44)	(0.34)	(0.38)	(0.33)	(0.67)

Net asset value, end of period	$9.36	$9.26	$9.43	$9.55	$9.20

Total Return	6.02%	1.89%	2.82%	7.54%	(0.28)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$143,633	$97,303	$80,467	$76,656	$73,152

Ratio of expenses to average net assets
Before expense limitation	0.96%	0.92%	0.91%	0.93%	0.91%
After expense limitation(c)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.70%	3.65%	3.80%	3.43%	4.10
After expense limitation(c)	3.91%	3.82%	3.96%	3.61%	4.26%
Portfolio turnover rate	144%	153%	169%	141%	153%

(a)	Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.

(b)	Calculated using the average shares method.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	41

ICON Flexible Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	September 30, 2019	September 30, 2018(a)	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$9.29	$9.48	$9.58	$9.24	$9.94
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.29	0.28	0.29	0.26	0.32
Net realized and unrealized gains/(losses) on investments	0.18	(0.19)	(0.10)	0.34	(0.43)
Total from investment operations	0.47	0.09	0.19	0.60	(0.11)

Less dividends and distributions:
Dividends from net investment income	(0.37)	(0.28)	(0.29)	(0.26)	(0.43)
Distributions from net realized gains	—	—	—	—	(0.13)
Return of capital	—	—	—	—	(0.03)
Total dividends and distributions	(0.37)	(0.28)	(0.29)	(0.26)	(0.59)

Net asset value, end of period	$9.39	$9.29	$9.48	$9.58	$9.24

Total Return(c)	5.12%	0.92%	2.05%	6.59%	(1.10)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,675	$3,272	$3,739	$4,590	$4,142

Ratio of expenses to average net assets
Before expense limitation	2.12%	2.20%	2.13%	2.10%	2.19%
After expense limitation(d)	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income/(loss) to average net asset
Before expense limitation	2.56%	2.36%	2.58%	2.28%	2.76%
After expense limitation(d)	3.08%	2.96%	3.11%	2.78%	3.35%
Portfolio turnover rate	144%	153%	169%	141%	153%

(a)	Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.
(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
42	www.iconfunds.com

ICON Flexible Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	September 30, 2019	September 30, 2018(a)	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$9.21	$9.39	$9.51	$9.17	$9.86
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.34	0.33	0.33	0.31	0.36
Net realized and unrealized gains/(losses) on investments	0.18	(0.19)	(0.10)	0.34	(0.41)
Total from investment operations	0.52	0.14	0.23	0.65	(0.05)

Less dividends and distributions:
Dividends from net investment income	(0.42)	(0.32)	(0.35)	(0.31)	(0.48)
Distributions from net realized gains	—	—	—	—	(0.13)
Return of capital	—	—	—	—	(0.03)
Total dividends and distributions	(0.42)	(0.32)	(0.35)	(0.31)	(0.64)

Net asset value, end of period	$9.31	$9.21	$9.39	$9.51	$9.17

Total Return(c)	5.76%	1.55%	2.48%	7.25%	(0.44)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,733	$3,685	$3,859	$6,100	$7,838

Ratio of expenses to average net assets
Before expense limitation	1.39%	1.45%	1.41%	1.38%	1.36%
After expense limitation(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.29%	3.13%	3.13%	2.98%	3.50%
After expense limitation(d)	3.68%	3.58%	3.54%	3.36%	3.86%
Portfolio turnover rate	144%	153%	169%	141%	153%

(a)	Prior to January 23, 2018, the ICON Flexible Bond Fund was known as the ICON Bond Fund.

(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	43

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class S	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$19.90	$18.68	$14.08	$13.83	$14.52
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.02 (b)	(0.02)	(0.01)	0.05	(0.02)
Net realized and unrealized gains/(losses) on investments	0.10 (c)	1.24	4.61	0.20	(0.67)
Total from investment operations	0.12	1.22	4.60	0.25	(0.69)

Less dividends and distributions:
Distributions from net realized gains	(0.22)	—	—	—	—
Total dividends and distributions	(0.22)	—	—	—	—

Net asset value, end of period	$19.80	$19.90	$18.68	$14.08	$13.83

Total Return	0.88%	6.53%	32.67%	1.81%	(4.75)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$27,450	$32,583	$32,883	$28,897	$33,695

Ratio of expenses to average net assets
Before expense limitation	1.22%	1.11%	1.10%	1.12%	1.09%
After expense limitation(d)	1.22%	1.11%	1.10%	1.12%	1.09%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.09%	(0.12)%	(0.04)%	0.39%	(0.11)%
After expense limitation(d)	0.09%	(0.12)%	(0.04)%	0.39%	(0.11)%
Portfolio turnover rate	31%	25%	15%	31%	54%

(a)	Calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
44	www.iconfunds.com

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$17.21	$16.34	$12.46	$12.38	$13.15
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.15)	(0.22)	(0.17)	(0.09)	(0.18)
Net realized and unrealized gains/(losses) on investments	0.07 (b)	1.09	4.05	0.17	(0.59)
Total from investment operations	(0.08)	0.87	3.88	0.08	(0.77)

Less dividends and distributions:
Distributions from net realized gains	(0.22)	—	—	—	—
Total dividends and distributions	(0.22)	—	—	—	—

Net asset value, end of period	$16.91	$17.21	$16.34	$12.46	$12.38

Total Return(c)	(0.16)%	5.32%	31.14%	0.65%	(5.86)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$7,792	$11,452	$12,663	$11,520	$13,745

Ratio of expenses to average net assets
Before expense limitation	2.40%	2.27%	2.31%	2.41%	2.27%
After expense limitation(d)	2.25%	2.25%	2.25%	2.26%	2.25%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.09)%	(1.28)%	(1.25)%	(0.90)%	(1.29)%
After expense limitation(d)	(0.94)%	(1.26)%	(1.19)%	(0.75)%	(1.27)%
Portfolio turnover rate	31%	25%	15%	31%	54%

(a)	Calculated using the average shares method.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	45

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Class A	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015
Net asset value, beginning of period	$18.67	$17.60	$13.31	$13.13		$13.84
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.03)	(0.10)	(0.07)	0.00	(b)	(0.08)
Net realized and unrealized gains/(losses) on investments	0.10 (c)	1.17	4.36	0.18		(0.63)
Total from investment operations	0.07	1.07	4.29	0.18		(0.71)

Less dividends and distributions:
Distributions from net realized gains	(0.22)	—	—	—		—
Total dividends and distributions	(0.22)	—	—	—		—

Net asset value, end of period	$18.52	$18.67	$17.60	$13.31		$13.13

Total Return(d)	0.67%	6.08%	32.23%	1.37%		(5.13)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$7,356	$5,404	$5,156	$5,490		$6,994

Ratio of expenses to average net assets
Before expense limitation	1.72%	1.63%	1.66%	1.67%		1.55%
After expense limitation(e)	1.50%	1.50%	1.50%	1.51%		1.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.40)%	(0.64)%	(0.60)%	(0.16)%		(0.57)%
After expense limitation(e)	(0.18)%	(0.51)%	(0.44)%	0.00	%(f)	(0.52)%
Portfolio turnover rate	31%	25%	15%	31%		54%

(a)	Calculated using the average shares method.

(b)	Amount less than $0.005.

(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(d)	The total return calculation excludes any sales charges.
(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(f)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.
46	www.iconfunds.com

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class S	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$27.11	$25.13	$18.70	$18.39	$18.41
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.02)	(0.06)	(0.04)	0.04	(0.09)
Net realized and unrealized gains/(losses) on investments	0.09 (b)	2.04	6.47	0.27	0.07
Total from investment operations	0.07	1.98	6.43	0.31	(0.02)

Less dividends and distributions:
Distributions from net realized gains	(0.35)	—	—	—	—
Total dividends and distributions	(0.35)	—	—	—	—

Net asset value, end of period	$26.83	$27.11	$25.13	$18.70	$18.39

Total Return	0.56%	7.88%	34.39%	1.69%	(0.11)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$12,764	$18,580	$11,259	$7,114	$17,196

Ratio of expenses to average net assets
Before expense limitation	1.53%	1.38%	1.50%	1.63%	1.37%
After expense limitation(c)	1.25%	1.25%	1.25%	1.28%	1.28%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.36)%	(0.33)%	(0.43)%	(0.11)%	(0.52)%
After expense limitation(c)	(0.08)%	(0.20)%	(0.18)%	0.24%	(0.43)%
Portfolio turnover rate	31%	36%	24%	20%	74% %

(a)	Calculated using the average shares method.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(c)	The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	47

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$23.63	$22.13	$16.65	$16.54	$16.74
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.25)	(0.30)	(0.25)	(0.13)	(0.27)
Net realized and unrealized gains/(losses) on investments	0.06 (b)	1.80	5.73	0.24	0.07
Total from investment operations	(0.19)	1.50	5.48	0.11	(0.20)

Less dividends and distributions:
Distributions from net realized gains	(0.35)	—	—	—	—
Total dividends and distributions	(0.35)	—	—	—	—

Net asset value, end of period	$23.09	$23.63	$22.13	$16.65	$16.54

Total Return(c)	(0.47)%	6.78%	32.91%	0.67%	(1.19)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,862	$5,036	$4,671	$4,211	$6,300

Ratio of expenses to average net assets
Before expense limitation	2.84%	2.60%	2.75%	2.76%	2.53%
After expense limitation(d)	2.30%	2.30%	2.30%	2.33%	2.33%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.67)%	(1.57)%	(1.69)%	(1.21)%	(1.68)%
After expense limitation(d)	(1.13)%	(1.27)%	(1.24)%	(0.78)%	(1.48)%
Portfolio turnover rate	31%	36%	24%	20%	74%

(a)	Calculated using the average shares method.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(c)	The total return calculation excludes any sales charges.
(d)	The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.
48	www.iconfunds.com

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$26.16	$24.33	$18.16	$17.91	$17.99
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.09)	(0.14)	(0.11)	(0.01)	(0.15)
Net realized and unrealized gains/(losses) on investments	0.09 (b)	1.97	6.28	0.26	0.07
Total from investment operations	(0.00)	1.83	6.17	0.25	(0.08)

Less dividends and distributions:
Distributions from net realized gains	(0.35)	—	—	—	—
Total dividends and distributions	(0.35)	—	—	—	—

Net asset value, end of period	$25.81	$26.16	$24.33	$18.16	$17.91

Total Return(c)	0.31%	7.52%	33.98%	1.40%	(0.44)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,894	$5,351	$7,003	$5,316	$9,186

Ratio of expenses to average net assets
Before expense limitation	2.08%	1.83%	1.93%	1.95%	1.73%
After expense limitation(d)	1.55%	1.55%	1.55%	1.58%	1.58%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.92)%	(0.80)%	(0.87)%	(0.40)%	(0.89)%
After expense limitation(d)	(0.39)%	(0.52)%	(0.49)%	(0.03)%	(0.74)%
Portfolio turnover rate	31%	36%	24%	20%	74%

(a)	Calculated using the average shares method.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
(c)	The total return calculation excludes any sales charges.
(d)	The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	49

ICON Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30, 2019	September 30, 2018	September 30, 2017		September 30, 2016	September 30, 2015
Net asset value, beginning of period	$19.51	$18.88	$14.74		$13.32	$13.04
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.07)	(0.15)	(0.13)		(0.03)	(0.09)
Net realized and unrealized gains/(losses) on investments	(2.22)	1.07	4.48		1.46	0.58
Total from investment operations	(2.29)	0.92	4.35		1.43	0.49

Less dividends and distributions:
Distributions from net realized gains	(3.70)	(0.29)	(0.21)		(0.01)	(0.21)
Total dividends and distributions	(3.70)	(0.29)	(0.21)		(0.01)	(0.21)

Net asset value, end of period	$13.52	$19.51	$18.88		$14.74	$13.32

Total Return	(7.53)%	4.88%	29.75%		10.76%	3.75%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$16,517	$21,084	$19,369		$16,059	$11,047

Ratio of expenses to average net assets
Before expense limitation	1.45%	1.35%	1.47%		1.53%	1.58%
After expense limitation(b)	1.30%	1.30%	1.45	%(c)	1.51%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.69)%	(0.80)%	(0.80)%		(0.27)%	(0.72)%
After expense limitation(b)	(0.54)%	(0.75)%	(0.78)%		(0.25)%	(0.65)%
Portfolio turnover rate	41%	87%	26%		95%	76%

(a)	Calculated using the average shares method.

(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.
(c)	Effective June 30, 2017, the annual expense limitation rate changed from 1.50% to 1.30%.

The accompanying notes are an integral part of the financial statements.
50	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class S	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$16.32	$15.74	$14.46	$14.02	$13.98
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.18	0.16	0.21	0.19	0.18
Net realized and unrealized gains/(losses) on investments	(0.21)	0.57	1.30	0.42	0.01
Total from investment operations	(0.03)	0.73	1.51	0.61	0.19

Less dividends and distributions:
Dividends from net investment income	(0.21)	(0.15)	(0.23)	(0.17)	(0.15)
Total dividends and distributions	(0.21)	(0.15)	(0.23)	(0.17)	(0.15)

Net asset value, end of period	$16.08	$16.32	$15.74	$14.46	$14.02

Total Return	(0.14)%	4.64%	10.53%	4.39%	1.35%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$7,678	$10,676	$15,272	$20,087	$26,677

Ratio of expenses to average net assets
Before expense limitation	1.51%	1.38%	1.36%	1.27%	1.34%
After expense limitation(b)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.84%	0.82%	1.26%	1.27%	1.09%
After expense limitation(b)	1.15%	1.00%	1.42%	1.34%	1.23%
Portfolio turnover rate	66%	87%	83%	109%	119%

(a)	Calculated using the average shares method.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	51

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
Class C	September 30, 2019		September 30, 2018		September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$14.92		$14.42		$13.27	$12.89	$12.90
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.02		(0.00	)(b)	0.06	0.04	0.03
Net realized and unrealized gains/(losses) on investments	(0.19)		0.52		1.19	0.39	0.01
Total from investment operations	(0.17)		0.52		1.25	0.43	0.04

Less dividends and distributions:
Dividends from net investment income	(0.07)		(0.02)		(0.10)	(0.05)	(0.05)
Total dividends and distributions	(0.07)		(0.02)		(0.10)	(0.05)	(0.05)

Net asset value, end of period	$14.68		$14.92		$14.42	$13.27	$12.89

Total Return(c)	(1.13)%		3.61%		9.44%	3.35%	0.31%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$16,907		$16,409		$16,583	$15,151	$13,061

Ratio of expenses to average net assets
Before expense limitation	2.37%		2.28%		2.30%	2.29%	2.38%
After expense limitation(d)	2.20%		2.20%		2.20%	2.20%	2.20%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.00	%(e)	(0.08)%		0.35%	0.24%	0.06%
After expense limitation(d)	0.17%		0.00	%(e)	0.45%	0.33%	0.24%
Portfolio turnover rate	66%		87%		83%	109%	119%

(a)	Calculated using the average shares method.

(b)	Amount less than $(0.005).

(c)	The total return calculation excludes any sales charges.
(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.
(e)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.
52	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$15.93	$15.36	$14.11	$13.68	$13.69
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.13	0.12	0.17	0.15	0.14
Net realized and unrealized gains/(losses) on investments	(0.20)	0.55	1.27	0.42	0.00 (b)
Total from investment operations	(0.07)	0.67	1.44	0.57	0.14

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.10)	(0.19)	(0.14)	(0.15)
Total dividends and distributions	(0.17)	(0.10)	(0.19)	(0.14)	(0.15)

Net asset value, end of period	$15.69	$15.93	$15.36	$14.11	$13.68

Total Return(c)	(0.41)%	4.40%	10.29%	4.18%	1.00%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,972	$4,849	$7,084	$9,095	$8,446

Ratio of expenses to average net assets
Before expense limitation	1.87%	1.64%	1.64%	1.60%	1.70%
After expense limitation(d)	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.47%	0.56%	0.98%	0.93%	0.71%
After expense limitation(d)	0.89%	0.75%	1.17%	1.08%	0.96%
Portfolio turnover rate	66%	87%	83%	109%	119%

(a)	Calculated using the average shares method.
(b)	Less than $0.005.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	53

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

1.	ORGANIZATION

The ICON Equity Income Fund (“Equity Income Fund”), ICON Flexible Bond Fund (“Flexible Bond Fund”), ICON Fund (“ICON Fund”), ICON Long/Short Fund (“Long/ Short Fund”), ICON Opportunities Fund (“Opportunities Fund”) and ICON Risk-Managed Balanced Fund (“Risk-Managed Balanced Fund”) are a series of funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund, with the exception of the Opportunities Fund, offers three classes of shares: Class S, Class C and Class A. The Opportunities Fund is a single-class fund. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eleven other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Flexible Bond Fund is to maximize total return. The investment objective of the ICON Fund is capital appreciation with a secondary objective of capital preservation to provide long-term growth. The investment objective of the Opportunities Fund is to provide capital appreciation. The investment objective of the Long/Short Fund is to provide capital appreciation. The investment objective of the Risk-Managed Balanced Fund is modest capital appreciation and income.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Securities of small companies generally involve greater risks than investments in larger companies. Small company securities tend to be more volatile and less liquid than equity securities of larger companies. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases.

The Funds may invest in other investment companies. As with other investments, investments in other investment companies, including closed-end funds (which include business development companies (BDCs)), unit investment trusts, open-end investment companies, and exchange traded funds, are subject to many of the same risks as investing directly in the underlying instruments, including market risk and, for non-index strategies, selection risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (including management and advisory fees). If a Fund acquires shares of one or more underlying funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees attributable to those assets of the Fund invested in the underlying funds) and, indirectly, the expenses of the underlying funds (including management and advisory fees). Further, the closed-end fund market is inefficient. Many closed-end funds (CEFs), including many in which the Funds invest, are small or microcap securities. There is little independent research published on CEFs and limited availability of data makes research difficult and time consuming. CEFs may trade unpredictably. The underlying assets may be unknown and their value not readily determinable. The Funds often purchase CEFs believing they are trading at a discount to NAV, and an ongoing corporate action will cause the discount to narrow or disappear. With little independent analysis of the CEFs’ individual assets, the Fund essentially makes a value based arbitrage strategy. The Fund will look to events like pending or proposed tender offers, liquidations, take-over plays etc. If the event is not preceded by an official announcement — and is, instead, “pending” or “anticipated” — this strategy can be very risky. If the event is announced, there is still the possibility that it will not happen. In sum, investing in CEFs in general, and CEF arbitrage plays in particular carry unique and arguably heightened risks.

The Equity Income Fund, Flexible Bond Fund and Risk-Managed Balanced Fund may invest in medium-and lower-quality debt securities. High-yield bonds, also known as “junk bonds” are speculative investments and involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. Junk bonds are also less liquid (more difficult to sell) than equities and higher credit bonds. Reduced liquidity may adversely affect the market price of, and ability of a Fund to value and sell particular securities at certain times, thereby making it difficult to make specific valuation determinations.

The Equity Income Fund, Flexible Bond Fund and Risk-Managed Balanced Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations. The Equity Income Fund, Flexible Bond Fund and Risk-Managed Balanced Fund also may invest in debt securities that are secured with collateral consisting of mortgage related securities (Collateralized Mortgage Obligations or “CMO’s”), and in other types of mortgage-related or other asset-backed securities. CMOs are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are typically structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. The ICON Fund and Long/Short Fund also may invest in such securities for temporary defensive purposes.

54	www.iconfunds.com

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

The Long/Short Fund may engage in short selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Risk-Managed Balanced Fund may invest in call options; selling/writing call options involves certain risks, such as limiting gains and lack of liquidity of the underlying securities, and are not suitable for all investors.

Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

The Flexible Bond Fund has a significant weighting in the Financials and Consumer Discretionary sector, the Opportunities Fund has a significant weighting in the Consumer Discretionary and Industrials sectors which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those sectors.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Time) on each day the NYSE is open for trading.

The Funds use pricing services to obtain the fair value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the fair value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Valuation Committee pursuant to procedures approved by the Funds’ Board of Trustees (the “Board”).

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates fair value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Annual Report | September 30, 2019	55

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

Mortgage-related and asset-backed securities are typically issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day net asset value (“NAV”) per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds’ Valuation Committee determines that use of another valuation methodology is appropriate. The purpose of daily fair valuation is to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its NAV. The valuation assigned to fair-value securities for purposes of calculating each Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 —	significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2019:

ICON Equity Income Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$—	$4,475,013	$—	$4,475,013
Common Stocks	72,851,157	—	—	72,851,157
Preferred Stocks	656,359	—	—	656,359
Closed-End Mutual Funds	2,319,355	—	—	2,319,355
Collateral for Securities on Loan	—	820,950	—	820,950
Total	$75,826,871	$5,295,963	$—	$81,122,834

56	www.iconfunds.com

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

ICON Flexible Bond Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$—	$118,386,109	$—	$118,386,109
Asset-Backed Securities	—	2,904,047	—	2,904,047
Preferred Stocks	13,551,455	—	—	13,551,455
Closed-End Mutual Funds	14,796,378	—	—	14,796,378
Collateral for Securities on Loan	—	3,047,450	—	3,047,450
Total	$28,347,833	$124,337,606	$—	$152,685,439

ICON Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$41,567,478	$—	$—	$41,567,478
Exchange Traded Funds	636,508	—	—	636,508
Collateral for Securities on Loan	—	511,675	—	511,675
Total	$42,203,986	$511,675	$—	$42,715,661

ICON Long/Short Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$20,208,437	$—	$—	$20,208,437
Exchange Traded Funds	309,989	—	—	309,989
Collateral for Securities on Loan	—	1,055	—	1,055
Total	$20,518,426	$1,055	$—	$20,519,481

ICON Opportunities Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$16,338,409	$—	$—	$16,338,409
Exchange Traded Funds	211,546	—	—	211,546
Collateral for Securities on Loan	—	173,825	—	173,825
Total	$16,549,955	$173,825	$—	$16,723,780

ICON Risk-Managed Balanced Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significants Unobservable Input	Total
Corporate Bonds	$—	$5,557,344	$—	$5,557,344
Common Stocks	19,540,932	—	—	19,540,932
Preferred Stocks	432,866	—	—	432,866
Closed-End Mutual Funds	1,556,127	—	—	1,556,127
Purchased Put Options	15,300	—	—	15,300
Total	$21,545,225	$5,557,344	$—	$27,102,569

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Credit Diversification tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2019.

Annual Report | September 30, 2019	57

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at the NAV. NAV per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading. The NAV is computed by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Cash and Cash Equivalents

Idle cash may be swept into an overnight demand deposit account and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2019 was limited to purchased options.

The Risk-Managed Balanced Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the fair value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limiting gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the fair value of the index. Written and purchased options are non-income producing securities.

58	www.iconfunds.com

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

For the year ended September 30, 2019, the Equity Income Fund and the Risk-Managed Balanced Fund engaged in purchased put option transactions. All open option contracts are included on each Fund’s Schedule of Investments.

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

ICON Risk-Managed Balanced Fund	Asset Derivatives		Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity Contracts (Purchased Options)	Investments, at value	$15,300	N/A	N/A
Total		$15,300		$—

ICON Equity Income Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments, options and foreign currency translations/ Change in unrealized net appreciation/(depreciation) on Investments, options and foreign currency	$(106,158)	$142,915
Total		$(106,158)	$142,915

ICON Risk-Managed Balanced Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments, options and foreign currency translations/ Change in unrealized net appreciation/(depreciation) on Investments, options and foreign Currency	$(89,138)	$(24,960)
Total		$(89,138)	$(24,960)

Annual Report | September 30, 2019	59

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

The average purchased option contracts during the year ended September 30, 2019, were as follows:

ICON Equity Income Fund Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	65	223

ICON Risk-Managed Balanced Fund

Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	11	277

+	The average is calculated based on the actual number of days with outstanding derivatives.

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Long/Short Fund enters into short positions in equity securities identified as being overvalued in management’s opinion.

Short sales involve market risk. If a security sold short increases in price, the Long/Short Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s prime broker. The collateral required is determined daily by reference to the fair value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as “Deposits for short sales.” The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statement of Operations. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of and for the year ended September 30, 2019, the Long/Short Fund did not engage in short selling.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by assets that generally exceed the value of the securities on loan. Collateral may consist of cash or securities issued or guaranteed by the United States government or its agencies or instrumentalities. The fair value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

The following is a summary of the Funds’ securities lending positions and related cash and non-cash collateral received as of September 30, 2019:

	Market Value of Securities on Loan	Market Value of Cash Collateral Received	Market Value of Non-Cash Collateral Received	Total Collateral Received	Excess Collateral
ICON Equity Income Fund	$3,320,384	$820,950	$2,552,862	$3,373,812	$53,428
ICON Flexible Bond Fund	5,132,992	3,047,450	2,199,570	5,247,020	114,028
ICON Fund	632,951	511,675	126,600	638,275	5,324
ICON Long/Short Fund	288,742	1,055	294,336	295,391	6,649
ICON Opportunities Fund	573,007	173,825	406,631	580,456	7,449

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

60	www.iconfunds.com

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

The Funds have elected to invest cash collateral received from lending in the State Street Navigator Securities Lending Government Money Market Portfolio which is disclosed on the Schedules of Investments. The Funds bear the risk of loss with respect to the investment of cash collateral. The State Street Navigator Securities Lending Government Money Market Portfolio is a Government Money Market Portfolio designed to provide continuous daily liquidity. Non-Cash collateral received consists of securities issued or guaranteed by the United States government or its agencies or instrumentalities with remaining maturities ranging from overnight to 30 years. Non-cash collateral is not disclosed on the Funds’ Schedules of Investments or their Statements of Assets and Liabilities as the Funds do not have the ability to re-hypothecate these securities. The net securities lending income earned by the Funds for the year ended September 30, 2019, is included in the Statements of Operations.

The value of the collateral could include collateral held for securities that were sold on or before September 30, 2019. It may also include collateral received from the pre-funding of security loans.

Security loans consist of equity and corporate fixed income securities and generally do not have a stated maturity date. The Funds may recall a loaned security at any time.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains. As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Flexible Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Risk-Managed Balanced Fund intend to distribute net investment income, if any, to shareholders quarterly. The other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on the effective yield. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report | September 30, 2019	61

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class or number of shareholder accounts. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets or number of shareholder accounts. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are additional class level expenses for the year ended September 30, 2019 that are included on the Statements of Operations:

Fund	Printing Fees*	Transfer Agent Fees*	Registration Fees
ICON Equity Income Fund
Class S	$6,125	$74,582	$18,486
Class C	1,936	20,169	14,109
Class A	712	10,098	12,725
ICON Flexible Bond Fund
Class S	6,379	112,679	29,979
Class C	489	4,838	11,865
Class A	285	5,798	8,001
ICON Fund
Class S	2,402	33,788	16,397
Class C	675	18,887	13,693
Class A	444	11,592	12,033
ICON Long/Short Fund
Class S	1,516	23,125	14,325
Class C	474	8,825	13,724
Class A	513	12,540	15,342
ICON Risk-Managed Balanced Fund
Class S	1,454	20,319	13,264
Class C	1,366	22,131	17,674
Class A	275	5,136	13,101

*	Printing fees and Transfer agent out of pocket fees are a Fund level expense.

3.	FEES, OTHER SERVICES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of investments. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily net assets of the Flexible Bond Fund, 0.75% of average daily net assets of the Equity Income Fund, ICON Fund, Opportunities Fund and Risk-Managed Balanced Fund, and 0.85% of average daily net assets of the Long/Short Fund.

62	www.iconfunds.com

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

ICON Advisers has contractually agreed to limit the Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Fund	Class S	Class C	Class A
ICON Equity Income Fund	—	0.99%	1.99%	1.24%
ICON Flexible Bond Fund	—	0.75%	1.60%	1.00%
ICON Fund	—	1.25%	2.25%	1.50%
ICON Long/Short Fund	—	1.25%	2.30%	1.55%
ICON Opportunities Fund	1.30%	—	—	—
ICON Risk-Managed Balanced Fund	—	1.20%	2.20%	1.45%

The Funds’ expense limitations, will continue in effect until at least January 31, 2021. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2019, the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	Expires 2020	Expires 2021	Expires 2022
ICON Equity Income Fund	$92,199	$146,948	$178,284
ICON Flexible Bond Fund	162,616	184,480	286,844
ICON Fund	16,031	9,658	25,082
ICON Long/Short Fund	66,063	54,396	80,910
ICON Opportunities Fund	3,673	11,238	26,483
ICON Risk-Managed Balanced Fund	53,919	45,213	68,339

Accounting, Custody and Transfer Agent Fees

ALPS Fund Services, Inc. (“ALPS”) serves as the fund accounting agent for the Trust. For its services, the Trust pays ALPS a fee, that is calculated daily and paid monthly, which is the greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

ALPS is the Trust’s transfer agent. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2019, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement, with ALPS, under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee, that is calculated daily and paid monthly, which is the greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

Distribution Fees

ICON Distributors, Inc. (“IDI” or “Distributor”), a wholly-owned subsidiary of ICON Management and Research and affiliate of ICON Advisers, Inc., serves the Trust as Distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan”) under which the Funds are authorized to compensate or reimburse the Distributor for the sale and distribution of shares and for other shareholder services.

Annual Report | September 30, 2019	63

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

The Flexible Bond Fund Class C shareholders pay an annual distribution fee of 0.85% of average daily net assets and Class A shareholders pay an annual distribution fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual distribution fee of 1.00% of average daily net assets for Class C shares and an annual distribution fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution fee for Class S shares or the ICON Opportunities Fund. The total amount paid by each Fund under the 12b-1 Plan is shown on the Statements of Operations.

Class A Shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge, which is a maximum of 5.75% (4.75% for Class A shares of the ICON Flexible Bond Fund). For the year ended September 30, 2019, IDI collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries, as follows:

Fund	Sales Charges Collected
ICON Equity Income Fund Class A	$6,952
ICON Flexible Bond Fund Class A	10,286
ICON Fund Class A	532
ICON Long/Short Fund Class A	1,347
ICON Risk-Managed Balanced Fund Class A	120

In addition, IDI receives a contingent deferred sales charge of 1.00% of the purchase price on redemptions of Class C shares made within one year following the date of purchase. A 1.00% contingent deferred sales charge may also apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. For the year ended September 30, 2019, IDI collected the following contingent deferred sales charges:

Fund	Contingent Deferred Sales Charges Collected
ICON Equity Income Fund Class C	$408
ICON Flexible Bond Fund Class C	14
ICON Fund Class C	389
ICON Long/Short Fund Class C	136
ICON Risk-Managed Balanced Fund Class C	655

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust pays a portion of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2019, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board reviews and approves such reimbursements. For the year ended September 30, 2019, the total related amounts accrued by the Funds under this arrangement was $0.

The Flexible Bond Fund engaged in two cross trade transactions during the year ended September 30, 2019, pursuant to Rule 17a-7 under the 1940 Act. The first cross trade was between the Flexible Bond Fund and the Equity Income Fund on January 15, 2019. The second cross trade was between the Flexible Bond Fund and a separate investment portfolio that is sub-advised by ICON Advisers on February 21, 2019. Generally, cross trading is the buying or selling of portfolio securities between funds or investment portfolios to which the Adviser serves as the investment adviser or sub-adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

64	www.iconfunds.com

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

Transactions related to cross trades during the year ended September 30, 2019 were as follows:

Fund	Transaction	Date	Security	Shares	Execution Price	Realized Gain/(Loss)
ICON Equity Income Fund	Sale	January 15, 2019	Equity Commonwealth 6.5% Perpetual Pfd	10,000.00	$25.60	$(3,721)
ICON Flexible Bond Fund	Purchase	January 15, 2019	Equity Commonwealth 6.5% Perpetual Pfd	10,000.00	25.60	$—
ICON Flexible Bond Fund	Purchase	February 21, 2019	Argo Group US, Inc. 6.5% 9/15/42 Pfd	10,000.00	25.50	$—

4.	BORROWINGS

The Trust has entered into an uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing limit is $30 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The interest rate as of September 30, 2019 was 3.27%. The Line of Credit agreement/arrangement expires on March 16, 2020.

For the year ended September 30, 2019, the average outstanding loan by Fund was as follows:

Fund	Maximum Borrowing (10/01/18 - 09/30/19)	Average Borrowing (10/01/18 - 09/30/19)^	Average Interest Rates (10/01/18 - 09/30/19)^
ICON Equity Income Fund*	$2,245,666	$298,816	3.63%
ICON Flexible Bond Fund*	1,132,181	359,512	3.62%
ICON Fund*	338,117	84,681	3.64%
ICON Long/Short Fund*	2,859,202	177,759	3.66%
ICON Opportunities Fund*	421,781	103,876	3.60%

*	There were no outstanding borrowings under this agreement/arrangement as of September 30, 2019.

^	The average is calculated based on the actual number of days with outstanding borrowings.

5.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding securities sold short, short-term securities and written options contracts) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long Term U.S. Government Obligations
ICON Equity Income Fund	$93,093,555	$90,911,630	$—	$—
ICON Flexible Bond Fund	214,069,429	159,687,430	9,652,617	18,082,000
ICON Fund	13,497,231	20,540,558	—	—
ICON Long/Short Fund	6,653,484	13,967,340	—	—
ICON Opportunities Fund	7,028,720	9,865,111	—	—
ICON Risk-Managed Balanced Fund	16,456,975	18,923,628	1,724,522	2,769,480

6.	FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

Annual Report | September 30, 2019	65

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

The capital losses with no expiration were as follows:

Fund	Short-Term	Long-Term
ICON Flexible Bond Fund	$775,746	$1,668,701
ICON Risk-Managed Balanced Fund	—	17,398

During the year ended September 30, 2019, the ICON Flexible Bond Fund utilized capital loss carryforwards of $549,954.

The following Funds elect to defer to the period ending September 30, 2020, capital losses recognized during the period November 1, 2018 to September 30, 2019:

Fund	Capital Losses Deferred
ICON Flexible Bond Fund	$217,260
ICON Opportunities Fund	1,151,785
ICON Risk-Managed Balanced Fund	340,806

The following Funds elect to defer to the period ending September 30, 2020, late year ordinary losses:

Fund	Ordinary Losses Deferred
ICON Fund	$58,149
ICON Long/Short Fund	55,541
ICON Opportunities Fund	68,106

For the year ended September 30, 2019, the following reclassifications were made, which had no impact on results of operations or net assets.

Fund	Paid-in Capital	Total Distributable Earnings
ICON Equity Income Fund	$5,383	$(5,383)
ICON Flexible Bond Fund	(39)	39
ICON Fund	(179,724)	179,724
ICON Long/Short Fund	(169,498)	169,498
ICON Opportunities Fund	(129,703)	129,703
ICON Risk-Managed Balanced Fund	6,942	(6,942)

For ICON Fund, Long/Short Fund and Opportunities Fund included in the amounts for reclassified were a net operating loss offset to paid in capital of $179,724, $169,498 and $109,709.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2019, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Equity Income Fund	$2,166,210	$39,923
ICON Flexible Bond Fund	6,122,522	—
ICON Fund	—	541,496
ICON Long/Short Fund	—	312,036
ICON Opportunities Fund	19,994	3,815,815
ICON Risk-Managed Balanced Fund	222,948	—

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2018, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Equity Income Fund	$2,315,668	$—
ICON Flexible Bond Fund	3,390,436	—
ICON Opportunities Fund	—	307,810
ICON Risk-Managed Balanced Fund	166,410	—

66	www.iconfunds.com

ICON Diversified Funds	Notes to Financial Statements
September 30, 2019

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Cumulative Effect of Timing Differences	Unrealized Appreciation/(Depreciation)*	Total Accumulated Earnings/(Deficit)
ICON Equity Income Fund	$573,127	$918,409	$—	$3,272,005	$4,763,541
ICON Flexible Bond Fund	140,015	(2,661,707)	—	199,396	(2,322,296)
ICON Fund	—	2,241,060	(58,149)	10,241,452	12,424,363
ICON Long/Short Fund	—	757,120	(55,541)	3,610,020	4,311,599
ICON Opportunities Fund	—	(1,151,785)	(68,106)	1,860,413	640,522
ICON Risk-Managed Balanced Fund	11,623	(358,204)	—	2,381,078	2,034,497

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax treatment of tax deferral of losses on wash sales.

As of September 30, 2019, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)*	Cost of Investments for Income Tax Purposes
ICON Equity Income Fund	$5,846,623	$(2,574,641)	$23	$3,272,005	$77,850,852
ICON Flexible Bond Fund	548,827	(349,431)	—	199,396	152,486,043
ICON Fund	11,387,464	(1,146,018)	6	10,241,452	32,474,215
ICON Long/Short Fund	4,468,395	(858,375)	—	3,610,020	16,909,461
ICON Opportunities Fund	2,991,401	(1,130,988)	—	1,860,413	14,863,367
ICON Risk-Managed Balanced Fund	3,416,826	(1,035,750)	2	2,381,078	24,721,493

*	This balance includes appreciation/(depreciation) of foreign currency.

7.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08"), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments in the Equity Income Fund was reduced by $26,513 and unrealized appreciation of investments was increased by $26,513, the amortized cost basis of investments in the Flexible Income Fund was reduced by $508,011 and unrealized appreciation of investments was increased by $508,011 and the amortized cost basis of investments in the Risk-Managed Balanced Fund was reduced by $34,982 and unrealized appreciation of investments was increased by $34,982. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has eliminated and modified disclosures and is currently evaluating the impact of the remaining ASU.

Annual Report | September 30, 2019	67

ICON Diversified Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
ICON Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ICON Equity Income Fund, ICON Flexible Bond Fund, ICON Fund, ICON Long/Short Fund, ICON Opportunities Fund, and ICON Risk-Managed Balanced Fund (the “Funds”), each a series of ICON Funds, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended September 30, 2015, were audited by other auditors whose report dated November 18, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio
November 25, 2019

68	www.iconfunds.com

ICON Diversified Funds	Disclosure of Fund Expenses
September 30, 2019 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (04/01/19 – 09/30/19).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expense Ratio(a)	Expenses Paid During period April 1, 2019 - September 30, 2019(b)
ICON Equity Income Fund
Class S
Actual	$1,000.00	$1,040.00	0.99%	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	0.99%	$5.01
Class C
Actual	$1,000.00	$1,034.40	1.99%	$10.15
Hypothetical (5% return before expenses)	$1,000.00	$1,015.09	1.99%	$10.05
Class A
Actual	$1,000.00	$1,038.80	1.24%	$6.34
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.24%	$6.28

ICON Flexible Bond Fund
Class S
Actual	$1,000.00	$1,030.20	0.75%	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80
Class C
Actual	$1,000.00	$1,025.80	1.60%	$8.13
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09
Class A
Actual	$1,000.00	$1,027.80	1.00%	$5.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	1.00%	$5.06

Annual Report | September 30, 2019	69

ICON Diversified Funds	Disclosure of Fund Expenses
September 30, 2019 (Unaudited)

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expense Ratio(a)	Expenses Paid During period April 1, 2019 - September 30, 2019(b)
ICON Fund
Class S
Actual	$1,000.00	$1,056.00	1.23%	$6.34
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.23%	$6.23
Class C
Actual	$1,000.00	$1,050.30	2.26%	$11.62
Hypothetical (5% return before expenses)	$1,000.00	$1,013.74	2.26%	$11.41
Class A
Actual	$1,000.00	$1,055.30	1.50%	$7.73
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59

ICON Long/Short Fund
Class S
Actual	$1,000.00	$1,042.30	1.23%	$6.30
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.23%	$6.23
Class C
Actual	$1,000.00	$1,036.80	2.27%	$11.59
Hypothetical (5% return before expenses)	$1,000.00	$1,013.69	2.27%	$11.46
Class A
Actual	$1,000.00	$1,040.70	1.53%	$7.83
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	1.53%	$7.74

ICON Opportunities Fund
Actual	$1,000.00	$1,037.60	1.30%	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	1.30%	$6.58

ICON Risk-Managed Balanced Fund
Class S
Actual	$1,000.00	$1,038.10	1.20%	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.20%	$6.07
Class C
Actual	$1,000.00	$1,033.20	2.20%	$11.21
Hypothetical (5% return before expenses)	$1,000.00	$1,014.04	2.20%	$11.11
Class A
Actual	$1,000.00	$1,037.00	1.45%	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.45%	$7.33

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/365 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

70	www.iconfunds.com

ICON Diversified Funds	Board of Trustees and Officers
September 30, 2019 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 68. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Independent Trustees

Glen F. Bergert, 69. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present), and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania (2010 to present and 1998 to 2009), Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009) and Dentegra Group, Inc. (2017 to present; 2010 to 2014).

John C. Pomeroy, Jr., 72. Mr. Pomeroy has been a Trustee of the Funds since 2002. Mr. Pomeroy was Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to 2018) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 71. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel was a Senior Attorney with the U.S. Department of Education (1996 to 2018) and was engaged in private practice of securities and corporate law (1981 to 2017). Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

Mark Manassee, 54. Mr. Manassee has been a Trustee of the Funds since 2017. Mr. Manassee is a Senior Advisor to McKinsey’s Wealth and Asset Management Practice. Mr. Manassee was Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016). Mr. Manassee was also Chairman of the Board of FundRock Partners, Ltd (UK) (2017 to 2019) and a Director of Matrix-Data, Ltd (UK) (2013 to 2016) and Rhetorik, Ltd (UK) (2013 to 2016).

The Officers of the Funds are:

Craig T. Callahan, 68. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Brian D. Harding, 40. Mr. Harding serves as Principal Financial Officer and Treasurer of the Funds (2017 to present). Mr. Harding is also Chief Financial Officer of ICON Advisers, Inc. (2013 to present) and Director of IM&R (2013 to present). Previously he was Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to 2013), Chief Compliance Officer of ICON Advisers, Inc. (2011 to 2013), and Manager at PricewaterhouseCoopers LLP (2001 to 2008).

Jack M. Quillin, 47. Mr. Quillin serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2019 to present). Mr. Quillin is also Chief Compliance Officer of ICON Advisers, Inc. (2019 to present). Previously he served as Assistant Treasurer of the Funds (2017 to 2019) and a Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2016 to 2019). Previously, he was a compliance analyst at Marsico Capital Management, LLC (2011 to 2015), an assistant vice president in the municipal derivatives finance department at Merrill Lynch (2004 to 2008), and a senior accountant in the Regulatory Reporting group at Wells Fargo & Company (1998 to 2003).

Annual Report | September 30, 2019	71

ICON Diversified Funds	Board of Trustees and Officers
September 30, 2019 (Unaudited)

Christopher R. Ambruso, 39. Mr. Ambruso serves as Secretary of the Funds (2019 to present). Mr. Ambruso is also General Counsel of ICON Advisers, Inc. (2019 to present), Chief Compliance Officer of ICON Distributors, Inc. (2019 to present), and Director of IM&R (2019 to present). Previously he served as Chief Compliance Officer and Anti-Money Laundering Officer (2017 to 2019) and Assistant Secretary (2016 to 2017 and 2008 to 2012) of the Funds and Chief Compliance Officer (2017 to 2019), Associate Counsel (2013 to 2017), Associate Attorney (2008 to 2013), and Staff Attorney (2007 to 2008) of ICON Advisers, Inc.

Lesley Caviness, 53. Ms. Caviness serves as Assistant Treasurer of the Funds (2019 to present). Ms. Caviness is also Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2017 to present). Previously she served as Mutual Fund Accounting Associate of ICON Advisers, Inc. (2013 to 2017) and Assistant Treasurer of the Funds (2014 to 2017). Prior to Joining ICON Ms. Caviness worked for Oppenheimer Funds in Fund Accounting and Shareholder Accounting as well as at PricewaterhouseCoopers LLP as an Audit Associate and Audit Senior Associate.

72	www.iconfunds.com

ICON Diversified Funds	Additional Information
September 30, 2019 (Unaudited)

Renewal of Investment Advisory Agreement

On September 19, 2019, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2019.

The Trustees considered the renewal of the investment advisory agreements between the Trust and the Adviser – the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and the ICON Fund) and the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Flexible Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”). The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including the expense limitation agreements.

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributo rs, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Broadridge related to Fund performance and Fund expenses (the “Broadridge Report”).

The Independent Trustees met separately with Broadridge on July 31, 2019 to discuss the Broadridge Report and the information contained within the Broadridge Report.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability and financial position of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in the entire 15(c) process. Several times, in August and September, after participating in the meeting with Broadridge and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss a wide variety of qualitative and quantitative information, including information they had received throughout the year as part of their regular oversight of the Funds. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its current organizational and management structure. In the course of their deliberations the Board evaluated among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

Management and the Trustees discussed the Broadridge Report and Management personnel showed performance for each Fund and discussed the factors affecting performance. During a lengthy and spirited discussion, the Trustees expressed their concerns regarding both the ICON Funds’ performance relative to similarly situated funds and the overall rate of redemptions relative to sales.

With regard to the ICON Funds’ performance, the Chief Investment Officer (“CIO”) stated that the current market continues to favor growth rather than value-based systems or styles. Further, the current market is challenging for the ICON system due to generally increased volatility and quick, inconsistent market leadership themes. The Funds’ performance during the market selloff in the fourth quarter of 2018 was generally worse than the Funds’ Benchmark returns. Despite the current market, the CIO reiterated his faith in the ICON system, noting its past successes.

The Trustees discussed the reductions in staff in May 2019 as well as the decrease in assets under management of the Adviser in August 2019 due to a large account which ICON was the sub-advisor on moving to a different sub-advisor. From a sales perspective, Management has been working to continue to narrow the focus of ICON’s sales team in order to get the most out of the Regional Vice Presidents in the field and the Internal Sales Associates in the office. Management noted that it hired a new National Sales Director in January 2019. Similar to the past several years, Management has been challenged to penetrate and retain sales in the full-service wirehouse firms. Wirehouses, Management noted, are intent on capturing assets while moving from a transaction-based compensation model (e.g. paying per trade) to a fee-based compensation model (e.g. paying a fixed percentage for asset management). Wirehouses are culling their recommended lists and/or looking to pare down the number of fund families with whom they do business. Management has seen most of the ICON Funds culled from wirehouses, in large part because of the size of the Funds. Management has begun focusing on alternatives to the wirehouse space.

Annual Report | September 30, 2019	73

ICON Diversified Funds	Additional Information
September 30, 2019 (Unaudited)

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.	That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory;

B.	That ICON has made significant expenditures in the past year and in prior years by way of expense reimbursements and the Adviser has the systems and trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders;

C.	That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Trust, and has determined that ICON is charging fair and reasonable fees.

D.	The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Broadridge Report, financial statements of the Adviser and an analysis of the profitability and financial position (including cash available over the next 12 months) of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the Broadridge Report, and information that they had received throughout the year as part of their regular oversight of the Funds, including Morningstar and Lipper data on the peer groupings. Among other information discussed, it was noted that:

A.	Upon review of the advisory fee structures of each Fund in comparison with other similar funds of similar size, the level of investment advisory fees paid by each Fund is competitive;

B.	The total expense ratio and contractual management fees at common asset levels of each Fund are generally competitive with their expense groups;

C.	ICON has contractually agreed to impose expense limitations on all Funds at a cost to ICON;

74	www.iconfunds.com

ICON Diversified Funds	Additional Information
September 30, 2019 (Unaudited)

D.	That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining;

E.	That the fees paid to ICON for managing other institutional accounts (such as individuals or sub-advised portfolios) are lower than the fees paid by similarly managed ICON funds, but the reason why they are lower is reasonably related to the cost for ICON to manage such accounts; and

F.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

G.	The costs borne by ICON in providing advisory services to each Fund and the profitability and financial position of ICON in light of the estimated profitability analysis which had been provided by ICON, including cash available for the next 12 months to meet the Advisor’s commitments to the Fund with respect to the expense reimbursements and other operating expenses required to carry out its duties under the Agreement.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees and Management recognized that the Adviser is continuously evaluating Fund expense ratios and expense limits to assess the competitiveness of the Funds and whether any downward adjustments affect Fund sales.

The Board concluded that the Adviser is providing the Funds with professional management at a price that would have been arrived at in an arm’s length negotiation.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that:

A.	ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by ICON and its affiliates to the Funds are reasonably satisfactory, and whether the profits derived from providing the services are competitive and reasonable;

B.	ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research is necessary to run the Funds and assists ICON in providing investment advisory services to the Funds as well as other accounts to which it provides advisory services.

Based on all these considerations and other data as discussed above, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were within the range of what would have been negotiated at arm’s length in light of all the circumstances. The Board noted that its conclusions were based on the assumption that no significant transactions involving the Fund would take place during the year, although any transaction costs in connection with exploring possible transactions might be incurred in addition to normal operating costs.

Supplemental Tax Info

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

ICON Equity Income Fund	$39,923
ICON Flexible Bond Fund	$0
ICON Fund	$541,496
ICON Long/Short Fund	$312,036
ICON Opportunities Fund	$3,815,815
ICON Risk-Managed Balanced Fund	$0

Annual Report | September 30, 2019	75

ICON Diversified Funds	Additional Information
September 30, 2019 (Unaudited)

The following Funds designate the percentages listed below of the income dividends distributed in 2018 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

ICON Equity Income Fund	68.53%
ICON Flexible Bond Fund	0.00%
ICON Fund	0.00%
ICON Long/Short Fund	0.00%
ICON Opportunities Fund	100.00%
ICON Risk-Managed Balanced Fund	100.00%

The following Funds designate the percentages listed below of the income dividends distributed in 2018 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

ICON Equity Income Fund	65.82%
ICON Flexible Bond Fund	0.00%
ICON Fund	0.00%
ICON Long/Short Fund	0.00%
ICON Opportunities Fund	100.00%
ICON Risk-Managed Balanced Fund	100.00%

 Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

76	www.iconfunds.com

ICON Diversified Funds	Privacy Policy
September 30, 2019 (Unaudited)

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and account balances

●     income and transaction history

●     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

   Questions?        Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Annual Report | September 30, 2019	77

ICON Diversified Funds	Privacy Policy
September 30, 2019 (Unaudited)

Who We Are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What We Do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

●     open an account or enter into an investment advisory contract

●     provide account information or give us your contact information

●     make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● ICON doesn’t jointly market

78	www.iconfunds.com

Intentionally Left Blank

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By E-Mail	info@iconadvisers.com

By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201

In Person	ICON Funds | 5299 DTC Boulevard, Suite 1200 Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

International Funds

ICON Emerging Markets Fund (ICARX, IPCAX)

ICON International Equity Fund (ICNEX, IIQCX, IIQAX)

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

Beginning on January 1, 2021, ICON will no longer send paper copies of the Funds’ annual and semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and given a website address of where to access the report.

If you have already opted to receive e-delivery, this change will not affect you and you do not need to take any action. At any time, shareholders who invest directly in the ICON Funds may generally elect to receive reports or other communications electronically by enrolling at www.iconfunds.com or calling 1-800-764-0442 or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with ICON, please call 1-800-764-0442. If you are a retirement plan sponsor or invest in the ICON Funds through a financial intermediary, please contact your representative or financial intermediary. Your election to receive reports as a paper copy will apply to all ICON Funds held in your account. Your election can be changed at any time in the future.

1-800-764-0442	●	www.iconfunds.com

ICON International Funds	About This Report
September 30, 2019 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2019, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	www.iconfunds.com

ICON Emerging Markets Fund	Management Overview
September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Emerging Markets Fund (the Fund) Class S returned -5.60% for the fiscal year ended September 30, 2019, while its benchmark, the MSCI Emerging Markets Index, returned -1.63%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	At the beginning of the fiscal year, our valuation model indicated our average overall emerging markets universe had a value-to-price (V/P) ratio of 1.02, implying that, on average, our estimate of fair value for stocks in our emerging markets universe was about 2% higher than where they were trading. The weighted average V/P of the Fund was 1.11 at the time, meaning that the Fund was able to find value relative to price slightly higher than ICON’s estimation of value in the overall emerging markets market. The biggest effect on the Fund’s performance came during the fourth quarter of 2018, with the MSCI Emerging Markets Index returning about -7.40% and the Fund returning about -9.00% for the quarter. For the first, second and third quarters of 2019, the Fund and the benchmark kept pace and had similar positive returns. The Fund’s holdings in China and Mexico had the greatest effect on performance during the fourth quarter 2018. Not only were the Mexican and Chinese indexes down, but the Fund’s holdings in those countries were down more than the benchmark.

Q.	How did the Fund’s composition affect performance?

A.	From the sector perspective, the Fund’s holdings in the Consumer Staples, Information Technology, and Real Estate sectors contributed to the Fund’s performance. Conversely, the Fund’s exposure in the Materials and Energy sectors detracted from performance.

From a country perspective, China was the Fund’s largest country position and was overweight the benchmark by about 5% on average during the course of the year. South Korea was the next largest position by country on average during the fiscal year, but was underweight the benchmark. These two countries were the most significant contributors to underperformance in the Fund. Brazil was generally overweight during the fiscal year and outperformed the benchmark, which had a positive effect on the Fund’s returns. India was close to the same weight in the benchmark and the Fund throughout the period, but the underlying stock selection in the country had a positive effect to the Fund’s returns.

Q.	What is your investment outlook for emerging markets?

A.	At the end of fiscal year 2019, emerging markets had an overall average V/P of 1.14, implying that we believe the fair value for emerging markets stocks as a whole is approximately 14% higher than where the securities are now trading. This V/P suggests that the emerging markets should have room to grow in the coming year. Brazil and Mexico are two countries with strong V/P ratios and based on our system we would expect these countries to lead in the coming months.

Annual Report | September 30, 2019	3

ICON Emerging Markets Fund	Management Overview
September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Emerging Markets Fund – Class S	2/25/97	-5.60%	2.26%	4.04%	2.89%	1.60%	1.55%
ICON Emerging Markets Fund – Class A	5/31/06	-5.87%	2.00%	3.82%	2.25%	1.96%	1.80%
ICON Emerging Markets Fund – Class A (including maximum sales charge of 5.75%)	5/31/06	-11.27%	0.79%	3.20%	1.79%	1.96%	1.80%
MSCI Emerging Markets Index		-1.63%	2.71%	3.73%	5.80%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Emerging Markets Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the Emerging Markets Fund’s other share classes will vary due to differences in charges and expenses. The Emerging Markets Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	www.iconfunds.com

ICON Emerging Markets Fund	Schedule of Investments

 September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (89.01%)
Brewers (8.75%)
China Resources Beer Holdings Co., Ltd.	375,200	$1,987,875
Tsingtao Brewery Co., Ltd., Class H	305,500	1,843,199
		3,831,074
Cable & Satellite (0.04%)
MultiChoice Group(a)	2,000	15,570

Communications Equipment (2.89%)
Accton Technology Corp.	240,000	1,264,187

Construction Materials (3.12%)
China Resources Cement Holdings, Ltd.	454,000	455,354
Siam Cement PCL	68,168	909,022
		1,364,376
Diversified Banks (23.55%)
Agricultural Bank of China, Ltd., Class H	3,364,000	1,317,329
Akbank T.A.S.(a)	250,000	358,757
Bank of China, Ltd., Class H	3,462,000	1,357,697
Bank of Georgia Group PLC	40,000	659,027
China Construction Bank Corp., Class H	1,750,000	1,333,429
Grupo Financiero Banorte SAB de CV, Class O	194,108	1,046,180
Industrial & Commercial Bank of China, Ltd., Class H	1,052,000	704,772
Industrial Bank of Korea	52,000	573,637
OTP Bank Nyrt	18,000	749,797
Sberbank of Russia PJSC, Sponsored ADR	123,000	1,739,527
Turkiye Garanti Bankasi AS(a)	260,000	469,449
		10,309,601
Drug Retail (3.01%)
Raia Drogasil SA, Sponsored ADR	67,000	1,315,880

Electric Utilities (1.98%)
Power Grid Corp. of India, Ltd.	308,000	865,335

Gas Utilities (2.24%)
Kunlun Energy Co., Ltd.	1,138,000	980,588

Independent Power Producers & Energy Traders (3.60%)
Aboitiz Power Corp.	642,000	474,713
Electricity Generating PCL	94,000	1,103,455
		1,578,168
Integrated Oil & Gas (4.38%)
Gazprom PJSC, Sponsored ADR	178,000	1,228,912
Rosneft Oil Co. PJSC, GDR	107,000	686,512
		1,915,424
Interactive Media & Services (7.40%)
Momo, Inc., Sponsored ADR	14,000	433,720
Tencent Holdings, Ltd.	31,545	1,319,462
Yandex NV, Class A(a)	31,976	1,119,480
YY, Inc., ADR(a)	6,500	365,495
		3,238,157
	Shares or Principal Amount	Value
Internet & Direct Marketing Retail (5.34%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	11,500	$1,923,145
Naspers, Ltd., Class N	2,739	414,710
		2,337,855
IT Consulting & Other Services (1.89%)
HCL Technologies, Ltd.	25,657	391,288
Infosys, Ltd.	38,488	435,711
		826,999
Multi-line Insurance (4.53%)
Sul America SA	172,725	1,984,179

Paper Packaging (0.55%)
DS Smith PLC	54,000	239,111

Paper Products (0.53%)
Mondi PLC	12,000	229,768

Real Estate Development (2.34%)
LSR Group PJSC, GDR	200,000	434,000
Megaworld Corp.	7,023,000	592,305
		1,026,305
Real Estate Operating Companies (5.04%)
BR Malls Participacoes SA	312,000	1,088,071
Iguatemi Empresa de Shopping Centers SA	98,000	1,117,756
		2,205,827
Regional Banks (2.34%)
Regional SAB de CV	223,800	1,025,665

Semiconductors (2.31%)
Taiwan Semiconductor Manufacturing Co., Ltd.	114,000	1,012,495

Technology Hardware, Storage & Peripherals (1.54%)
Samsung Electronics Co., Ltd.	16,500	675,577

Water Utilities (1.64%)
TTW PCL	1,599,400	716,648

Total Common Stocks (Cost $39,040,724)		38,958,789

Preferred Stocks (2.45%)
Integrated Oil & Gas (0.88%)
Petroleo Brasileiro SA	58,000	384,019

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	5

ICON Emerging Markets Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Integrated Telecommunication Services (1.57%)
Telefonica Brasil SA	52,000	$687,084

Total Preferred Stocks (Cost $1,087,553)		1,071,103

Exchange Traded Funds (9.46%)
iShares® China Large-Cap ETF(b)	22,000	875,600
iShares® MSCI Brazil ETF(b)	41,000	1,727,330
iShares® MSCI Mexico ETF(b)	36,000	1,537,920

Total Exchange Traded Funds (Cost $4,146,252)		4,140,850

Collateral for Securities on Loan (4.88%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.09%	2,134,300	2,134,300

Total Collateral for Securities on Loan (Cost $2,134,300)		2,134,300

Total Investments (105.80%) (Cost $46,408,829)		$46,305,042

Liabilities Less Other Assets (-5.80%)		(2,535,050)

Net Assets (100.00%)		$43,769,992

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2019.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Country Composition (September 30, 2019)

China	24.21%
Brazil	15.03%
Russia	11.90%
Hong Kong	7.82%
Thailand	6.24%
Taiwan	5.20%
Mexico	4.73%
India	3.87%
South Korea	2.85%
Philippines	2.43%
Turkey	1.89%
Hungary	1.71%
Georgia	1.51%
United Kingdom	1.08%
South Africa	0.99%
91.46%

Percentages are based upon common and preferred stocks as a percentage of net assets.

Sector Composition (September 30, 2019)

Financials	30.42%
Consumer Staples	11.76%
Utilities	9.46%
Communication Services	9.01%
Information Technology	8.63%
Real Estate	7.38%
Consumer Discretionary	5.34%
Energy	5.26%
Materials	4.20%
91.46%

Percentages are based upon common and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

6	www.iconfunds.com

ICON Emerging Markets Fund	Schedule of Investments

September 30, 2019

Industry Composition (September 30, 2019)

Diversified Banks	23.55%
Brewers	8.75%
Interactive Media & Services	7.40%
Internet & Direct Marketing Retail	5.34%
Integrated Oil & Gas	5.26%
Real Estate Operating Companies	5.04%
Multi-line Insurance	4.53%
Independent Power Producers & Energy Traders	3.60%
Construction Materials	3.12%
Drug Retail	3.01%
Communications Equipment	2.89%
Real Estate Development	2.34%
Regional Banks	2.34%
Semiconductors	2.31%
Gas Utilities	2.24%
Electric Utilities	1.98%
IT Consulting & Other Services	1.89%
Water Utilities	1.64%
Integrated Telecommunication Services	1.57%
Technology Hardware, Storage & Peripherals	1.54%
Other Industries (each less than 1%)	1.12%
91.46%

Percentages are based upon common and preferred stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	7

ICON International Equity Fund	Management Overview

September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.	The ICON International Equity Fund (the Fund) Class S returned -12.55% for the fiscal year ended September 30, 2019, while the MSCI All Country World Index ex-United States (ACWI ex-U.S.) returned -0.72%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.	At the beginning of the fiscal year, our valuation model indicated our average overall value-to-price (V/P) ratio for our international universe was 1.09, implying that, on average, our estimate of fair value for stocks in our international universe was about 9% higher than where they were trading. The weighted average V/P of the Fund was 1.13 at the time, meaning that the Fund was able to find value relative to price slightly higher than ICON’s estimation of value in the overall market international market. The biggest effect on the Fund’s performance came during the fourth quarter of 2018, with the benchmark returning about -11.42% and the Fund returning about -15.35% for the quarter. For the rest of the first, second and third quarters of 2019, the Fund and the benchmark had positive returns. The Fund’s holdings in the United Kingdom and Japan had the greatest effect on performance during that quarter. Not only were the United Kingdom and Japanese indexes down, but the Fund’s holdings in those countries were down more than the benchmark.

Q.	How did the Fund’s composition affect performance?
A.	From the sector perspective, the Fund’s holdings in the Financials and Utilities sectors contributed to the Fund’s performance. Conversely, the Fund’s exposure in the Materials and Energy sectors were the largest detractors from performance.

From a country perspective over the entire period, Japan and the United Kingdom were the largest holdings and they had the largest contribution to negative returns. Thailand and Turkey were generally overweight relative to the benchmark during the fiscal year. The Fund’s holdings in Thailand had positive returns, while Thailand holdings in the benchmark had negative returns. The Fund’s Turkey holdings were overweight the benchmark, which resulted in positive returns that outperformed the benchmark.

Q.	What is your investment outlook for the international equity market?
A.	At the end of fiscal year 2019, the ICON international markets universe had an overall average V/P of 1.16, implying that we believe the fair value for international markets stocks as a whole is approximately 16% higher than where the securities are now trading. This V/P suggests that the international markets should have room to grow in the coming year. France and Brazil are two countries with strong V/P ratios and based on our system, we would expect these countries to lead in the coming months.

8	www.iconfunds.com

ICON International Equity Fund	Management Overview

September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON International Equity Fund – Class S	2/18/97	-12.55%	-0.81%	0.54%	3.87%	1.49%	1.49%
ICON International Equity Fund – Class C	2/19/04	-13.52%	-1.87%	-0.55%	1.07%	3.29%	2.55%
ICON International Equity Fund – Class A	5/31/06	-12.79%	-1.11%	0.20%	-0.87%	2.59%	1.80%
ICON International Equity Fund – Class A (including maximum sales charge of 5.75%)	5/31/06	-17.80%	-2.28%	-0.40%	-1.31%	2.59%	1.80%
MSCI ACWI ex-U.S.		-0.72%	3.39%	4.93%	5.37%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the International Equity Fund’s Class S shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the International Equity Fund’s other share classes will vary due to differences in charges and expenses. The International Equity Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2019	9

ICON International Equity Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (96.51%)
Aerospace & Defense (1.49%)
Airbus SE	3,500	$454,401

Application Software (0.80%)
Open Text Corp.	6,000	244,737

Biotechnology (0.90%)
Alexion Pharmaceuticals, Inc.(a)	2,800	274,232

Building Products (0.88%)
Tyman PLC	90,264	267,470

Commodity Chemicals (1.40%)
Indorama Ventures PCL	100,000	106,210
Kumho Petrochemical Co., Ltd.	2,400	143,515
PTT Global Chemical PCL	100,000	175,851
		425,576
Diversified Banks (13.83%)
ABN AMRO Bank NV	7,200	126,839
Agricultural Bank of China, Ltd., Class H	500,000	195,798
Banco Santander SA	115,000	467,916
Bank of China, Ltd., Class H	1,060,000	415,702
DNB ASA	7,700	135,735
Grupo Financiero Banorte SAB de CV, Class O	25,591	137,927
HSBC Holdings PLC	35,482	271,871
ING Groep NV	19,600	204,757
KB Financial Group, Inc.	2,700	96,367
OTP Bank Nyrt	8,000	333,243
Oversea-Chinese Banking Corp., Ltd.	48,000	377,347
Sberbank of Russia PJSC, Sponsored ADR	42,000	593,985
Toronto-Dominion Bank	6,100	355,682
UniCredit SpA	43,584	513,727
		4,226,896
Diversified Chemicals (1.52%)
BASF SE	5,000	349,592
Sumitomo Chemical Co., Ltd.	26,000	117,384
		466,976
Drug Retail (2.38%)
Raia Drogasil SA, Sponsored ADR(b)	37,000	726,680

Electric Utilities (5.75%)
CK Infrastructure Holdings, Ltd.	74,000	497,651
Enel SpA	101,600	758,883
Iberdrola SA	22,306	231,844
Kansai Electric Power Co., Inc.(b)	24,000	268,807
		1,757,185
Gas Utilities (2.43%)
Beijing Enterprises Holdings, Ltd.	52,000	239,266
Kunlun Energy Co., Ltd.	314,000	270,567
Rubis SCA	4,000	232,329
		742,162
	Shares or Principal Amount	Value
Health Care Services (0.84%)
Cigna Corp.	1,700	$258,043

Independent Power Producers & Energy Traders (3.61%)
Aboitiz Power Corp.	290,000	214,434
Electric Power Development Co., Ltd.	12,200	278,899
Electricity Generating PCL	52,000	610,422
		1,103,755
Industrial Machinery (0.61%)
China Conch Venture Holdings, Ltd.	50,000	184,913

Integrated Oil & Gas (9.32%)
Eni SpA	21,000	320,981
Gazprom PJSC, Sponsored ADR	33,000	227,832
MOL Hungarian Oil & Gas PLC	31,600	297,234
Rosneft Oil Co. PJSC, GDR	75,700	485,691
Royal Dutch Shell PLC, Class B	27,000	797,993
TOTAL SA	13,800	718,523
		2,848,254
Integrated Telecommunication Services (2.03%)
Masmovil Ibercom SA(a)	30,600	621,251

Interactive Media & Services (1.83%)
Momo, Inc., Sponsored ADR	3,200	99,136
Tencent Holdings, Ltd.	7,000	292,795
Yandex NV, Class A(a)	4,800	168,048
		559,979
Internet & Direct Marketing Retail (0.82%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	1,500	250,845

Life & Health Insurance (1.23%)
NN Group NV	6,351	225,071
Prudential PLC	8,200	148,593
		373,664
Managed Health Care (1.57%)
Anthem, Inc.	1,000	240,100
UnitedHealth Group, Inc.	1,100	239,052
		479,152
Multi-line Insurance (8.41%)
Allianz SE	4,500	1,047,478
Assicurazioni Generali SpA	28,300	548,447
Aviva PLC	77,000	378,005
AXA SA	23,200	592,386
		2,566,316
Multi-Utilities (3.99%)
E.ON SE	34,000	330,570
Engie SA	17,000	277,478
National Grid PLC	31,800	344,307
Veolia Environnement SA	10,500	265,983
		1,218,338
Oil & Gas Exploration & Production (0.41%)
DNO ASA	88,000	126,243

The accompanying notes are an integral part of the financial statements.

10	www.iconfunds.com

ICON International Equity Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Packaged Foods & Meats (1.99%)
Danone SA	6,900	$607,766

Paper Packaging (3.00%)
DS Smith PLC	117,300	519,402
Rengo Co., Ltd.	55,000	397,480
		916,882
Paper Products (1.09%)
Oji Holdings Corp.	71,000	333,344

Pharmaceuticals (5.86%)
GlaxoSmithKline PLC	9,400	201,484
Merck & Co., Inc.	7,100	597,678
Roche Holding AG	3,000	873,494
Takeda Pharmaceutical Co., Ltd.	3,400	116,673
		1,789,329
Real Estate Development (1.49%)
Daiwa House Industry Co., Ltd.(b)	14,000	455,066

Real Estate Operating Companies (7.16%)
BR Malls Participacoes SA	300,000	1,046,222
Iguatemi Empresa de Shopping Centers SA	100,000	1,140,567
		2,186,789
Regional Banks (0.99%)
Regional SAB de CV	66,000	302,475

Specialty Chemicals (2.28%)
Covestro AG(c)	4,500	222,670
Shin-Etsu Chemical Co., Ltd.	4,400	473,486
		696,156
Tobacco (1.54%)
British American Tobacco PLC	12,700	469,012

Trading Companies & Distributors (2.19%)
Ashtead Group PLC	24,100	670,206

Wireless Telecommunication Services (2.87%)
China Mobile, Ltd.	18,000	149,108
SoftBank Group Corp.(b)	18,400	726,072
		875,180

Total Common Stocks (Cost $33,066,465)		29,479,273

Exchange Traded Funds (3.08%)
iShares® China Large-Cap ETF(b)	7,556	300,729
iShares® MSCI Brazil ETF(b)	15,204	640,544

Total Exchange Traded Funds (Cost $987,842)		941,273
	Shares or Principal Amount	Value
Collateral for Securities on Loan (2.08%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.09%	635,068	$635,068

Total Collateral for Securities on Loan (Cost $635,068)		635,068

Total Investments (101.67%) (Cost $34,689,375)		$31,055,614

Liabilities Less Other Assets (-1.67%)		(509,004)

Net Assets (100.00%)		$30,546,610

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2019.
(c)	Security was purchased pursuant to Rule 144A or Section 4(a)(2) under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2019, these securities had a total aggregate market value of $222,670.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	11

ICON International Equity Fund	Schedule of Investments

September 30, 2019

Country Composition (September 30, 2019)

United Kingdom	13.33%
Japan	10.36%
France	10.31%
Brazil	9.54%
Italy	7.01%
Germany	6.38%
United States	5.27%
Russia	4.83%
China	4.71%
Spain	4.32%
Hong Kong	3.79%
Thailand	2.93%
Switzerland	2.86%
Hungary	2.06%
Canada	1.96%
Netherlands	1.83%
Mexico	1.44%
Singapore	1.24%
Norway	0.85%
South Korea	0.79%
Philippines	0.70%
96.51%

Percentages are based upon common stocks as a percentage of net assets.

Sector Composition (September 30, 2019)

Financials	24.46%
Utilities	15.78%
Energy	9.73%
Materials	9.29%
Health Care	9.17%
Real Estate	8.65%
Communication Services	6.73%
Consumer Staples	5.91%
Industrials	5.17%
Consumer Discretionary	0.82%
Information Technology	0.80%
96.51%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Diversified Banks	13.83%
Integrated Oil & Gas	9.32%
Multi-line Insurance	8.41%
Real Estate Operating Companies	7.16%
Pharmaceuticals	5.86%
Electric Utilities	5.75%
Multi-Utilities	3.99%
Independent Power Producers & Energy Traders	3.61%
Paper Packaging	3.00%
Wireless Telecommunication Services	2.87%
Gas Utilities	2.43%
Drug Retail	2.38%
Specialty Chemicals	2.28%
Trading Companies & Distributors	2.19%
Integrated Telecommunication Services	2.03%
Packaged Foods & Meats	1.99%
Interactive Media & Services	1.83%
Managed Health Care	1.57%
Tobacco	1.54%
Diversified Chemicals	1.52%
Diversified Real Estate Activities	1.49%
Aerospace & Defense	1.49%
Commodity Chemicals	1.40%
Life & Health Insurance	1.23%
Paper Products	1.09%
Other Industries (each less than 1%)	6.25%
96.51%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

12	www.iconfunds.com

ICON International Funds	Statements of Assets and Liabilities

 September 30, 2019

	ICON Emerging Markets Fund	ICON International Equity Fund
Assets
Investments, at cost	$46,408,829	$34,689,375
Investments, at value(a)	46,305,042	31,055,614
Cash and cash equivalents	—	80,870
Foreign currency, at value (Cost $569,149 and $37,053, respectively)	571,694	37,173
Receivables:
Fund shares sold	16,011	375
Expense reimbursements due from Adviser	41,588	24,005
Interest	178	33
Dividends	62,153	60,958
Foreign tax reclaims	—	31,610
Other assets	10,009	9,585
Total assets	47,006,675	31,300,223

Liabilities
Payables:
Payable for collateral received on securities loaned	2,134,300	635,068
Loan payable, at value (Cost $821,513 and $–)	821,513	—
Capital gains tax	33,147	—
Fund shares redeemed	74,058	5,474
Advisory fees	36,990	25,348
Transfer agent fees	56,716	18,360
Fund accounting fees	15,477	22,538
Accrued distribution fees	401	956
Trustee fees and expenses	1,591	1,069
Administration fees	1,847	1,267
Accrued expenses	60,643	43,533
Total liabilities	3,236,683	753,613
Net Assets - all share classes	$43,769,992	$30,546,610
Net Assets - Class S	$41,844,914	$28,025,284
Net Assets - Class C	$—	$708,212
Net Assets - Class A	$1,925,078	$1,813,114

Net Assets Consists of
Paid-in capital	$45,601,369	$44,620,310
Total distributable earnings	(1,831,377)	(14,073,700)
Net Assets	$43,769,992	$30,546,610

Shares outstanding (unlimited shares authorized, no par value)
Class S	2,824,191	2,524,545
Class C	—	73,682
Class A	130,665	167,077
Net asset value (offering and redemption price per share)
Class S	$14.82	$11.10
Class C	$—	$9.61
Class A	$14.73	$10.85
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$15.63	$11.51

(a) Includes securities on loan of	$2,924,273	$2,334,280

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	13

ICON International Funds	Statements of Operations

Year Ended September 30, 2019

	ICON Emerging Markets Fund	ICON International Equity Fund
Investment Income
Dividends	$1,991,225	$1,245,089
Foreign taxes withheld	(172,065)	(113,533)
Income from securities lending, net	3,405	6,333
Total investment income	1,822,565	1,137,889

Expenses
Advisory fees	517,179	353,572
Administration fees	25,856	17,677
Transfer agent fees	152,344	54,311
Distribution fees:
Class C	—	12,875
Class A	9,526	3,706
Registration fees	35,608	40,260
Audit and tax service expense	24,500	24,800
Fund accounting fees	45,794	52,084
Trustee fees and expenses	17,020	11,749
Insurance expense	6,116	4,653
Custody fees	46,182	20,537
Printing fees	18,960	9,468
Interest expense	4,870	643
Recoupment of previously reimbursed expenses	456	—
Other expenses	33,549	27,148
Total expenses before expense reimbursement	937,960	633,483
Expense reimbursement by Adviser due to expense limitation agreement	(122,802)	(68,987)
Net Expenses	815,158	564,496
Net Investment Income/(Loss)	1,007,407	573,393

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	(2,531,415)	(3,733,506)
	(2,531,415)	(3,733,506)
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(1,876,211)	(2,092,910)
Capital gains tax	72,949	10,312
	(1,803,262)	(2,082,598)
Net realized and unrealized gain/(loss)	(4,334,677)	(5,816,104)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(3,327,270)	$(5,242,711)

The accompanying notes are an integral part of the financial statements.

14	www.iconfunds.com

ICON International Funds	Statements of Changes in Net Assets

	ICON Emerging Markets Fund		ICON International Equity Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income/(loss)	$1,007,407	$1,155,711	$573,393	$709,879
Net realized gain/(loss)	(2,531,415)	257,464	(3,733,506)	592,186
Change in net unrealized appreciation/(depreciation)	(1,803,262)	(146,633)	(2,082,598)	(2,455,976)
Net increase/(decrease) in net assets resulting from operations	(3,327,270)	1,266,542	(5,242,711)	(1,153,911)

Total Dividends and Distributions to Shareholders
Class S	(1,423,899)	(100,052)	(484,584)	—
Class C	—	—	(22,016)	—
Class A	(158,692)	(478)	(18,087)	—
Net decrease from dividends and distributions	(1,582,591)	(100,530)	(524,687)	—

Fund Share Transactions
Shares sold
Class S	17,253,254	21,485,982	1,426,654	7,643,709
Class C	—	—	117,325	176,801
Class A	2,780,869	3,063,930	704,985	82,833
Reinvested dividends and distributions
Class S	1,374,068	95,422	477,537	—
Class C	—	—	21,671	—
Class A	142,269	424	15,393	—
Shares repurchased
Class S	(23,122,177)	(23,337,380)	(8,672,586)	(11,643,496)
Class C	—	—	(1,113,346)	(664,995)
Class A	(7,081,250)	(9,861,188)	(159,807)	(849,184)
Net decrease from fund share transactions	(8,652,967)	(8,552,810)	(7,182,174)	(5,254,332)

Total net decrease in net assets	(13,562,828)	(7,386,798)	(12,949,572)	(6,408,243)

Net Assets
Beginning of year	57,332,820	64,719,618	43,496,182	49,904,425
End of year	$43,769,992	$57,332,820	$30,546,610	$43,496,182

Transactions in Fund Shares
Shares sold
Class S	1,126,509	1,282,140	124,926	564,142
Class C	—	—	12,032	15,057
Class A	179,903	184,221	63,850	6,230
Issued to shareholders in reinvestment of distributions
Class S	97,521	5,942	44,881	—
Class C	—	—	2,333	—
Class A	10,133	26	1,479	—
Shares repurchased
Class S	(1,537,333)	(1,410,257)	(754,791)	(882,846)
Class C	—	—	(112,180)	(56,962)
Class A	(459,642)	(601,142)	(14,333)	(66,078)
Net decrease	(582,909)	(539,070)	(631,803)	(420,457)
Shares outstanding, beginning of year	3,537,765	4,076,835	3,397,107	3,817,564
Shares outstanding, end of year	2,954,856	3,537,765	2,765,304	3,397,107

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	15

ICON Emerging Markets Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of period	$16.22	$15.90	$14.28	$12.95		$13.72
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.31	0.31	0.07	(0.00	)(b)	(0.03)
Net realized and unrealized gains/(losses) on investments	(1.24)	0.04	1.55	1.33		(0.74)
Total from investment operations	(0.93)	0.35	1.62	1.33		(0.77)

Less dividends and distributions:
Dividends from net investment income	(0.31)	(0.03)	—	—		—
Distributions from net realized gains	(0.16)	—	—	—		—
Total dividends and distributions	(0.47)	(0.03)	—	—		—

Net asset value, end of period	$14.82	$16.22	$15.90	$14.28		$12.95

Total Return	(5.60)%	2.21%	11.34%	10.27%		(5.61)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$41,845	$50,897	$51,833	$45,786		$16,123

Ratio of expenses to average net assets
Before expense limitation	1.78%	1.61%	1.72%	1.85%		2.44%
After expense limitation(c)	1.56%	1.55%	1.55%	1.55%		1.55%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.81%	1.83%	0.29%	(0.32)%		(1.08)%
After expense limitation(c)	2.03%	1.89%	0.46%	(0.02)%		(0.19)%
Portfolio turnover rate	78%	63%	169%	156%		76%

(a)	Calculated using the average shares method.
(b)	Amount less than $(0.005).
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

16	www.iconfunds.com

ICON Emerging Markets Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$16.08	$15.77		$14.20	$12.91	$13.71
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.14	0.24		0.06	(0.01)	(0.07)
Net realized and unrealized gains/(losses) on investments	(1.10)	0.07		1.51	1.30	(0.73)
Total from investment operations	(0.96)	0.31		1.57	1.29	(0.80)

Less dividends and distributions:
Dividends from net investment income	(0.23)	(0.00	)(c)	—	—	—
Distributions from net realized gains	(0.16)	—		—	—	—
Total dividends and distributions	(0.39)	(0.00)		—	—	—

Net asset value, end of period	$14.73	$16.08		$15.77	$14.20	$12.91

Total Return(d)	(5.87)%	1.97%		11.06%	9.99%	(5.84)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,925	$6,436		$12,887	$9,072	$725

Ratio of expenses to average net assets
Before expense limitation	2.26%	1.96%		2.12%	2.16%	4.75%
After expense limitation(e)	1.81%	1.80%		1.80%	1.80%	1.80%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.45%	1.32%		0.08%	(0.43)%	(3.44)%
After expense limitation(e)	0.90%	1.48%		0.40%	(0.07)%	(0.49)%
Portfolio turnover rate	78%	63%		169%	156%	76%

(a)	Class C shares were merged into Class A on January 10, 2017. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(b)	Calculated using the average shares method.
(c)	Amount less than $(0.005).
(d)	The total return calculation excludes any sales charges.
(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	17

ICON International Equity Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$12.89	$13.17	$11.94	$11.37	$11.75
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.19	0.20	0.04	0.05	0.00	(b)
Net realized and unrealized gains/(losses) on investments	(1.81)	(0.48)	1.19	0.52	(0.37)
Total from investment operations	(1.62)	(0.28)	1.23	0.57	(0.37)

Less dividends and distributions:
Dividends from net investment income	(0.17)	—	—	—	(0.01)
Total dividends and distributions	(0.17)	—	—	—	(0.01)

Net asset value, end of period	$11.10	$12.89	$13.17	$11.94	$11.37

Total Return	(12.55)%	(2.13)%	10.30%	5.01%	(3.15)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$28,025	$40,096	$45,144	$50,005	$67,201

Ratio of expenses to average net assets
Before expense limitation	1.64%	1.49%	1.57%	1.45%	1.41%
After expense limitation(c)	1.55%	1.49%	1.55%	1.45%	1.41%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.58%	1.46%	0.31%	0.45%	0.00	%(d)
After expense limitation(c)	1.67%	1.46%	0.33%	0.45%	0.00	%(d)
Portfolio turnover rate	40%	92%	209%	198%	204%

(a)	Calculated using the average shares method.
(b)	Amount less than $0.005.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.
(d)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.

18	www.iconfunds.com

ICON International Equity Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$11.28	$11.64	$10.66	$10.27	$10.72
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.06	0.04	(0.07)	(0.09)	(0.12)
Net realized and unrealized gains/(losses) on investments	(1.59)	(0.40)	1.05	0.48	(0.33)
Total from investment operations	(1.53)	(0.36)	0.98	0.39	(0.45)

Less dividends and distributions:
Dividends from net investment income	(0.14)	—	—	—	—
Total dividends and distributions	(0.14)	—	—	—	—

Net asset value, end of period	$9.61	$11.28	$11.64	$10.66	$10.27

Total Return(b)	(13.52)%	(3.09)%	9.19%	3.80%	(4.20)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$708	$1,934	$2,484	$2,941	$3,299

Ratio of expenses to average net assets
Before expense limitation	4.09%	3.29%	3.35%	3.13%	2.96%
After expense limitation(c)	2.56%	2.55%	2.55%	2.55%	2.55%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.91)%	(0.42)%	(1.48)%	(1.40)%	(1.56)%
After expense limitation(c)	0.62%	0.32%	(0.68)%	(0.82)%	(1.15)%
Portfolio turnover rate	40%	92%	209%	198%	204%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	19

ICON International Equity Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$12.63	$12.94	$11.76	$11.24	$11.65
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.17	0.14	0.01	0.05	(0.04)
Net realized and unrealized gains/(losses) on investments	(1.79)	(0.45)	1.17	0.47	(0.37)
Total from investment operations	(1.62)	(0.31)	1.18	0.52	(0.41)

Less dividends and distributions:
Dividends from net investment income	(0.16)	—	—	—	—
Total dividends and distributions	(0.16)	—	—	—	—

Net asset value, end of period	$10.85	$12.63	$12.94	$11.76	$11.24

Total Return(b)	(12.79)%	(2.40)%	10.03%	4.63%	(3.52)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,813	$1,466	$2,276	$2,829	$3,725

Ratio of expenses to average net assets
Before expense limitation	3.15%	2.59%	2.67%	2.43%	2.25%
After expense limitation(c)	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.14%	0.28%	(0.80)%	(0.19)%	(0.77)%
After expense limitation(c)	1.49%	1.07%	0.07%	0.44%	(0.32)%
Portfolio turnover rate	40%	92%	209%	198%	204%

(a)	Calculated using the average shares method.
(b)	The total return calculation excludes any sales charges.
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

20	www.iconfunds.com

ICON International Funds	Notes to Financial Statements

September 30, 2019

1.  ORGANIZATION

The ICON Emerging Markets Fund (“Emerging Markets Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers two classes of shares: Class S and Class A. The International Equity Fund also offers Class C shares. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently fifteen other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Emerging Markets Fund primarily invests in securities of issuers whose principal activities are in emerging markets, or are economically tied to an emerging market country. The International Equity Fund primarily invests in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Time) on each day the NYSE is open for trading.

The Funds use pricing services to obtain the fair value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the fair value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Valuation Committee pursuant to procedures approved by the Funds’ Board of Trustees (the “Board”).

Annual Report | September 30, 2019	21

ICON International Funds	Notes to Financial Statements

September 30, 2019

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates fair value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day net asset value (“NAV”) per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds’ Valuation Committee determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation is to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its NAV. The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 —	significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2019:

ICON Emerging Markets Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Diversified Banks	$2,785,707	$7,523,894	$—	$10,309,601
Interactive Media & Services	1,918,695	1,319,462	—	3,238,157
Internet & Direct Marketing Retail	1,923,145	414,710	—	2,337,855
Real Estate Development	434,000	592,305	—	1,026,305
Other	8,446,975	13,599,896	—	22,046,871
Preferred Stocks	1,071,103	—	—	1,071,103
Exchange Traded Funds	4,140,850	—	—	4,140,850
Collateral for Securities on Loan	—	2,134,300	—	2,134,300
Total	$20,720,475	$25,584,567	$—	$46,305,042

22	www.iconfunds.com

ICON International Funds	Notes to Financial Statements

September 30, 2019

ICON International Equity Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Diversified Banks	$1,087,594	$3,139,302	$—	$4,226,896
Integrated Oil & Gas	713,523	2,134,731	—	2,848,254
Interactive Media & Services	267,184	292,795	—	559,979
Pharmaceuticals	597,678	1,191,651	—	1,789,329
Other	4,990,423	15,064,392	—	20,054,815
Exchange Traded Funds	941,273	—	—	941,273
Collateral for Securities on Loan	—	635,068	—	635,068
Total	$8,597,675	$22,457,939	$—	$31,055,614

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Country Composition tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2019.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at NAV. NAV per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading. The NAV is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Cash and Cash Equivalents

Idle cash may be swept into an overnight demand deposit account and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds may use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statements of Operations. At September 30, 2019 and for the year then ended, the Emerging Markets Fund and International Equity Fund had no outstanding forward foreign currency contracts.

Annual Report | September 30, 2019	23

ICON International Funds	Notes to Financial Statements

September 30, 2019

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by assets that generally exceed the value of the securities on loan. Collateral may consist of cash or securities issued or guaranteed by the United States government or its agencies or instrumentalities. The fair value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

The following is a summary of the Funds’ securities lending positions and related cash and non-cash collateral received as of September 30, 2019:

	Market Value of Securities on Loan	Market Value of Cash Collateral Received	Market Value of Non-Cash Collateral Received	Total Collateral Received	Excess Collateral
ICON Emerging Markets Fund	$2,924,273	$2,134,300	$851,891	$2,986,191	$61,918
ICON International Equity Fund	2,334,280	635,068	1,836,059	2,471,127	136,847

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest cash collateral received from lending in the State Street Navigator Securities Lending Government Money Market Portfolio which is disclosed on the Schedules of Investments. The Funds bear the risk of loss with respect to the investment of cash collateral. The State Street Navigator Securities Lending Government Money Market Portfolio is a Government Money Market Portfolio designed to provide continuous daily liquidity. Non-Cash collateral received consists of securities issued or guaranteed by the United States government or its agencies or instrumentalities with remaining maturities ranging from overnight to 30 years. Non-cash collateral is not disclosed on the Funds’ Schedules of Investments or their Statements of Assets and Liabilities as the Funds do not have the ability to re-hypothecate these securities. The net securities lending income earned by the Funds for the year ended September 30, 2019, is included in the Statements of Operations.

The value of the collateral could include collateral held for securities that were sold on or before September 30, 2019. It may also include collateral received from the pre-funding of security loans.

Security loans consist of equity securities and generally do not have a stated maturity date. The Funds may recall a loaned security at any time.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains. As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

24	www.iconfunds.com

ICON International Funds	Notes to Financial Statements

September 30, 2019

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on effective yield.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class or number of shareholder accounts. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets or number of shareholder accounts. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are additional class level expenses for the year ended September 30, 2019 that are included on the Statements of Operations:

Fund	Printing Fees*	Transfer Agent Fees*	Registration Fees
ICON Emerging Markets Fund
Class S	$9,841	$123,298	$23,423
Class A	395	9,166	12,185
ICON International Equity Fund
Class S	2,362	30,918	17,934
Class C	630	8,725	11,203
Class A	399	9,365	11,123

*	Printing fees and Transfer agent out of pocket fees are a Fund level expense.

Annual Report | September 30, 2019	25

ICON International Funds	Notes to Financial Statements

September 30, 2019

3. FEES, OTHER SERVICES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of investments. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON Advisers has contractually agreed to limit the Funds’ operating expenses (exclusive of brokerage, interest, taxes, dividends on short sales, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Emerging Markets Fund	1.55%	—	1.80%
ICON International Equity Fund	1.55%	2.55%	1.80%

The Funds’ expense limitations will continue in effect until at least January 31, 2021 for the Emerging Markets Fund Class A and all classes of the International Equity Fund. The expense limitation for the Emerging Markets Fund Class S will continue in effect until at least January 31, 2020. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2019, the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	Expires 2020		Expires 2021	Expires 2022
ICON Emerging Markets Fund	$106,329	(a)	$46,120	$122,802
ICON International Equity Fund	41,389		34,771	68,987

(a)	Emerging Markets Fund Class C shares merged into Class A shares on January 10, 2017. The Class C amount is not available for recoupment.

Accounting, Custody and Transfer Agent Fees

ALPS Fund Services, Inc. (“ALPS”) serves as the fund accounting agent for the Trust. For its services, the Trust pays ALPS a fee that is calculated daily and paid monthly, which is greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

ALPS is the Trust’s transfer agent. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2019, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement, with ALPS, under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee, that is calculated daily and paid monthly, which is the greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

26	www.iconfunds.com

ICON International Funds	Notes to Financial Statements

September 30, 2019

Distribution Fees

ICON Distributors, Inc. (“IDI” or “Distributor”), a wholly-owned subsidiary of ICON Management and Research and affiliate of ICON Advisers, Inc., serves the Trust as Distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan”) under which the Funds are authorized to compensate or reimburse the Distributor for the sale and distribution of shares and for other shareholder services. The shareholders of the ICON International Equity Fund Class C pay an annual distribution fee of 1.00% of average daily net assets. The shareholders of the Funds Class A shares pay an annual distribution fee of 0.25% of average daily net assets. There is no annual distribution fee for Class S shares. The total amount paid by each Fund under the 12b-1 Plan is shown on the Statements of Operations.

Class A Shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge, which is a maximum of 5.75%. For the year ended September 30, 2019, IDI collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries, as follows:

Fund	Sales Charges Collected
ICON Emerging Markets Fund Class A	$2,684
ICON International Equity Fund Class A	76

In addition, IDI receives a contingent deferred sales charge of 1.00% of the purchase price on redemptions of Class C shares made within one year following the date of purchase. A 1.00% contingent deferred sales charge may also apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. For the year ended September 30, 2019, IDI collected the following contingent deferred sales charges:

Fund	Contingent Deferred Sales Charges Collected
ICON International Equity Fund Class C	$92

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust pays a portion of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2019, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board reviews and approves such reimbursements. For the year ended September 30, 2019, the total related amounts accrued and paid by the Funds under this arrangement was $0.

The Funds did not engage in cross trades with each other, during the year ended September 30, 2019, pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

4. BORROWINGS

The Trust has entered into an uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing limit is $30 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The interest rate as of September 30, 2019 was 3.27%. The Line of Credit agreement/arrangement expires on March 16, 2020.

As of September 30, 2019, the Emerging Markets Fund had an outstanding borrowing in the amount of $821,513.

Annual Report | September 30, 2019	27

ICON International Funds	Notes to Financial Statements

September 30, 2019

For the year ended September 30, 2019, the average outstanding loan by Fund was as follows:

Fund	Maximum Borrowing (10/01/18 – 09/30/19)	Average Borrowing (10/01/18 – 09/30/19)^	Average Interest Rates (10/01/18 – 09/30/19)^
ICON Emerging Markets Fund	$2,594,890	$817,775	3.58%
ICON International Equity Fund*	1,643,608	278,589	3.51%

*	There were no outstanding borrowings under this agreement/arrangement as of September 30, 2019.
^	The average is calculated based on the actual number of days with outstanding borrowings.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Emerging Markets Fund	$38,526,233	$43,954,612
ICON International Equity Fund	13,516,258	18,840,532

6. FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

For International Equity Fund, the short-term and long-term capital losses with no expiration were $3,305,017 and $7,651,699, respectively.

The Emerging Markets Fund elects to defer to the period ending September 30, 2020, capital losses recognized during the period November 1, 2018 to September 30, 2019 in the amount of $2,545,406.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2019, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Emerging Markets Fund	$1,506,869	$75,722
ICON International Equity Fund	524,687	—

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2018, were as follows:

Fund	Ordinary Income
ICON Emerging Markets Fund	$100,530

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Cumulative Effect of Timing Differences	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
ICON Emerging Markets Fund	$852,007	$(2,545,406)	$—	$(137,978)	$(1,831,377)
ICON International Equity Fund	517,656	(10,956,716)	—	(3,634,640)	(14,073,700)

28	www.iconfunds.com

ICON International Funds	Notes to Financial Statements

September 30, 2019

As of September 30, 2019, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)*	Cost of Investments for Income Tax Purposes
ICON Emerging Markets Fund	$3,806,059	$(3,909,895)	$(995)	$(104,831)	$46,408,878
ICON International Equity Fund	1,433,603	(5,067,364)	(879)	(3,634,640)	34,689,375

*	This balance includes appreciation/(depreciation) of foreign currency.

7. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has eliminated and modified disclosures and is currently evaluating the impact of the remaining ASU.

Annual Report | September 30, 2019	29

Report of Independent Registered
ICON International Funds	Public Accounting Firm

To the Shareholders and Board of Trustees of
ICON Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ICON Emerging Markets Fund and ICON International Equity Fund (the “Funds”), each a series of ICON Funds, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended September 30, 2015, were audited by other auditors whose report dated November 18, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 25, 2019

30	www.iconfunds.com

ICON International Funds	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (04/01/19 – 09/30/19).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expense Ratio(a)	Expenses Paid During period April 1, 2019 - September 30, 2019(b)
ICON Emerging Markets Fund
Class S
Actual	$1,000.00	$955.50	1.57%	$7.70
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	1.57%	$7.94
Class A
Actual	$1,000.00	$954.00	1.82%	$8.92
Hypothetical (5% return before expenses)	$1,000.00	$1,015.94	1.82%	$9.20

ICON International Equity Fund
Class S
Actual	$1,000.00	$943.90	1.55%	$7.55
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	1.55%	$7.84
Class C
Actual	$1,000.00	$938.50	2.55%	$12.39
Hypothetical (5% return before expenses)	$1,000.00	$1,012.28	2.55%	$12.86
Class A
Actual	$1,000.00	$942.70	1.80%	$8.77
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	1.80%	$9.10

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/365 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

Annual Report | September 30, 2019	31

ICON International Funds	Board of Trustees and Fund Officers

September 30, 2019 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 68. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Independent Trustees

Glen F. Bergert, 69. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present), and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania (2010 to present and 1998 to 2009), Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009) and Dentegra Group, Inc. (2017 to present; 2010 to 2014).

John C. Pomeroy, Jr., 72. Mr. Pomeroy has been a Trustee of the Funds since 2002. Mr. Pomeroy was Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to 2018) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 71. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel was a Senior Attorney with the U.S. Department of Education (1996 to 2018) and was engaged in private practice of securities and corporate law (1981 to 2017). Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

Mark Manassee, 54. Mr. Manassee has been a Trustee of the Funds since 2017. Mr. Manassee is a Senior Advisor to McKinsey’s Wealth and Asset Management Practice. Mr. Manassee was Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016). Mr. Manassee was also Chairman of the Board of FundRock Partners, Ltd (UK) (2017 to 2019) and a Director of Matrix-Data, Ltd (UK) (2013 to 2016) and Rhetorik, Ltd (UK) (2013 to 2016).

The Officers of the Funds are:

Craig T. Callahan, 68. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Brian D. Harding, 40. Mr. Harding serves as Principal Financial Officer and Treasurer of the Funds (2017 to present). Mr. Harding is also Chief Financial Officer of ICON Advisers, Inc. (2013 to present) and Director of IM&R (2013 to present). Previously he was Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to 2013), Chief Compliance Officer of ICON Advisers, Inc. (2011 to 2013), and Manager at PricewaterhouseCoopers LLP (2001 to 2008).

Jack M. Quillin, 47. Mr. Quillin serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2019 to present). Mr. Quillin is also Chief Compliance Officer of ICON Advisers, Inc. (2019 to present). Previously he served as Assistant Treasurer of the Funds (2017 to 2019) and a Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2016 to 2019). Previously, he was a compliance analyst at Marsico Capital Management, LLC (2011 to 2015), an assistant vice president in the municipal derivatives finance department at Merrill Lynch (2004 to 2008), and a senior accountant in the Regulatory Reporting group at Wells Fargo & Company (1998 to 2003).

32	www.iconfunds.com

ICON International Funds	Board of Trustees and Fund Officers

September 30, 2019 (Unaudited)

Christopher R. Ambruso, 39. Mr. Ambruso serves as Secretary of the Funds (2019 to present). Mr. Ambruso is also General Counsel of ICON Advisers, Inc. (2019 to present), Chief Compliance Officer of ICON Distributors, Inc. (2019 to present), and Director of IM&R (2019 to present). Previously he served as Chief Compliance Officer and Anti-Money Laundering Officer (2017 to 2019) and Assistant Secretary (2016 to 2017 and 2008 to 2012) of the Funds and Chief Compliance Officer (2017 to 2019), Associate Counsel (2013 to 2017), Associate Attorney (2008 to 2013), and Staff Attorney (2007 to 2008) of ICON Advisers, Inc.

Lesley Caviness, 53. Ms. Caviness serves as Assistant Treasurer of the Funds (2019 to present). Ms. Caviness is also Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2017 to present). Previously she served as Mutual Fund Accounting Associate of ICON Advisers, Inc. (2013 to 2017) and Assistant Treasurer of the Funds (2014 to 2017). Prior to Joining ICON Ms. Caviness worked for Oppenheimer Funds in Fund Accounting and Shareholder Accounting as well as at PricewaterhouseCoopers LLP as an Audit Associate and Audit Senior Associate.

Annual Report | September 30, 2019	33

ICON International Funds	Additional Information

September 30, 2019 (Unaudited)

Renewal of Investment Advisory Agreement

On September 19, 2019, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2019.

The Trustees considered the renewal of the investment advisory agreements between the Trust and the Adviser – the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and the ICON Fund) and the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Flexible Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”). The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including the expense limitation agreements.

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Broadridge related to Fund performance and Fund expenses (the “Broadridge Report”).

The Independent Trustees met separately with Broadridge on July 31, 2019 to discuss the Broadridge Report and the information contained within the Broadridge Report.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability and financial position of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in the entire 15(c) process. Several times, in August and September, after participating in the meeting with Broadridge and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss a wide variety of qualitative and quantitative information, including information they had received throughout the year as part of their regular oversight of the Funds. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its current organizational and management structure. In the course of their deliberations the Board evaluated among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

Management and the Trustees discussed the Broadridge Report and Management personnel showed performance for each Fund and discussed the factors affecting performance. During a lengthy and spirited discussion, the Trustees expressed their concerns regarding both the ICON Funds’ performance relative to similarly situated funds and the overall rate of redemptions relative to sales.

With regard to the ICON Funds’ performance, the Chief Investment Officer (“CIO”) stated that the current market continues to favor growth rather than value-based systems or styles. Further, the current market is challenging for the ICON system due to generally increased volatility and quick, inconsistent market leadership themes. The Funds’ performance during the market selloff in the fourth quarter of 2018 was generally worse than the Funds’ Benchmark returns. Despite the current market, the CIO reiterated his faith in the ICON system, noting its past successes.

The Trustees discussed the reductions in staff in May 2019 as well as the decrease in assets under management of the Adviser in August 2019 due to a large account which ICON was the sub-advisor on moving to a different sub-advisor. From a sales perspective, Management has been working to continue to narrow the focus of ICON’s sales team in order to get the most out of the Regional Vice Presidents in the field and the Internal Sales Associates in the office. Management noted that it hired a new National Sales Director in January 2019. Similar to the past several years, Management has been challenged to penetrate and retain sales in the full-service wirehouse firms. Wirehouses, Management noted, are intent on capturing assets while moving from a transaction-based compensation model (e.g. paying per trade) to a fee-based compensation model (e.g. paying a fixed percentage for asset management). Wirehouses are culling their recommended lists and/or looking to pare down the number of fund families with whom they do business. Management has seen most of the ICON Funds culled from wirehouses, in large part because of the size of the Funds. Management has begun focusing on alternatives to the wirehouse space.

34	www.iconfunds.com

ICON International Funds	Additional Information

September 30, 2019 (Unaudited)

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.	That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory;

B.	That ICON has made significant expenditures in the past year and in prior years by way of expense reimbursements and the Adviser has the systems and trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders;

C.	That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Trust, and has determined that ICON is charging fair and reasonable fees.

D.	The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Broadridge Report, financial statements of the Adviser and an analysis of the profitability and financial position (including cash available over the next 12 months) of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the Broadridge Report, and information that they had received throughout the year as part of their regular oversight of the Funds, including Morningstar and Lipper data on the peer groupings. Among other information discussed, it was noted that:

A.	Upon review of the advisory fee structures of each Fund in comparison with other similar funds of similar size, the level of investment advisory fees paid by each Fund is competitive;

B.	The total expense ratio and contractual management fees at common asset levels of each Fund are generally competitive with their expense groups;

C.	ICON has contractually agreed to impose expense limitations on all Funds at a cost to ICON;

D.	That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining;

Annual Report | September 30, 2019	35

ICON International Funds	Additional Information

September 30, 2019 (Unaudited)

E.	That the fees paid to ICON for managing other institutional accounts (such as individuals or sub-advised portfolios) are lower than the fees paid by similarly managed ICON funds, but the reason why they are lower is reasonably related to the cost for ICON to manage such accounts; and

F.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

G.	The costs borne by ICON in providing advisory services to each Fund and the profitability and financial position of ICON in light of the estimated profitability analysis which had been provided by ICON, including cash available for the next 12 months to meet the Advisor’s commitments to the Fund with respect to the expense reimbursements and other operating expenses required to carry out its duties under the Agreement.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees and Management recognized that the Adviser is continuously evaluating Fund expense ratios and expense limits to assess the competitiveness of the Funds and whether any downward adjustments affect Fund sales.

The Board concluded that the Adviser is providing the Funds with professional management at a price that would have been arrived at in an arm’s length negotiation.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that:

A.	ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by ICON and its affiliates to the Funds are reasonably satisfactory, and whether the profits derived from providing the services are competitive and reasonable;

B.	ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research is necessary to run the Funds and assists ICON in providing investment advisory services to the Funds as well as other accounts to which it provides advisory services.

Based on all these considerations and other data as discussed above, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were within the range of what would have been negotiated at arm’s length in light of all the circumstances. The Board noted that its conclusions were based on the assumption that no significant transactions involving the Fund would take place during the year, although any transaction costs in connection with exploring possible transactions might be incurred in addition to normal operating costs.

Supplemental Tax Information

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

ICON Emerging Markets Fund	$75,722
ICON International Equity Fund	$0

The following Funds designate the percentages listed below of the income dividends distributed in 2018 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

ICON Emerging Markets Fund	100.00%
ICON International Equity Fund	100.00%

The following Funds designate the percentages listed below of the income dividends distributed in 2018 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

ICON Emerging Markets Fund	0.50%
ICON International Equity Fund	0.52%

36	www.iconfunds.com

ICON International Funds	Additional Information

September 30, 2019 (Unaudited)

Pursuant to §853 of the Internal Revenue Code, the ICON Emerging Markets Fund and ICON International Equity Fund designate the following amounts as foreign taxes paid for the current fiscal year. Foreign taxes paid for purposes of §853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign Taxes Paid

ICON Emerging Markets Fund	$215,510
ICON International Equity Fund	$94,774

Portion of Ordinary Income Distribution derived from Foreign Sourced Income*

ICON Emerging Markets Fund	97.52%
ICON International Equity Fund	98.83%

*	The Fund has not derived any income from ineligible foreign sources as defined under §901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

Annual Report | September 30, 2019	37

ICON International Funds	Privacy Policy
September 30, 2019 (Unaudited)

WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account balances
● income and transaction history
● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

38	www.iconfunds.com

ICON International Funds	Privacy Policy
September 30, 2019 (Unaudited)

Who We Are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What We Do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my	We collect your personal information, for example, when you
personal information?
● open an account or enter into an investment advisory contract
● provide account information or give us your contact information
● make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●      Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● ICON doesn’t jointly market

Annual Report | September 30, 2019	39

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, Suite 1200
Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

Sector Funds

ICON Consumer Discretionary Fund (ICCCX, ICCAX)

ICON Consumer Staples Fund (ICLEX, ICRAX)

ICON Energy Fund (ICENX, ICEEX, ICEAX)

ICON Financial Fund (ICFSX, ICFAX)

ICON Healthcare Fund (ICHCX, ICHAX)

ICON Industrials Fund (ICTRX, ICIAX)

ICON Information Technology Fund (ICTEX, ICTTX)

ICON Natural Resources Fund (ICBMX, ICBCX, ICBAX)

ICON Utilities Fund (ICTUX, ICTVX)

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

Beginning on January 1, 2021, ICON will no longer send paper copies of the Funds’ annual and semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and given a website address of where to access the report.

If you have already opted to receive e-delivery, this change will not affect you and you do not need to take any action. At any time, shareholders who invest directly in the ICON Funds may generally elect to receive reports or other communications electronically by enrolling at www.iconfunds.com or calling 1-800-764-0442 or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with ICON, please call 1-800-764-0442. If you are a retirement plan sponsor or invest in the ICON Funds through a financial intermediary, please contact your representative or financial intermediary. Your election to receive reports as a paper copy will apply to all ICON Funds held in your account. Your election can be changed at any time in the future.

1-800-764-0442	●	www.iconfunds.com

ICON Sector Funds	About This Report
September 30, 2019 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2019, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	www.iconfunds.com

ICON Consumer Discretionary Fund	Management Overview
September 30, 2019 (Unaudited)

Q.	How did the Fund Perform relative to its benchmark?

A.	The ICON Consumer Discretionary Fund, Class S (the Fund), returned -3.55% for the fiscal year ended September 30, 2019, while the benchmark S&P 1500 Consumer Discretionary Index returned 1.30%. The broad market S&P 1500 Index returned 3.39%. Total returns for other periods and additional Class shares as of September 30, 2019 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	Throughout the equity market downturn during the fourth quarter of 2018, the S&P 1500 Consumer Discretionary Index returned about - 16.68% while the Fund returned about -12.75%. During this time, the Fund was generally overweight, relative to its benchmark, companies and industries that held up better during the downturn. For example, the Fund was underweight the internet & direct marketing retail and apparel retail industries during the fourth quarter 2018, both of which underperformed the overall benchmark. Further, the Fund’s holdings in the footwear industry were slightly overweight relative to the benchmark during the fourth quarter of 2018 and the Fund’s holdings in the industry had positive returns compared to the benchmark’s negative returns in the same industry. However, the Fund underperformed during the first, second and third quarters of 2019, as both the broad market and the Consumer Discretionary sector rebounded. This underperformance came primarily during the second half of the fiscal year from April to September as the Fund was overweight the apparel accessories & luxury goods and apparel retail industries relative to the benchmark. Both industries underperformed the overall sector benchmark.

Q.	How did the Fund’s Composition affect performance?

A.	During the entire fiscal year, performance was hampered primarily by holdings in three industries. The Fund’s holdings in the apparel accessories & luxury goods, apparel retail, and hotels resorts & cruise lines industries were all overweight in the Fund relative to the benchmark and all had negative returns. The apparel accessories & luxury goods industry was overweight relative to the benchmark during the entire period by about 10% on average, which was the biggest performance detractor for the Fund.

Another industry that detracted from the Fund’s performance was the specialized consumer services industry. Even though the Fund and the benchmark were close to equal weight in this industry, the Fund’s holdings were down much more than the benchmark holdings.

On the opposite side, the Fund’s overweight positions relative to the benchmark in the cable & satellite and homebuilding industries contributed positively as both outperformed the benchmark. Ultimately, the positive return in these industries was not enough to offset the losses in the three underperforming industries discussed above.

Q.	What is your investment outlook for the Consumer Discretionary sector?

A.	At the close of the fiscal year, our value based investing model indicates the Consumer Discretionary sector has a value-to-price (V/P) ratio of 1.27. In other words, we see the fair value of the overall Consumer Discretionary sector as 27% higher than where the sector is currently trading. Drilling down to the industry level, we currently see bargains in the footwear, computer & electronics retail, homebuilding and home furnishing retail industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

Annual Report | September 30, 2019	3

ICON Consumer Discretionary Fund	Management Overview
September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Discretionary Fund - Class S	7/9/97	-3.55%	3.07%	10.68%	5.23%	1.60%	1.60%
ICON Consumer Discretionary Fund - Class A	9/30/10	-3.89%	2.59%	N/A	9.08%	2.28%	1.99%
ICON Consumer Discretionary Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-9.39%	1.38%	N/A	8.37%	2.28%	1.99%
S&P 1500 Consumer Discretionary Index		1.30%	13.10%	17.04%	9.45%	N/A	N/A
S&P Composite 1500 Index		3.39%	10.69%	13.21%	7.77%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	www.iconfunds.com

ICON Consumer Discretionary Fund	Schedule of Investments
September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (99.62%)
Apparel Retail (4.33%)
TJX Cos., Inc.	15,602	$869,655

Apparel, Accessories & Luxury Goods (14.58%)
Columbia Sportswear Co.	8,300	804,187
Lululemon Athletica, Inc.(a)	5,900	1,135,927
VF Corp.	11,100	987,789
		2,927,903
Automotive Retail (2.78%)
O’Reilly Automotive, Inc.(a)	1,400	557,914

Cable & Satellite (4.29%)
Comcast Corp., Class A	19,100	861,028

Data Processing & Outsourced Services (3.24%)
Mastercard, Inc., Class A	2,400	651,768

Distributors (2.38%)
LKQ Corp.(a)	15,200	478,040

Footwear (5.89%)
NIKE, Inc., Class B	12,600	1,183,392

General Merchandise Stores (4.67%)
Dollar General Corp.	5,900	937,746

Home Furnishings (4.39%)
Mohawk Industries, Inc.(a)	7,100	880,897

Home Improvement Retail (4.54%)
Lowe’s Cos., Inc.	8,300	912,668

Homebuilding (11.01%)
Cavco Industries, Inc.(a)	5,400	1,037,286
LGI Homes, Inc.(a)	14,100	1,174,812
		2,212,098
Hotels, Resorts & Cruise Lines (13.45%)
Carnival Corp.	16,112	704,255
Marriott Vacations Worldwide Corp.	10,800	1,118,988
Royal Caribbean Cruises, Ltd.	8,099	877,365
		2,700,608
Interactive Media & Services (3.64%)
Alphabet, Inc., Class C(a)	600	731,400

Internet & Direct Marketing Retail (15.81%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	6,600	1,103,718
Amazon.com, Inc.(a)	1,194	2,072,677
		3,176,395
	Shares or Principal Amount	Value
Specialty Stores (4.62%)
Ulta Beauty, Inc.(a)	3,700	$927,405

Total Common Stocks
(Cost $18,514,587)		20,008,917

Total Investments (99.62%)
(Cost $18,514,587)		$20,008,917

Other Assets Less Liabilities (0.38%)		75,712

Net Assets (100.00%)		$20,084,629

(a)	Non-income producing security.

ADR - American Depositary Receipt
The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2019	5

ICON Consumer Discretionary Fund	Schedule of Investments
September 30, 2019

Sector Composition (September 30, 2019)
Consumer Discretionary	88.45%
Communication Services	7.93%
Information Technology	3.24%
99.62%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Internet & Direct Marketing Retail	15.81%
Apparel, Accessories & Luxury Goods	14.58%
Hotels, Resorts & Cruise Lines	13.45%
Homebuilding	11.01%
Footwear	5.89%
General Merchandise Stores	4.67%
Specialty Stores	4.62%
Home Improvement Retail	4.54%
Home Furnishings	4.39%
Apparel Retail	4.33%
Cable & Satellite	4.29%
Interactive Media & Services	3.64%
Data Processing & Outsourced Services	3.24%
Automotive Retail	2.78%
Distributors	2.38%
99.62%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
6	www.iconfunds.com

ICON Consumer Staples Fund	Management Overview
September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Consumer Staples Fund, Class S (the Fund), returned 3.12% for the fiscal year ended September 30, 2019, while its benchmark, the S&P Composite 1500 Consumer Staples Index, returned 15.91%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Markets began the fiscal year with sharp declines during the fourth quarter of 2018. It appeared that the market decline was due at least in part to investors’ concerns over continued trade war threats and overall declining global growth. Even though the Consumer Staples sector was the second best performing sector during this downturn (the Utilities sector was the top performer), the Fund underperformed its benchmark as the Fund returned about -9.06% and the S&P Composite 1500 Consumer Staples Index returned about -5.47% during the fourth quarter of 2018. Throughout the remaining three quarters of the fiscal year, markets recovered swiftly, however the Fund continued to trail its benchmark throughout the recovery. This was largely due in part to several large-cap companies outperforming the broad market, of which the Fund either did not hold or held an underweight position relative to the benchmark. Specifically, the Fund held an average weighted position of 2.9% in P&G, almost five times less than its weight in the benchmark. Proctor & Gamble shares outperformed and rose over 54% for the year ended September 30, 2019, causing significant underperformance of the Fund relative to the benchmark. Additionally, the Fund held overweight positions in the distillers & vintners industry, as well as holdings in Consumer Staples-related companies in the Health Care sector. These industries’ low returns over the period were a significant detractor from the Fund’s performance.

Q.	How did the Fund’s composition affect performance?

A.	The three biggest contributors to Fund performance were Procter & Gamble, Walmart, and PepsiCo. All three of these companies generally rose steadily throughout the later part of the fiscal year on positive earnings reports and forecasts. However, while all three of these large-cap stocks contributed the most to total portfolio return, they were also held at positions below benchmark weight and therefore still contributed to lagging performance relative to the benchmark.

The three stocks that detracted the most from Fund performance were Altria Group, Medifast, and Walgreens Boots Alliance. Altria shares were negatively affected by the tobacco industry-wide concern over the health effects of vaping. Medifast’s negative returns followed in line with the overall downward trend of the personal products industry (excluding Avon Products, which grew more than 100% over the course of the year). Finally, Walgreens Boots Alliance was negatively impacted by political pressures to lower drug prices as well as weakened global demand and tariff concerns.

Q.	What is your investment outlook for the overall market?

A.	As of September 30, 2019, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.13 for the Consumer Staples sector. In other words, we believe stock prices, on average, are below our estimate of fair value. The Fund enters 2020 with its largest industry weighting in the packaged food & meats industry, which started the new fiscal year with an industry VP of 1.19. ICON valuations also lead the Fund to favor the personal products, distillers & vintners, and brewers industries. Overall market valuations are indicating to us the potential for the recent upward market momentum to continue to grow into 2020.

Annual Report | September 30, 2019	7

ICON Consumer Staples Fund	Management Overview

September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Staples Fund - Class S	5/9/97	3.12%	6.03%	9.49%	7.96%	2.16%	1.51%
ICON Consumer Staples Fund - Class A	9/30/10	3.04%	5.80%	N/A	9.11%	2.29%	1.77%
ICON Consumer Staples Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-2.84%	4.54%	N/A	8.40%	2.29%	1.77%
S&P 1500 Consumer Staples Index		15.91%	9.10%	12.39%	8.28%	N/A	N/A
S&P Composite 1500 Index		3.39%	10.69%	13.21%	8.19%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Staples Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	www.iconfunds.com

ICON Consumer Staples Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (98.64%)
Apparel, Accessories & Luxury Goods (2.20%)
VF Corp.	2,800	$249,172

Brewers (4.79%)
Anheuser-Busch InBev SA/NV, Sponsored ADR(a)	5,700	542,355

Distillers & Vintners (8.31%)
Diageo PLC, Sponsored ADR	2,800	457,856
MGP Ingredients, Inc.(a)	9,700	481,896
		939,752
Food Distributors (3.51%)
Sysco Corp.	5,000	397,000

Footwear (2.99%)
NIKE, Inc., Class B	3,600	338,112

General Merchandise Stores (5.57%)
Dollar General Corp.	2,100	333,774
Dollar Tree, Inc.(b)	2,600	296,816
		630,590
Household Products (4.04%)
Kimberly-Clark Corp.	1,900	269,895
Procter & Gamble Co.	1,500	186,570
		456,465
Internet & Direct Marketing Retail (8.14%)
Amazon.com, Inc.(b)	250	433,977
eBay, Inc.	3,500	136,430
Expedia, Inc.	2,600	349,466
		919,873
Packaged Foods & Meats (23.30%)
Calavo Growers, Inc.(a)	4,400	418,792
General Mills, Inc.	5,700	314,184
J.M. Smucker Co.	1,900	209,038
Nestle SA, Sponsored ADR	3,000	325,200
Pilgrim’s Pride Corp.(b)	19,900	637,696
Post Holdings, Inc.(b)	2,100	222,264
Tyson Foods, Inc., Class A	5,900	508,226
		2,635,400
Personal Products (12.87%)
Estee Lauder Cos., Inc., Class A	2,100	417,795
Medifast, Inc.(a)	4,400	455,972
Unilever PLC, Sponsored ADR	9,700	582,970
		1,456,737
Soft Drinks (11.12%)
Coca-Cola Co.	3,900	212,316
Coca-Cola European Partners PLC	8,400	465,780
Keurig Dr Pepper, Inc.(a)	21,196	579,075
		1,257,171
Tobacco (11.80%)
Altria Group, Inc.	9,400	384,460
British American Tobacco PLC, Sponsored ADR	13,000	479,700
	Shares or Principal Amount	Value
Tobacco (continued)
Philip Morris International, Inc.	6,200	$470,766
		1,334,926

Total Common Stocks (Cost $11,061,466)		11,157,553

Collateral for Securities on Loan (6.61%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.09%	748,025	748,025

Total Collateral for Securities on Loan (Cost $748,025)		748,025

Total Investments (105.25%) (Cost $11,809,491)		$11,905,578

Liabilities Less Other Assets (-5.25%)		(594,611)

Net Assets (100.00%)		$11,310,967

(a)	All or a portion of the security was on loan as of September 30, 2019.
(b)	Non-income producing security.

ADR - American Depositary Receipt

Sector Composition (September 30, 2019)

Consumer Staples	79.74%
Consumer Discretionary	18.90%
98.64%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	9

ICON Consumer Staples Fund	Schedule of Investments

September 30, 2019

Industry Composition (September 30, 2019)

Packaged Foods & Meats	23.30%
Personal Products	12.87%
Tobacco	11.80%
Soft Drinks	11.12%
Distillers & Vintners	8.31%
Internet & Direct Marketing Retail	8.14%
General Merchandise Stores	5.57%
Brewers	4.79%
Household Products	4.04%
Food Distributors	3.51%
Footwear	2.99%
Apparel, Accessories & Luxury Goods	2.20%
98.64%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

10	www.iconfunds.com

ICON Energy Fund	Management Overview

September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.	The ICON Energy Fund (the Fund) Class S returned -27.95% for the fiscal year ended September 30, 2019, underperforming its sector-specific benchmark, the S&P 1500 Energy Index, which returned -22.38%. The Fund also lagged the broad benchmark, the S&P 1500 Index, which returned 3.39%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.	At the beginning of fiscal year 2019, our valuation model indicated the domestic Energy sector had a value-to-price (V/P) ratio of 0.96, implying that, on average, our estimate of fair value for stocks in the Energy sector was about 4% lower than where they were trading. Despite the overall average V/P indicating our system estimated the sector was, on average, trading above our estimate of fair value the weighted average V/P of the Fund’s holdings was 1.17, meaning that the Fund was able to invest in securities within the sector that our system indicated were trading below our estimate of their fair value. The biggest impact on the Fund’s underperformance relative to its benchmark came during the fourth quarter of 2018, with the Fund’s benchmark returning about -25.40% for the fourth quarter while the Fund returned about -28.33% over the same period. For the remainder of the fiscal year, the Fund and benchmark had similar returns. During the fourth quarter of 2018, the Fund’s holdings in the oil & gas exploration and production industry was overweight relative to the benchmark by about 18.5%; while both the Fund holdings and the benchmark holdings in that industry had negative returns, the Fund’s overweight position caused a greater effect on the overall returns for the quarter.

Q.	How did the Fund’s composition affect performance?
A.	As previously discussed, the Fund’s performance was hindered by its positions in the oil & gas exploration & production industry, not just for the fourth quarter of 2018, but the entire fiscal year. The Fund’s returns for holdings in that industry for the fiscal year were about -45%, making it the biggest detractor on performance. Another detractor from performance was the oil & gas storage and transportation industry, which was underweight its benchmark during the fiscal year. The industry had positive returns and thus the benefit to the Fund’s returns was minimal relative to the benchmark.

The Fund’s position in the oil & gas equipment & services industry had a positive impact on performance. While the industry made up 10.4% of the S&P Composite 1500 Energy index, and returned -43.15%, the industry only accounted for 6.5% of the Fund’s holdings and the Fund’s positions in the industry had a positive return of about 2%.

Q.	What is your investment outlook for the Energy sector?
A.	While the downturn in the Energy sector over the past several years has resulted in our valuation system indicating some bargains exist in the sector looking ahead at the next fiscal year, at ICON we also consider the relative strength of sectors, industries, and companies. At the beginning of the new fiscal year, our V/P ratio for the Energy sector was 1.21 vs. 1.18 for the entire domestic market; however, the relative strength for the Energy sector is 0.84. Relative strength (RS) is intended to provide us with an estimate of a sector or industry’s recent performance compared to the entire market. If RS for a sector is below 1.00, that would indicate that the sector is not a part of the current market theme. At ICON we like sectors and industries to not only have value, but to also be part of a market theme. The Energy sector has been the lowest returning sector in the recent past; which helps give the sector value, but hurts its relative strength. At ICON we will continue to hold companies and industries within the sector with good V/P and will continue to seek out companies and industries with strong relative strength where possible. Within the sector, the oil & gas refining & marketing industry has V/P and RS above 1.00 to begin the fiscal year. There are also individual companies within other industries like oil & gas exploration & production that have value and relative strength according to our system. Our outlook for the sector sees a lot of value, but low relative strength suggests that it may take a long time to build the momentum to realize that value.

Annual Report | September 30, 2019	11

ICON Energy Fund	Management Overview

September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Energy Fund - Class S	11/5/97	-27.95%	-11.30%	-2.20%	5.89%	1.50%	1.50%
ICON Energy Fund - Class C	9/30/10	-28.64%	-12.21%	N/A	-3.45%	2.55%	2.50%
ICON Energy Fund - Class A	9/30/10	-28.11%	-11.55%	N/A	-2.71%	1.75%	1.75%
ICON Energy Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-32.23%	-12.59%	N/A	-3.35%	1.75%	1.75%
S&P 1500 Energy Index		-22.38%	-6.34%	2.60%	5.82%	N/A	N/A
S&P Composite 1500 Index		3.39%	10.69%	13.21%	7.63%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	www.iconfunds.com

ICON Energy Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (100.35%)
Commodity Chemicals (3.24%)
Cabot Corp.	72,300	$3,276,636

Industrial Machinery (1.97%)
Chart Industries, Inc.(a)	31,900	1,989,284

Integrated Oil & Gas (29.44%)
Chevron Corp.	145,800	17,291,880
Exxon Mobil Corp.	176,400	12,455,604
		29,747,484
Marine (3.43%)
Kirby Corp.(a)	42,200	3,467,152

Oil & Gas Exploration & Production (27.83%)
Bonanza Creek Energy, Inc.(a)	80,500	1,802,395
Callon Petroleum Co.(a)(b)	401,400	1,742,076
Carrizo Oil & Gas, Inc.(a)(b)	129,800	1,114,333
Cimarex Energy Co.	52,000	2,492,880
ConocoPhillips	57,000	3,247,860
Diamondback Energy, Inc.	62,161	5,588,896
EOG Resources, Inc.	68,400	5,076,648
Matador Resources Co.(a)(b)	65,300	1,079,409
Parsley Energy, Inc., Class A	160,700	2,699,760
Pioneer Natural Resources Co.	26,100	3,282,597
		28,126,854
Oil & Gas Refining & Marketing (16.59%)
HollyFrontier Corp.	29,700	1,593,108
Marathon Petroleum Corp.	80,300	4,878,225
Phillips 66	55,200	5,652,480
Valero Energy Corp.	54,400	4,637,056
		16,760,869
Oil & Gas Storage & Transportation (10.34%)
Magellan Midstream Partners LP	48,300	3,200,841
ONEOK, Inc.	56,300	4,148,747
Williams Cos., Inc.	128,600	3,094,116
		10,443,704
Specialty Chemicals (3.38%)
WR Grace & Co.	51,200	3,418,112

Steel (4.13%)
Carpenter Technology Corp.	80,700	4,168,962

Total Common Stocks (Cost $111,565,504)		101,399,057
	Shares or Principal Amount	Value
Collateral for Securities on Loan (0.25%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 2.09%	255,037	$255,037

Total Collateral for Securities on Loan (Cost $255,037)		255,037

Total Investments (100.60%) (Cost $111,820,541)		$101,654,094

Liabilities Less Other Assets (-0.60%)		(612,201)

Net Assets (100.00%)		$101,041,893

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2019.

Sector Composition (September 30, 2019)

Energy	84.20%
Materials	10.75%
Industrials	5.40%
100.35%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)
Integrated Oil & Gas	29.44%
Oil & Gas Exploration & Production	27.83%
Oil & Gas Refining & Marketing	16.59%
Oil & Gas Storage & Transportation	10.34%
Steel	4.13%
Marine	3.43%
Specialty Chemicals	3.38%
Commodity Chemicals	3.24%
Industrial Machinery	1.97%
100.35%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	13

ICON Financial Fund	Management Overview

September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.	The ICON Financial Fund (the Fund) Class S returned -1.26% for the fiscal year ended September 30, 2019, while its sector-specific benchmark, the S&P 1500 Financial Index returned 3.40%. Total returns for other periods and additional Class shares as of September 30, 2019 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.	The fourth quarter of 2018 had the biggest impact on the Fund’s performance, with the Fund returning about -19.07% for the quarter compared to its benchmark’s return of -13.36%. We see this quarter as unusual, but it accounts for the majority of the Fund’s underperformance, due in large part to two industries – the life & health insurance and regional bank industries. The life & health insurance industry was overweight in the Fund by almost double the benchmark during the fourth quarter of 2018 and the industry had negative returns overall for the quarter. The regional banks industry was about equal weight in the Fund and the benchmark during this period, but the holdings in the Fund were down more than the benchmark. For the following three quarters of the fiscal year, the Fund outperformed its benchmark. During the last three quarters of the fiscal year, the Fund was overweight in two industries that were the primary contributors to outperformance – consumer finance and diversified banks.

Q.	How did the Fund’s composition affect performance?
A.	The Fund benefitted from its holdings in the consumer finance industry. The Fund was overweight consumer finance and had positive returns in the industry, and thus benefitted both from the holdings vs. that of its benchmark as well as its overweight position. Additionally, the Fund’s holdings in the multi-line insurance industry contributed positively to the Fund’s performance as its holdings in the industry were a similar weight to the benchmark’s industry weighting, but the Fund’s holdings outperformed the benchmark.

The biggest detractors to Fund performance relative to the benchmark were the Fund’s exposures in life & health insurance and regional banks industries. The Fund’s holdings in life & health insurance had negative returns for the entire period, while the benchmark holdings in the same industry were positive. For regional banks, both holdings in the Fund and benchmark were negative, but the holdings within the Fund were down more.

Q.	What is your investment outlook for the Financials sector?
A.	As of September 30, 2019, the Financials sector has a value-to-price (V/P) ratio of 1.19 according to the ICON valuation system, suggesting upside potential over the next year. We see several bargains within the sector at the industry level. For example, as we enter the new fiscal year our model shows value in the other diversified financial services industry, which has a V/P of 1.33. Most industries in the sector have good value, but at the beginning of the new fiscal year, the Fund is overweight the consumer finance, diversified banks, life & health insurance, investment banking & brokerage, and the thrifts & mortgage finance industries. As always, and guided by value, we will continue to look for opportunities in the Financials sector.

14	www.iconfunds.com

ICON Financial Fund	Management Overview

September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Financial Fund - Class S	7/1/97	-1.26%	7.08%	6.98%	4.52%	1.44%	1.44%
ICON Financial Fund - Class A	9/30/10	-1.51%	6.76%	N/A	8.07%	1.98%	1.75%
ICON Financial Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-7.17%	5.51%	N/A	7.36%	1.98%	1.75%
S&P 1500 Financials Index		3.40%	10.79%	11.06%	5.60%	N/A	N/A
S&P Composite 1500 Index		3.39%	10.69%	13.21%	7.85%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2019	15

ICON Financial Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (100.04%)
Consumer Finance (14.24%)
Ally Financial, Inc.	21,700	$719,572
American Express Co.	10,700	1,265,596
Capital One Financial Corp.	4,100	373,018
Discover Financial Services	16,298	1,321,605
Encore Capital Group, Inc.(a)(b)	21,900	729,817
Navient Corp.	56,900	728,320
		5,137,928
Data Processing & Outsourced Services (10.59%)
Euronet Worldwide, Inc.(a)	4,700	687,610
Global Payments, Inc.	5,200	826,800
Mastercard, Inc., Class A	4,300	1,167,751
Visa, Inc., Class A	6,600	1,135,266
		3,817,427
Diversified Banks (41.66%)
Bank of America Corp.	143,900	4,197,563
Citigroup, Inc.	44,100	3,046,428
JPMorgan Chase & Co.	41,200	4,848,828
U.S. Bancorp	36,300	2,008,842
Wells Fargo & Co.	18,300	923,052
		15,024,713
Investment Banking & Brokerage (5.97%)
Goldman Sachs Group, Inc.	4,400	911,812
Morgan Stanley	29,100	1,241,697
		2,153,509
Life & Health Insurance (7.66%)
Athene Holding, Ltd., Class A(a)	9,000	378,540
CNO Financial Group, Inc.	55,200	873,816
Lincoln National Corp.	15,500	934,960
Prudential Financial, Inc.	6,400	575,680
		2,762,996
Multi-line Insurance (4.05%)
Assurant, Inc.	4,400	553,608
Hartford Financial Services Group, Inc.	15,000	909,150
		1,462,758
Other Diversified Financial Services (3.49%)
Voya Financial, Inc.	23,100	1,257,564

Property & Casualty Insurance (2.74%)
Arch Capital Group, Ltd.(a)	23,500	986,530

Regional Banks (5.50%)
Citizens Financial Group, Inc.	10,600	374,922
East West Bancorp, Inc.	14,100	624,489
KeyCorp	21,900	390,696
Synovus Financial Corp.	16,600	593,616
		1,983,723
Thrifts & Mortgage Finance (4.14%)
Axos Financial, Inc.(a)	27,600	763,140
	Shares or Principal Amount	Value
Thrifts & Mortgage Finance (continued)
Essent Group, Ltd.	15,300	$729,351
		1,492,491
Total Common Stocks (Cost $29,564,126)		36,079,639

Total Investments (100.04%) (Cost $29,564,126)		$36,079,639

Liabilities Less Other Assets (-0.04%)		(14,539)

Net Assets (100.00%)		$36,065,100

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2019.

Sector Composition (September 30, 2019)

Financials	89.45%
Information Technology	10.59%
100.04%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Diversified Banks	41.66%
Consumer Finance	14.24%
Data Processing & Outsourced Services	10.59%
Life & Health Insurance	7.66%
Investment Banking & Brokerage	5.97%
Regional Banks	5.50%
Thrifts & Mortgage Finance	4.14%
Multi-line Insurance	4.05%
Other Diversified Financial Services	3.49%
Property & Casualty Insurance	2.74%
100.04%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

16	www.iconfunds.com

ICON Healthcare Fund	Management Overview

September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Healthcare Fund (the Fund) Class S returned -15.83% for the fiscal year ended September 30, 2019, while its benchmark, the S&P 1500 Health Care Index, returned -4.33%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Markets began the fiscal year with sharp declines during the fourth quarter of 2018 over continued trade war concerns and overall declining global growth. During this quarter, the broad market S&P 1500 Index dropped over 13.5% over the 3 month period. Throughout the remaining 3 quarters of the fiscal year, markets recovered swiftly, however the Health Care sector was not a strong participant in this rally. The S&P 1500 Index returned about 20.55% over the last three quarters of the fiscal year, whereas the S&P 1500 Health Care Index only returned 5.83%, making it the second worst performing sector over the period.

The Fund’s relative performance was most negatively attributed to its overweight position in the managed health care and life & health insurance industries. Both industries came under great scrutiny and uncertainty as they became heated debate topics during political primary campaign season. The S&P 1500 Managed Health Care Index, an index designed to track the performance of the managed health care industry, declined -18.83% over the entire fiscal year, and the Fund’s overweight within that industry caused the lag relative to the overall Health Care sector benchmark.

Q.	How did the Fund’s composition affect performance?

A.	The three biggest contributors to Fund performance were Zoetis Inc., Merck & Co., and Thermo Fischer Scientific. Zoetis and Merck, both pharmaceutical companies, defied the otherwise negative overall performance of their industry index with strong quarterly earnings reports and forward guidance upgrades throughout the year. Thermo Fischer Scientific participated in (and greatly outperformed) a positive year of growth in the life sciences industry, during a year that otherwise saw negative returns for the health care sector. All three remained in the portfolio as of September 30, 2019.

The three stocks that detracted the most from Fund performance were Amneal Pharmaceuticals, Supernus Pharamaceuticals, and Centene Corporation. It can be noted that two-of-the-three top detractors and two-of-the-three top contributors are all in the pharmaceutical industry, an industry that can often see sharp upward/downward price movements based on firm-specific developments and news events. Overall, returns were negative in the pharmaceutical industry for the fiscal year ended September 30, 2019.

Q.	What is your investment outlook for the overall market?

A.	As of September 30, 2019, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.16 for the Health Care sector. In other words, we believe stock prices, on average, are below our estimate of fair value. While there is potential for increased volatility in the coming election year with health care remaining a heated topic, we still find plenty of value within the health care sector. The Fund is positioned going into the new fiscal year with its largest weighting in the pharmaceuticals industry and almost double the sector benchmark weight in the health care services industry.

Annual Report | September 30, 2019	17

ICON Healthcare Fund	Management Overview

September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Healthcare Fund - Class S	2/24/97	-15.83%	4.85%	12.12%	9.60%	1.45%	1.45%
ICON Healthcare Fund - Class A	9/30/10	-16.05%	4.53%	N/A	12.52%	1.86%	1.75%
ICON Healthcare Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-20.90%	3.30%	N/A	11.78%	1.86%	1.75%
S&P 1500 Health Care Index		-4.33%	9.43%	14.62%	9.46%	N/A	N/A
S&P Composite 1500 Index		3.39%	10.69%	13.21%	8.21%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	www.iconfunds.com

ICON Healthcare Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (99.84%)
Biotechnology (6.44%)
AbbVie, Inc.	21,600	$1,635,552
Alexion Pharmaceuticals, Inc.(a)	12,281	1,202,801
Regeneron Pharmaceuticals, Inc.(a)	3,000	832,200
		3,670,553
Health Care Equipment (5.97%)
Becton Dickinson and Co.	5,931	1,500,306
Edwards Lifesciences Corp.(a)	3,700	813,667
Teleflex, Inc.	3,200	1,087,200
		3,401,173
Health Care Services (8.78%)
Cigna Corp.	16,278	2,470,838
DaVita, Inc.(a)	10,300	587,821
MEDNAX, Inc.(a)	33,600	760,032
Premier, Inc., Class A(a)	41,132	1,189,537
		5,008,228
Life & Health Insurance (6.37%)
CNO Financial Group, Inc.	62,200	984,626
Lincoln National Corp.	24,500	1,477,840
Prudential Financial, Inc.	13,000	1,169,350
		3,631,816
Life Sciences Tools & Services (12.80%)
IQVIA Holdings, Inc.(a)	10,538	1,574,166
PerkinElmer, Inc.	15,100	1,286,067
PRA Health Sciences, Inc.(a)	15,100	1,498,373
Thermo Fisher Scientific, Inc.	10,082	2,936,584
		7,295,190
Managed Health Care (22.82%)
Anthem, Inc.	9,100	2,184,910
Centene Corp.(a)	44,822	1,939,000
HealthEquity, Inc.(a)	18,400	1,051,468
Humana, Inc.	6,000	1,534,020
UnitedHealth Group, Inc.	20,300	4,411,596
WellCare Health Plans, Inc.(a)	7,301	1,892,200
		13,013,194
Pharmaceuticals (36.66%)
Allergan PLC	12,200	2,053,138
Bristol-Myers Squibb Co.	40,893	2,073,684
Corcept Therapeutics, Inc.(a)(b)	62,000	876,370
Eli Lilly & Co.	33,100	3,701,573
Jazz Pharmaceuticals PLC(a)	14,362	1,840,347
Merck & Co., Inc.	56,588	4,763,578
Mylan NV(a)	56,000	1,107,680
Supernus Pharmaceuticals, Inc.(a)	52,774	1,450,229
Zoetis, Inc.	24,388	3,038,501
		20,905,100

Total Common Stocks (Cost $54,692,864)		56,925,254
Value
Total Investments (99.84%) (Cost $54,692,864)	$56,925,254

Other Assets Less Liabilities (0.16%)	89,602

Net Assets (100.00%)	$57,014,856

(a)	Non-income producing security.

(b)	All or a portion of the security was on loan as of September 30, 2019.

Sector Composition (September 30, 2019)

Health Care	93.47%
Financials	6.37%
99.84%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Pharmaceuticals	36.66%
Managed Health Care	22.82%
Life Sciences Tools & Services	12.80%
Health Care Services	8.78%
Biotechnology	6.44%
Life & Health Insurance	6.37%
Health Care Equipment	5.97%
99.84%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	19

ICON Industrials Fund	Management Overview

September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Industrials Fund (the Fund) Class S returned 2.26% for the fiscal year ended September 30, 2019, while its sector-specific benchmark, the S&P 1500 Industrials Index, returned 0.78% and the broad market S&P 1500 Index returned 3.39%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	During the fourth quarter of 2018, the Fund returned about -19.70% compared to its benchmark’s returns of about -17.75%. Despite the Fund’s underperformance during the fourth quarter of 2018, the Fund was able to outperform the benchmark over the next three quarters, ultimately leading to the Fund outperforming its benchmark for the fiscal year. During the downturn in the fourth quarter of 2018, two industries accounted for the majority of the Fund’s underperformance. The trading companies & distributors and oil & gas exploration & production industries were the two significant underperformers for the Fund. Both industries were overweight during the period and had negative returns in both the Fund and the benchmark, thus the Fund performance was adversely affected vs. the benchmark.

Q.	How did the Fund’s composition affect performance?

A.	Two positive contributions to Fund performance during fiscal year 2019 included an overweight position in the construction & engineering industry, and a close to equal weighted position in construction machinery & heavy trucks. In both of these industries, the Fund’s holdings had significant positive returns, while the benchmark industries had negative returns.

As discussed above, Fund performance was primarily adversely impacted by performance in the oil & gas exploration & production industry. Additionally, the Fund held overweight positions in the air freight & logistics and trading companies & distributors industries. Both of these industries had negative returns, which adversely affected Fund performance.

Q.	What is your investment outlook for Industrials?

A.	At the end of fiscal year 2019, the average value to price (V/P) ratio in the Industrials sector was 1.18, implying stocks within the sector are currently priced about 18% below ICON’s estimate of their intrinsic value. Two of the industries where we see the most value are the air freight & logistics and construction machinery & heavy trucks industries. Heading into the new fiscal year, the Fund is overweight both industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

20	www.iconfunds.com

ICON Industrials Fund	Management Overview

September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Industrials Fund - Class S	5/9/97	2.26%	6.34%	10.19%	5.63%	1.80%	1.50%
ICON Industrials Fund - Class A	9/30/10	2.03%	6.11%	N/A	8.77%	2.32%	1.75%
ICON Industrials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-3.83%	4.86%	N/A	8.05%	2.32%	1.75%
S&P 1500 Industrials Index		0.78%	9.89%	13.58%	8.33%	N/A	N/A
S&P Composite 1500 Index		3.39%	10.69%	13.21%	8.19%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2019	21

ICON Industrials Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (99.45%)
Aerospace & Defense (30.68%)
Boeing Co.	980	$372,861
Curtiss-Wright Corp.	2,900	375,173
Lockheed Martin Corp.	1,850	721,611
Northrop Grumman Corp.	2,200	824,538
Raytheon Co.	3,250	637,618
Spirit AeroSystems Holdings, Inc., Class A	6,000	493,440
Textron, Inc.	6,400	313,344
		3,738,585
Air Freight & Logistics (6.54%)
FedEx Corp.	900	131,013
Forward Air Corp.	4,600	293,112
United Parcel Service, Inc., Class B	3,100	371,442
		795,567
Building Products (17.49%)
AO Smith Corp.	8,000	381,680
Armstrong World Industries, Inc.	4,000	386,800
Fortune Brands Home & Security, Inc.	7,100	388,370
Masco Corp.	13,000	541,840
PGT Innovations, Inc.(a)	25,000	431,750
		2,130,440
Construction & Engineering (7.53%)
Jacobs Engineering Group, Inc.	4,000	366,000
MasTec, Inc.(a)	8,500	551,905
		917,905
Construction Machinery & Heavy Trucks (5.60%)
Allison Transmission Holdings, Inc.	5,000	235,250
Cummins, Inc.	2,750	447,342
		682,592
Electrical Components & Equipment (3.07%)
Eaton Corp. PLC	4,500	374,175

Industrial Machinery (3.97%)
Altra Industrial Motion Corp.	11,000	304,645
Ingersoll-Rand PLC	1,450	178,655
		483,300
Railroads (16.19%)
Canadian Pacific Railway, Ltd.	2,500	556,150
CSX Corp.	6,850	474,499
Kansas City Southern	4,400	585,244
Union Pacific Corp.	2,200	356,356
		1,972,249
Trading Companies & Distributors (8.38%)
Air Lease Corp.	12,906	539,729
Herc Holdings, Inc.(a)	3,900	181,389
	Shares or Principal Amount	Value
Trading Companies & Distributors (continued)
United Rentals, Inc.(a)	2,400	$299,136
		1,020,254
Total Common Stocks
(Cost $10,224,385)		12,115,067

Total Investments (99.45%)
(Cost $10,224,385)		$12,115,067

Other Assets Less Liabilities (0.55%)		66,942

Net Assets (100.00%)		$12,182,009

(a)	Non-income producing security.

Sector Composition (September 30, 2019)

Industrials	99.45%
99.45%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Aerospace & Defense	30.68%
Building Products	17.49%
Railroads	16.19%
Trading Companies & Distributors	8.38%
Construction & Engineering	7.53%
Air Freight & Logistics	6.54%
Construction Machinery & Heavy Trucks	5.60%
Industrial Machinery	3.97%
Electrical Components & Equipment	3.07%
99.45%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

22	www.iconfunds.com

ICON Information Technology Fund	Management Overview

September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.	The ICON Information Technology Fund (the Fund) Class S returned 5.12% for the fiscal year ended September 30, 2019, lagging its sectorspecific benchmark, the S&P 1500 Information Technology Index, which returned 8.39%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.	During the Fourth quarter of 2018, the Fund returned about -17.66% compared to its benchmark return of about -17.33%. This unusual quarter started off the fiscal year with the Fund trailing its benchmark slightly and both the Fund and the benchmark entered the remaining three quarters of the fiscal year with negative returns to overcome. While both the Fund and its benchmark had positive returns the remaining three quarters of the fiscal year and overcame the negative start, the Fund did not keep pace with its benchmark. From January 1, 2019 through the end of the fiscal year, the industries within the sector with the highest returns in the Information Technology sector were the semiconductor equipment and technology hardware, storage, & peripherals industries.

Q.	How did the Fund’s composition affect performance?
A.

Through the entire fiscal year, the Fund’s holdings in the data processing & outsourced services and systems software industries were the two biggest detractors from the Fund’s performance relative to the benchmark. The data processing & outsourced services industry was slightly overweight in the Fund compared to the benchmark, however the holdings in the Fund returned about half that of the benchmark. The systems software industry was underweight the benchmark by almost a third and this industry had better than average returns, so the underweighting hurt the Fund’s relative performance.

The Fund did benefit from its holdings in the semiconductors industry. The semiconductors industry in the Fund was underweight the benchmark, but the Fund’s holdings returned more than the benchmark resulting in positive relative performance.

Q.	What is your investment outlook for the Information Technology sector?
A.	At the end of fiscal year 2019, the average value to price (V/P) ratio with the Information Technology sector was 1.18, implying stocks within the sector were trading 18% below ICON’s estimate of their intrinsic value. Two of the industries in the Information Technology sector where we see the most value are the semiconductor equipment and technology distributors industries. To start the new fiscal year, the Fund is overweight both industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

Annual Report | September 30, 2019	23

ICON Information Technology Fund	Management Overview

September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Information Technology Fund - Class S	2/19/97	5.12%	15.06%	13.44%	9.58%	1.41%	1.41%
ICON Information Technology Fund - Class A	9/30/10	4.79%	14.71%	N/A	14.13%	2.00%	1.75%
ICON Information Technology Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-1.24%	13.36%	N/A	13.38%	2.00%	1.75%
S&P 1500 Information Technology Index		8.39%	18.00%	16.89%	9.66%	N/A	N/A
NASDAQ Composite Index		0.57%	12.64%	14.40%	8.22%	N/A	N/A
S&P Composite 1500 Index		3.39%	10.69%	13.21%	8.18%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

24	www.iconfunds.com

ICON Information Technology Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (99.89%)
Aerospace & Defense (4.56%)
Lockheed Martin Corp.	4,300	$1,677,258
Northrop Grumman Corp.	2,300	862,017
		2,539,275
Application Software (7.89%)
Adobe, Inc.(a)	10,100	2,790,125
CDK Global, Inc.	11,700	562,653
Globant SA(a)	11,400	1,044,012
		4,396,790
Communications Equipment (2.79%)
Cisco Systems, Inc.	31,500	1,556,415

Data Processing & Outsourced Services (27.85%)
Alliance Data Systems Corp.	8,300	1,063,479
Automatic Data Processing, Inc.	12,700	2,050,034
Euronet Worldwide, Inc.(a)	13,700	2,004,310
Genpact, Ltd.	16,100	623,875
Global Payments, Inc.	24,693	3,926,238
Mastercard, Inc., Class A	9,500	2,579,915
Visa, Inc., Class A	18,980	3,264,750
		15,512,601
Electrical Components & Equipment (3.67%)
Eaton Corp. PLC	12,300	1,022,745
Hubbell, Inc.	7,800	1,024,920
		2,047,665
Electronic Components (3.87%)
II-VI, Inc.(a)(b)	61,200	2,154,852

Electronic Manufacturing Services (2.39%)
TE Connectivity, Ltd.	14,300	1,332,474

Internet & Direct Marketing Retail (3.43%)
Amazon.com, Inc.(a)	1,100	1,909,501

IT Consulting & Other Services (12.48%)
Booz Allen Hamilton Holding Corp.	33,500	2,379,170
Cognizant Technology Solutions Corp., Class A	18,700	1,126,955
EPAM Systems, Inc.(a)	7,600	1,385,632
Perficient, Inc.(a)	53,500	2,064,030
		6,955,787
Semiconductor Equipment (0.72%)
Applied Materials, Inc.	8,100	404,190

Semiconductors (6.79%)
Diodes, Inc.(a)	14,600	586,190
Intel Corp.	18,400	948,152
NXP Semiconductors NV	10,800	1,178,496
Skyworks Solutions, Inc.	13,600	1,077,800
		3,790,638
Systems Software (12.46%)
Microsoft Corp.	44,100	6,131,223
	Shares or Principal Amount	Value
Systems Software (continued)
ServiceNow, Inc.(a)	3,200	$812,320
		6,943,543
Technology Distributors (2.61%)
SYNNEX Corp.	12,900	1,456,410

Technology Hardware, Storage & Peripherals (8.38%)
Apple, Inc.	18,600	4,165,842
Super Micro Computer, Inc.(a)	26,100	501,120
		4,666,962
Total Common Stocks
(Cost $44,080,950)		55,667,103

Total Investments (99.89%)
(Cost $44,080,950)		$55,667,103

Other Assets Less Liabilities (0.11%)		58,829

Net Assets (100.00%)		$55,725,932

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2019.

Sector Composition (September 30, 2019)

Information Technology	88.23%
Industrials	8.23%
Consumer Discretionary	3.43%
99.89%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	25

ICON Information Technology Fund	Schedule of Investments

September 30, 2019

Industry Composition (September 30, 2019)

Data Processing & Outsourced Services	27.85%
IT Consulting & Other Services	12.48%
Systems Software	12.46%
Technology Hardware, Storage & Peripherals	8.38%
Application Software	7.89%
Semiconductors	6.79%
Aerospace & Defense	4.56%
Electronic Components	3.87%
Electrical Components & Equipment	3.67%
Internet & Direct Marketing Retail	3.43%
Communications Equipment	2.79%
Technology Distributors	2.61%
Electronic Manufacturing Services	2.39%
Semiconductor Equipment	0.72%
99.89%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

26	www.iconfunds.com

ICON Natural Resources Fund	Management Overview

September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.	The ICON Natural Resources Fund (the Fund) Class S returned -7.69% for the fiscal year ended September 30, 2019, while its benchmark, the S&P 1500 Index returned 3.39%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

The S&P 1500 (the benchmark) includes all 11 GICS sectors; whereas, the Fund primarily focuses on the Energy, Materials and Industrials sectors. During the fiscal year the best performing sectors in the overall market were Utilities, Real Estate, and Consumer Staples. The worst performing sector was Energy. By design, the Fund’s average weight in the Energy sector during the time period was 57%. The Fund’s heavy tilt towards the Energy sector compared to the benchmark’s more diversified composition was the primary factor behind relative performance during a year that saw the Energy sector as the worst performing sector.

During the unusual fourth quarter of 2018, the Fund returned about -19.18% versus the benchmark return of about -13.97%. As stated above, the Fund’s exposure to Energy and Materials during this unusual period were the primary factors behind relative performance. The Fund’s Energy holdings were down about 19.38% and the Materials holdings were down about 19.54%. During this period, one industry stood out as a significant detractor from performance, the oil & gas exploration & production industry, which accounted for about 27.29% of the portfolio and returned about -35.33% during the period.

Q.	How did the Fund’s composition affect performance?
A.

As noted above, and in broad terms, the Fund was hurt by overweighting the Energy sector. The Fund was also overweight the Materials sector relative to its broad market benchmark, which detracted from performance. The Fund’s Industrials holdings contributed positively to performance.

Drilling down beyond the sector level, the Fund’s holdings that contributed the most to Fund performance during the fiscal year 2018 included an overweight position in the aerospace & defense industry within the Industrial sector. The construction materials industry in the Materials sector also had a positive impact on performance.

On the flip side, during the fiscal year, the Fund’s overweight positions in the oil & exploration & production industry and in the paper products industry were two of the larger detractors from performance.

Q.	What is your investment outlook for Natural Resources?
A.	While the downturn in the Energy sector over the past several years has resulted in our valuation system indicating some bargains exist in the sector looking ahead at the next fiscal year, at ICON we also consider the relative strength of sectors, industries, and companies. At the beginning of the new fiscal year, our V/P ratio for the Energy sector was 1.21 vs. 1.18 for the entire domestic market; however, the relative strength for the Energy sector is 0.84. Relative strength (RS) is indicative of a sector or industry’s recent performance compared to the entire market. If RS for a sector is below 1.00, that would indicate that the sector is not a part of the current market theme. At ICON we like sectors and industries to not only have value, but to also be part of a market theme. The Energy sector has been the lowest returning sector in the recent past; which helps give the sector value, but hurts its relative strength. Within the sector the oil & gas refining & marketing industry has V/P and RS above 1.00 to begin the fiscal year. There are also individual companies within other industries like oil & gas exploration & production that have value and relative strength according to our system. Our outlook for the sector sees a lot of value, but low relative strength suggests that it may take a long time to build the momentum to realize that value. The Materials sector has a V/P of 1.14, but also has below average relative strength. At the beginning of the fiscal year, we have overweight positions in paper products, paper packaging, diversified chemicals, and steel industries. We would expect these industries to realize their value at some point throughout the fiscal year. At ICON we will continue to hold companies and industries within the sector with good V/P and will continue to seek out companies and industries with strong relative strength where possible. Our outlook for the sectors within Natural Resources sees a lot of value, but low relative strength suggests that it may take a long time to build the momentum to realize that value.

Annual Report | September 30, 2019	27

ICON Natural Resources Fund	Management Overview

September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Natural Resources Fund - Class S	5/5/97	-7.69%**	2.18%	7.03%	4.64%	1.58%	1.50%
ICON Natural Resources Fund - Class C	9/30/10	-8.57%	1.16%	N/A	5.20%	2.79%	2.50%
ICON Natural Resources Fund - Class A	9/30/10	-7.92%	1.92%	N/A	5.98%	1.86%	1.75%
ICON Natural Resources Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-13.21%	0.72%	N/A	5.29%	1.86%	1.75%
S&P Composite 1500 Index		3.39%	10.69%	13.21%	8.16%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

**	Excludes adjustments in accordance with the accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended September 30, 2019 may differ from the net asset value for financial reporting purposes.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s name changed effective January 22, 2016 and the investment strategy changed effective August 18, 2016. The Fund’s past performance would have been different if the current strategy had been in effect. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

28	www.iconfunds.com

ICON Natural Resources Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (99.36%)
Aerospace & Defense (10.09%)
Boeing Co.	2,500	$951,175
Lockheed Martin Corp.	3,900	1,521,234
Northrop Grumman Corp.	4,900	1,836,471
Raytheon Co.	8,400	1,647,996
		5,956,876
Building Products (8.12%)
Armstrong World Industries, Inc.	23,800	2,301,460
Masco Corp.	59,800	2,492,464
		4,793,924
Commodity Chemicals (3.57%)
Koppers Holdings, Inc.(a)	72,171	2,108,115

Construction & Engineering (6.96%)
EMCOR Group, Inc.	12,700	1,093,724
MasTec, Inc.(a)	46,395	3,012,428
		4,106,152
Construction Materials (8.95%)
Eagle Materials, Inc.	26,100	2,349,261
Martin Marietta Materials, Inc.	10,700	2,932,870
		5,282,131
Diversified Chemicals (6.22%)
Eastman Chemical Co.	22,400	1,653,792
Huntsman Corp.	86,700	2,016,642
		3,670,434
Industrial Machinery (5.89%)
Ingersoll-Rand PLC	17,600	2,168,496
Mueller Water Products, Inc., Class A	115,900	1,302,716
		3,471,212
Integrated Oil & Gas (2.96%)
Chevron Corp.	14,700	1,743,420

Oil & Gas Exploration & Production (8.55%)
Diamondback Energy, Inc.	12,700	1,141,857
EOG Resources, Inc.	31,000	2,300,820
Parsley Energy, Inc., Class A	30,900	519,120
Pioneer Natural Resources Co.	8,600	1,081,622
		5,043,419
Oil & Gas Refining & Marketing (3.19%)
Marathon Petroleum Corp.	31,000	1,883,250

Paper Packaging (14.21%)
Avery Dennison Corp.	21,800	2,475,826
DS Smith PLC	123,000	544,641
International Paper Co.	44,000	1,840,080
Packaging Corp. of America	16,600	1,761,260
Sealed Air Corp.	42,300	1,755,873
		8,377,680
Paper Products (3.46%)
Mercer International, Inc.	121,300	1,521,102
Mondi PLC	27,000	516,977
		2,038,079
	Shares or Principal Amount	Value
Railroads (6.35%)
CSX Corp.	22,100	$1,530,867
Union Pacific Corp.	13,700	2,219,126
		3,749,993
Specialty Chemicals (10.84%)
RPM International, Inc.	28,200	1,940,442
Sherwin-Williams Co.	4,200	2,309,454
WR Grace & Co.	32,200	2,149,672
		6,399,568
Total Common Stocks
(Cost $58,315,312)		58,624,253

Total Investments (99.36%)
(Cost $58,315,312)		$58,624,253

Other Assets Less Liabilities (0.64%)		379,245

Net Assets (100.00%)		$59,003,498

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	29

ICON Natural Resources Fund	Schedule of Investments

September 30, 2019

Country Composition(September 30, 2019)

United States	94.98%
Canada	2.58%
United Kingdom	1.80%
99.36%

Percentages are based upon common stocks as a percentage of net assets.

Sector Composition (September 30, 2019)

Materials	47.25%
Industrials	37.41%
Energy	14.70%
99.36%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Paper Packaging	14.21%
Specialty Chemicals	10.84%
Aerospace & Defense	10.09%
Construction Materials	8.95%
Oil & Gas Exploration & Production	8.55%
Building Products	8.12%
Construction & Engineering	6.96%
Railroads	6.35%
Diversified Chemicals	6.22%
Industrial Machinery	5.89%
Commodity Chemicals	3.57%
Paper Products	3.46%
Oil & Gas Refining & Marketing	3.19%
Integrated Oil & Gas	2.96%
99.36%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

30	www.iconfunds.com

ICON Utilities Fund	Management Overview

September 30, 2019 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.	The ICON Utilities Fund (the Fund) Class S returned 19.76% for the fiscal year ended September 30, 2019, while its benchmark, the S&P 1500 Utilities Index, returned 25.79%. Total returns for other periods and additional Class shares as of September 30, 2019, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.	The Utilities sector was the highest returning sector for 2019. Markets began the fiscal year with sharp declines during the fourth quarter of 2018 over continued trade war concerns and overall declining global growth. Despite the drop in the overall market, the S&P 1500 Utilities Index was the only S&P sector index to produce positive returns during the fourth quarter 2018, and it remained one of the leading sectors throughout the remaining first three quarters of 2019. The Fund’s underperformance relative to its benchmark came primarily from holdings in Utilities-related equities within the Energy sector. The roughly 5% portfolio weight in Energy sector securities throughout the year accounted for a large portion of underperformance relative to the benchmark. Within the Utilities sector, water utilities was the highest returning industry. Although the Fund was overweight in this industry relative to its benchmark, stock selection became a detractor from performance. The Fund did not hold the industry’s highest performing stock while it did hold a large position in its lowest performer.

Q.	How did the Fund’s composition affect performance?
A.

The three biggest contributors to Fund performance were NextEra Energy, Xcel Energy, and Sempra Energy. These firms are all from either the electric utilities or multi-utilities industries.

The three stocks that detracted the most from Fund performance were National Fuel Gas Company, EOG Resources, and Total SA. National Fuel Gas Company saw shares steadily decline during the second half of the year after disappointing revenues reports. The latter two companies are in the Energy sector, which severely lagged the broad market.

Q.	What is your investment outlook for the overall market?
A.	As of September 30, 2019, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.10 for the Utilities sector. In other words, we believe stock prices, on average, are below our estimate of fair value. With the Utilities sector showing value and ranking at the top amongst all the sectors in terms of relative strength, we expect the upward momentum to continue. The Fund is positioned going into the next fiscal year with its largest weighting in the multi-utilities and electric utilities industries. Both industries have valuations above the Utilities sector average that we expect to continue to appreciate towards fair value throughout the next year.

Annual Report | September 30, 2019	31

ICON Utilities Fund	Management Overview

September 30, 2019 (Unaudited)

Average Annual Total Return (as of September 30, 2019)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Utilities Fund - Class S	7/9/97	19.76%	11.86%	11.35%	8.82%	1.60%	1.22%
ICON Utilities Fund - Class A	9/30/10	19.47%	11.56%	N/A	11.06%	1.73%	1.47%
ICON Utilities Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	12.61%	10.24%	N/A	10.32%	1.73%	1.47%
S&P 1500 Utilities Index		25.79%	13.20%	12.92%	9.07%	N/A	N/A
S&P Composite 1500 Index		3.39%	10.69%	13.21%	7.77%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2019)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

32	www.iconfunds.com

ICON Utilities Fund	Schedule of Investments

September 30, 2019

	Shares or Principal Amount	Value
Common Stocks (99.46%)
Electric Utilities (39.01%)
American Electric Power Co., Inc.	21,400	$2,004,966
Duke Energy Corp.	25,800	2,473,188
Edison International	35,000	2,639,700
Evergy, Inc.	35,500	2,362,880
NextEra Energy, Inc.	10,600	2,469,694
OGE Energy Corp.	45,600	2,069,328
Pinnacle West Capital Corp.	20,500	1,989,935
PPL Corp.	61,300	1,930,337
Xcel Energy, Inc.	36,500	2,368,485
		20,308,513
Electrical Components & Equipment (9.07%)
Eaton Corp. PLC	22,000	1,829,300
Emerson Electric Co.	20,300	1,357,258
Hubbell, Inc.	11,700	1,537,380
		4,723,938
Independent Power Producers & Energy Traders (1.24%)
AES Corp.	39,500	645,430

Integrated Oil & Gas (1.28%)
Chevron Corp.	3,500	415,100
Exxon Mobil Corp.	3,500	247,135
		662,235
Integrated Telecommunication Services (1.12%)
BCE, Inc.	12,000	580,920

Multi-Utilities (40.99%)
Ameren Corp.	25,900	2,073,295
Black Hills Corp.	15,600	1,196,988
CenterPoint Energy, Inc.	80,300	2,423,454
Consolidated Edison, Inc.	24,600	2,323,962
Dominion Energy, Inc.	28,100	2,277,224
DTE Energy Co.	17,300	2,300,208
MDU Resources Group, Inc.	85,000	2,396,150
NiSource, Inc.	56,700	1,696,464
Public Service Enterprise Group, Inc.	33,600	2,085,888
Sempra Energy	17,400	2,568,414
		21,342,047
Oil & Gas Exploration & Production (0.62%)
Cimarex Energy Co.	6,700	321,198

Railroads (1.46%)
Union Pacific Corp.	4,700	761,306

Water Utilities (4.67%)
American Water Works Co., Inc.	11,300	1,403,799
Consolidated Water Co., Ltd.	62,205	1,025,760
		2,429,559
Total Common Stocks
(Cost $45,187,161)		51,775,146

Value
Total Investments (99.46%)
(Cost $45,187,161)	$51,775,146

Other Assets Less Liabilities (0.54%)	282,688

Net Assets (100.00%)	$52,057,834

Sector Composition (September 30, 2019)

Utilities	85.91%
Industrials	10.53%
Energy	1.90%
Communication Services	1.12%
99.46%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2019)

Multi-Utilities	40.99%
Electric Utilities	39.01%
Electrical Components & Equipment	9.07%
Water Utilities	4.67%
Railroads	1.46%
Integrated Oil & Gas	1.28%
Independent Power Producers & Energy Traders	1.24%
Integrated Telecommunication Services	1.12%
Oil & Gas Exploration & Production	0.62%
99.46%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	33

ICON Sector Funds	Statements of Assets and Liabilities

September 30, 2019

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Assets
Investments, at cost	$18,514,587	$11,809,491	$111,820,541
Investments, at value(a)	20,008,917	11,905,578	101,654,094
Cash and cash equivalents	—	43,045	192,856
Receivables:
Investments sold	406,654	—	—
Fund shares sold	14,045	108,139	27,777
Expense reimbursements due from Adviser	2,124	18,519	24,064
Interest	12	15	44
Dividends	13,715	27,905	85,184
Foreign tax reclaims	—	—	48,046
Other assets	3,733	4,565	7,384
Total assets	20,449,200	12,107,766	102,039,449

Liabilities
Payables:
Payable for collateral received on securities loaned	—	748,025	255,037
Payable due to custodian	2,191	—	—
Investments purchased	291,844	—	—
Fund shares redeemed	4,966	—	419,614
Advisory fees	16,690	9,167	84,802
Transfer agent fees	18,584	11,449	166,813
Fund accounting fees	2,842	2,001	9,587
Accrued distribution fees	141	279	3,381
Trustee fees and expenses	678	384	3,475
Administration fees	834	458	4,240
Accrued expenses	25,801	25,036	50,607
Total liabilities	364,571	796,799	997,556
Net Assets - all share classes	$20,084,629	$11,310,967	$101,041,893
Net Assets - Class S	$19,401,324	$9,970,000	$94,594,236
Net Assets - Class C	$—	$—	$3,258,553
Net Assets - Class A	$683,305	$1,340,967	$3,189,104

Net Assets Consists of
Paid-in capital	$20,794,843	$11,720,259	$307,405,972
Total distributable earnings	(710,214)	(409,292)	(206,364,079)
Net Assets	$20,084,629	$11,310,967	$101,041,893

Shares outstanding (unlimited shares authorized, no par value)
Class S	1,489,140	1,472,484	10,185,424
Class C	—	—	374,619
Class A	55,314	199,097	347,002
Net asset value (offering and redemption price per share)
Class S	$13.03	$6.77	$9.29
Class C	$—	$—	$8.70
Class A	$12.35	$6.74	$9.19
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$13.11	$7.15	$9.75

(a) Includes securities on loan of	$—	$2,478,090	$3,704,650

The accompanying notes are an integral part of the financial statements.

34	www.iconfunds.com

ICON Sector Funds	Statements of Assets and Liabilities

September 30, 2019

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Assets
Investments, at cost	$29,564,126	$54,692,864	$10,224,385
Investments, at value(a)	36,079,639	56,925,254	12,115,067
Cash and cash equivalents	31,518	386,208	75,947
Receivables:
Fund shares sold	18,551	4,751	11,668
Expense reimbursements due from Adviser	5,345	4,085	19,241
Interest	12	46	5
Dividends	25,926	36,339	7,896
Foreign tax reclaims	—	3,493	—
Other assets	5,102	4,995	4,762
Total assets	36,166,093	57,365,171	12,234,586

Liabilities
Payables:
Fund shares redeemed	7,379	203,369	1,311
Advisory fees	29,870	48,346	10,033
Transfer agent fees	28,061	53,654	13,734
Fund accounting fees	4,163	6,178	2,013
Accrued distribution fees	303	362	141
Trustee fees and expenses	1,241	2,089	404
Administration fees	1,494	2,417	502
Accrued expenses	28,482	33,900	24,439
Total liabilities	100,993	350,315	52,577
Net Assets - all share classes	$36,065,100	$57,014,856	$12,182,009
Net Assets - Class S	$34,578,367	$55,282,959	$11,522,922
Net Assets - Class A	$1,486,733	$1,731,897	$659,087

Net Assets Consists of
Paid-in capital	$29,294,028	$55,292,149	$10,819,757
Total distributable earnings	6,771,072	1,722,707	1,362,252
Net Assets	$36,065,100	$57,014,856	$12,182,009

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,216,179	3,565,188	726,960
Class A	138,382	117,594	42,309
Net asset value (offering and redemption price per share)
Class S	$10.75	$15.51	$15.85
Class A	$10.74	$14.73	$15.58
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$11.40	$15.63	$16.53

(a) Includes securities on loan of	$729,818	$46,448	$—

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	35

ICON Sector Funds	Statements of Assets and Liabilities

September 30, 2019

	ICON Information Technology Fund	ICON Natural Resources Fund	ICON Utilities Fund
Assets
Investments, at cost	$44,080,950	$58,315,312	$45,187,161
Investments, at value(a)	55,667,103	58,624,253	51,775,146
Cash and cash equivalents	143,741	513,287	643,170
Receivables:
Fund shares sold	21,289	26,146	103,700
Expense reimbursements due from Adviser	3,607	28,279	43,605
Interest	37	179	165
Dividends	13,476	47,465	123,291
Foreign tax reclaims	—	13,489	4,983
Other assets	6,282	8,074	5,681
Total assets	55,855,535	59,261,172	52,699,741

Liabilities
Payables:
Distributions due to shareholders	—	—	13,357
Investments purchased	—	—	461,340
Fund shares redeemed	3,362	61,815	47,119
Advisory fees	46,345	47,424	41,559
Transfer agent fees	36,914	74,986	36,456
Fund accounting fees	5,946	9,085	5,224
Accrued distribution fees	302	1,298	1,222
Trustee fees and expenses	1,928	1,901	1,613
Administration fees	2,317	2,372	2,078
Accrued expenses	32,489	58,793	31,939
Total liabilities	129,603	257,674	641,907
Net Assets - all share classes	$55,725,932	$59,003,498	$52,057,834
Net Assets - Class S	$54,262,728	$55,352,646	$46,005,812
Net Assets - Class C	$—	$917,360	$—
Net Assets - Class A	$1,463,204	$2,733,492	$6,052,022

Net Assets Consists of
Paid-in capital	$41,859,210	$63,174,432	$43,987,488
Total distributable earnings	13,866,722	(4,170,934)	8,070,346
Net Assets	$55,725,932	$59,003,498	$52,057,834

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,510,540	4,430,382	4,486,665
Class C	—	77,895	—
Class A	99,260	221,082	601,172
Net asset value (offering and redemption price per share)
Class S	$15.46	$12.49	$10.25
Class C	$—	$11.78	$—
Class A	$14.74	$12.36	$10.07
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$15.64	$13.12	$10.68

(a) Includes securities on loan of	$897,151	$—	$—

The accompanying notes are an integral part of the financial statements.

36	www.iconfunds.com

ICON Sector Funds	Statements of Operations

Year Ended September 30, 2019

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Investment Income
Dividends	$258,943	$204,438	$3,141,253
Foreign taxes withheld	—	(1,402)	(5,759)
Income from securities lending, net	1,391	1,750	19,034
Total investment income	260,334	204,786	3,154,528

Expenses
Advisory fees	211,546	86,943	1,264,333
Administration fees	10,576	4,347	63,208
Transfer agent fees	53,953	39,038	443,764
Distribution fees:
Class C	—	—	37,791
Class A	1,602	4,432	10,348
Registration fees	24,321	23,875	42,642
Audit and tax service expense	16,000	16,000	20,000
Fund accounting fees	12,526	6,102	61,902
Trustee fees and expenses	6,968	2,730	42,857
Insurance expense	2,552	644	19,032
Custody fees	4,757	5,468	6,024
Printing fees	9,693	5,311	42,126
Interest expense	115	1,220	2,825
Other expenses	13,901	8,795	61,950
Total expenses before expense reimbursement	368,510	204,905	2,118,802
Expense reimbursement by Adviser due to expense limitation agreement	(6,302)	(68,895)	(176,080)
Net Expenses	362,208	136,010	1,942,722
Net Investment Income/(Loss)	(101,874)	68,776	1,211,806

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments, options and foreign currency translations	(1,732,286)	5,200	(21,238,302)
	(1,732,286)	5,200	(21,238,302)
Change in unrealized net appreciation/(depreciation) on:
Investments, options and foreign currency	1,143,109	123,534	(27,840,873)
	1,143,109	123,534	(27,840,873)
Net realized and unrealized gain/(loss)	(589,177)	128,734	(49,079,175)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(691,051)	$197,510	$(47,867,369)

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	37

ICON Sector Funds	Statements of Operations

Year Ended September 30, 2019

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Investment Income
Dividends	$866,194	$705,371	$245,479
Foreign taxes withheld	—	—	(3,542)
Income from securities lending, net	534	18,799	621
Total investment income	866,728	724,170	242,558

Expenses
Advisory fees	375,349	692,831	124,722
Administration fees	18,766	34,642	6,236
Transfer agent fees	74,385	155,406	41,614
Distribution fees:
Class A	3,590	5,714	3,504
Registration fees	25,596	26,490	24,020
Audit and tax service expense	16,000	16,000	16,000
Fund accounting fees	20,117	35,323	7,587
Trustee fees and expenses	12,442	22,940	4,093
Insurance expense	5,038	8,281	1,315
Custody fees	3,742	4,431	3,451
Printing fees	12,300	20,137	8,419
Interest expense	1,283	1,136	515
Other expenses	21,034	34,450	10,305
Total expenses before expense reimbursement	589,642	1,057,781	251,781
Expense reimbursement by Adviser due to expense limitation agreement	(22,242)	(12,643)	(60,705)
Net Expenses	567,400	1,045,138	191,076
Net Investment Income/(Loss)	299,328	(320,968)	51,482

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	37,433	35,809	(577,245)
	37,433	35,809	(577,245)

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(1,312,468)	(12,317,222)	748,502
	(1,312,468)	(12,317,222)	748,502
Net realized and unrealized gain/(loss)	(1,275,035)	(12,281,413)	171,257
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(975,707)	$(12,602,381)	$222,739

The accompanying notes are an integral part of the financial statements.

38	www.iconfunds.com

ICON Sector Funds	Statements of Operations

Year Ended September 30, 2019

	ICON Information Technology Fund	ICON Natural Resources Fund	ICON Utilities Fund
Investment Income
Dividends	$690,282	$2,012,343	$1,716,222
Foreign taxes withheld	(1,256)	(142,722)	(10,480)
Income from securities lending, net	1,918	7,082	1,453
Total investment income	690,944	1,876,703	1,707,195

Expenses
Advisory fees	558,766	620,123	430,851
Administration fees	27,937	31,004	21,545
Transfer agent fees	104,646	197,926	100,035
Distribution fees:
Class C	—	9,818	—
Class A	4,097	7,583	14,791
Registration fees	27,896	35,462	26,909
Audit and tax service expense	16,000	16,000	16,000
Fund accounting fees	29,041	37,414	22,952
Trustee fees and expenses	18,287	20,528	13,491
Insurance expense	6,944	8,586	3,850
Custody fees	4,846	41,588	5,101
Printing fees	15,277	24,229	11,766
Interest expense	380	2,476	1,678
Other expenses	28,716	32,796	22,395
Total expenses before expense reimbursement	842,833	1,085,533	691,364
Expense reimbursement by Adviser due to expense limitation agreement	(8,958)	(137,022)	(148,743)
Net Expenses	833,875	948,511	542,621
Net Investment Income/(Loss)	(142,931)	928,192	1,164,574

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	2,451,694	(5,401,806)	1,720,446
	2,451,694	(5,401,806)	1,720,446

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(70,871)	(2,827,298)	4,843,813
	(70,871)	(2,827,298)	4,843,813
Net realized and unrealized gain/(loss)	2,380,823	(8,229,104)	6,564,259
Net Increase/(Decrease) in Net Assets Resulting From Operations	$2,237,892	$(7,300,912)	$7,728,833

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	39

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income/(loss)	$(101,874)	$(114,346)	$68,776	$102,349
Net realized gain/(loss)	(1,732,286)	(258,587)	5,200	(206,426)
Change in net unrealized appreciation/(depreciation)	1,143,109	284,117	123,534	72,655
Net increase/(decrease) in net assets resulting from operations	(691,051)	(88,816)	197,510	(31,422)

Total Dividends and Distributions to Shareholders
Class S	—	(897,131)	(84,696)	(822,922)
Class A	—	(49,825)	(17,641)	(332,699)
Net decrease from dividends and distributions	—	(946,956)	(102,337)	(1,155,621)

Fund Share Transactions
Shares sold
Class S	3,342,892	6,793,747	11,093,056	3,369,557
Class A	217,420	917,651	4,123,833	1,568,876
Reinvested dividends and distributions
Class S	—	890,044	82,330	813,554
Class A	—	45,382	15,874	281,512
Shares repurchased
Class S	(6,044,347)	(8,520,523)	(6,459,945)	(22,117,864)
Class A	(989,740)	(880,930)	(4,652,196)	(3,258,317)
Net increase/(decrease) from fund share transactions	(3,473,775)	(754,629)	4,202,952	(19,342,682)

Total net increase/(decrease) in net assets	(4,164,826)	(1,790,401)	4,298,125	(20,529,725)

Net Assets
Beginning of year	24,249,455	26,039,856	7,012,842	27,542,567
End of year	$20,084,629	$24,249,455	$11,310,967	$7,012,842

Transactions in Fund Shares
Shares sold
Class S	271,725	507,945	1,673,883	473,310
Class A	18,007	72,430	661,136	239,901
Issued to shareholders in reinvestment of distributions
Class S	—	62,767	13,344	117,058
Class A	—	3,357	2,581	40,681
Shares repurchased
Class S	(466,767)	(645,396)	(1,006,735)	(3,036,610)
Class A	(78,993)	(69,802)	(727,531)	(487,184)
Net increase/(decrease)	(256,028)	(68,699)	616,678	(2,652,844)
Shares outstanding, beginning of year	1,800,482	1,869,181	1,054,903	3,707,747
Shares outstanding, end of year	1,544,454	1,800,482	1,671,581	1,054,903

The accompanying notes are an integral part of the financial statements.

40	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Energy Fund		ICON Financial Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income/(loss)	$1,211,806	$499,299	$299,328	$183,321
Net realized gain/(loss)	(21,238,302)	(2,764,994)	37,433	3,379,014
Change in net unrealized appreciation/(depreciation)	(27,840,873)	11,093,473	(1,312,468)	849,313
Net increase/(decrease) in net assets resulting from operations	(47,867,369)	8,827,778	(975,707)	4,411,648

Total Dividends and Distributions to Shareholders
Class S	(35,230)	(3,237,108)	(236,071)	(92,213)
Class C	(376)	(89,725)	—	—
Class A	(1,147)	(119,376)	(8,439)	(2,629)
Return of capital
Class S	(465,071)	—	—	—
Class C	(4,960)	—	—	—
Class A	(15,148)	—	—	—
Net decrease from dividends and distributions	(521,932)	(3,446,209)	(244,510)	(94,842)

Fund Share Transactions
Shares sold
Class S	8,993,666	18,098,615	4,334,883	10,035,038
Class C	681,491	241,401	—	—
Class A	968,596	1,463,565	343,890	813,466
Reinvested dividends and distributions
Class S	484,438	3,129,585	230,086	90,005
Class C	4,627	77,225	—	—
Class A	11,327	82,657	7,617	2,397
Shares repurchased, net of redemption fees
Class S	(39,238,599)	(79,304,224)	(12,300,293)	(9,788,249)
Class C	(999,281)	(2,796,501)	—	—
Class A	(2,470,141)	(4,731,193)	(342,882)	(1,648,620)
Net decrease from fund share transactions	(31,563,876)	(63,738,870)	(7,726,699)	(495,963)

Total net increase/(decrease) in net assets	(79,953,177)	(58,357,301)	(8,946,916)	3,820,843

Net Assets
Beginning of year	180,995,070	239,352,371	45,012,016	41,191,173
End of year	$101,041,893	$180,995,070	$36,065,100	$45,012,016

Transactions in Fund Shares
Shares sold
Class S	883,317	1,437,533	429,351	938,255
Class C	74,694	20,373	—	—
Class A	96,780	120,172	33,708	73,446
Issued to shareholders in reinvestment of distributions
Class S	51,923	251,574	26,477	8,357
Class C	526	6,534	—	—
Class A	1,225	6,692	876	222
Shares repurchased
Class S	(3,855,520)	(6,360,889)	(1,205,530)	(906,394)
Class C	(105,178)	(237,781)	—	—
Class A	(249,157)	(377,099)	(33,917)	(148,209)
Net decrease	(3,101,390)	(5,132,891)	(749,035)	(34,323)
Shares outstanding, beginning of year	14,008,435	19,141,326	4,103,596	4,137,919
Shares outstanding, end of year	10,907,045	14,008,435	3,354,561	4,103,596

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	41

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Healthcare Fund		ICON Industrials Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income/(loss)	$(320,968)	$(474,043)	$51,482	$(3,465)
Net realized gain/(loss)	35,809	5,271,578	(577,245)	787,164
Change in net unrealized appreciation/(depreciation)	(12,317,222)	8,892,330	748,502	(394,652)
Net increase/(decrease) in net assets resulting from operations	(12,602,381)	13,689,865	222,739	389,047

Total Dividends and Distributions to Shareholders
Class S	(4,850,318)	(1,986,285)	—	—
Class A	(171,738)	(90,235)	—	—
Net decrease from dividends and distributions	(5,022,056)	(2,076,520)	—	—

Fund Share Transactions
Shares sold
Class S	7,285,222	8,386,003	2,983,468	4,277,404
Class A	157,606	246,905	1,590,693	166,793
Reinvested dividends and distributions
Class S	4,678,462	1,910,895	—	—
Class A	153,187	81,620	—	—
Shares repurchased
Class S	(18,614,974)	(25,718,143)	(3,436,664)	(8,470,654)
Class A	(809,216)	(1,954,040)	(1,948,245)	(1,480,104)
Net decrease from fund share transactions	(7,149,713)	(17,046,760)	(810,748)	(5,506,561)

Total net decrease in net assets	(24,774,150)	(5,433,415)	(588,009)	(5,117,514)

Net Assets
Beginning of year	81,789,006	87,222,421	12,770,018	17,887,532
End of year	$57,014,856	$81,789,006	$12,182,009	$12,770,018

Transactions in Fund Shares
Shares sold
Class S	401,962	473,772	216,530	281,772
Class A	9,765	14,777	104,331	11,365
Issued to shareholders in reinvestment of distributions
Class S	298,181	116,647	—	—
Class A	10,260	5,202	—	—
Shares repurchased
Class S	(1,117,915)	(1,511,240)	(238,692)	(566,523)
Class A	(50,966)	(116,334)	(137,727)	(98,337)
Net decrease	(448,713)	(1,017,176)	(55,558)	(371,723)
Shares outstanding, beginning of year	4,131,495	5,148,671	824,827	1,196,550
Shares outstanding, end of year	3,682,782	4,131,495	769,269	824,827

The accompanying notes are an integral part of the financial statements.

42	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Information Technology Fund		ICON Natural Resources Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income/(loss)	$(142,931)	$(411,753)	$928,192	$1,608,237
Net realized gain/(loss)	2,451,694	8,085,910	(5,401,806)	9,330,986
Change in net unrealized appreciation/(depreciation)	(70,871)	166,298	(2,827,298)	(4,314,715)
Net increase/(decrease) in net assets resulting from operations	2,237,892	7,840,455	(7,300,912)	6,624,508

Total Dividends and Distributions to Shareholders
Class S	(7,045,061)	(13,288,826)	(10,265,181)	(926,150)
Class C	—	—	(184,114)	(20,983)
Class A	(238,720)	(488,662)	(489,958)	(64,170)
Net decrease from dividends and distributions	(7,283,781)	(13,777,488)	(10,939,253)	(1,011,303)

Fund Share Transactions
Shares sold
Class S	2,706,351	8,513,236	13,570,652	29,189,297
Class C	—	—	531,929	358,860
Class A	285,579	471,172	639,333	2,692,213
Reinvested dividends and distributions
Class S	6,871,071	12,849,470	9,920,274	896,662
Class C	—	—	167,425	19,514
Class A	207,711	431,663	452,538	54,020
Shares repurchased
Class S	(11,955,339)	(25,411,771)	(28,012,211)	(27,779,331)
Class C	—	—	(669,089)	(1,053,050)
Class A	(918,104)	(1,426,575)	(1,680,312)	(4,497,790)
Net decrease from fund share transactions	(2,802,731)	(4,572,805)	(5,079,461)	(119,605)

Total net increase/(decrease) in net assets	(7,848,620)	(10,509,838)	(23,319,626)	5,493,600

Net Assets
Beginning of year	63,574,552	74,084,390	82,323,124	76,829,524
End of year	$55,725,932	$63,574,552	$59,003,498	$82,323,124

Transactions in Fund Shares
Shares sold
Class S	187,406	490,644	1,082,418	1,826,509
Class C	—	—	45,808	23,436
Class A	19,663	27,989	47,089	168,035
Issued to shareholders in reinvestment of distributions
Class S	567,857	798,104	915,154	57,149
Class C	—	—	16,255	1,304
Class A	17,953	27,778	42,097	3,481
Shares repurchased
Class S	(820,983)	(1,434,351)	(2,241,524)	(1,740,876)
Class C	—	—	(59,755)	(69,003)
Class A	(65,328)	(81,689)	(128,484)	(282,127)
Net decrease	(93,432)	(171,525)	(280,942)	(12,092)
Shares outstanding, beginning of year	3,703,232	3,874,757	5,010,301	5,022,393
Shares outstanding, end of year	3,609,800	3,703,232	4,729,359	5,010,301

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	43

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Utilities Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income/(loss)	$1,164,574	$1,140,787
Net realized gain/(loss)	1,720,446	(63,162)
Change in net unrealized appreciation/(depreciation)	4,843,813	149,787
Net increase/(decrease) in net assets resulting from operations	7,728,833	1,227,412

Total Dividends and Distributions to Shareholders
Class S	(1,256,680)	(2,743,816)
Class A	(184,092)	(610,900)
Net decrease from dividends and distributions	(1,440,772)	(3,354,716)

Fund Share Transactions
Shares sold
Class S	26,190,608	9,480,817
Class A	1,997,184	482,608
Reinvested dividends and distributions
Class S	1,217,775	2,667,776
Class A	79,606	332,205
Shares repurchased
Class S	(17,698,891)	(15,345,698)
Class A	(2,439,744)	(3,176,944)
Net increase/(decrease) from fund share transactions	9,346,538	(5,559,236)

Total net increase/(decrease) in net assets	15,634,599	(7,686,540)

Net Assets
Beginning of year	36,423,235	44,109,775
End of year	$52,057,834	$36,423,235

Transactions in Fund Shares
Shares sold
Class S	2,789,173	1,072,968
Class A	218,778	55,872
Issued to shareholders in reinvestment of distributions
Class S	131,427	305,598
Class A	8,767	38,729
Shares repurchased
Class S	(1,923,279)	(1,744,614)
Class A	(263,469)	(364,825)
Net increase/(decrease)	961,397	(636,272)
Shares outstanding, beginning of year	4,126,440	4,762,712
Shares outstanding, end of year	5,087,837	4,126,440

The accompanying notes are an integral part of the financial statements.

44	www.iconfunds.com

ICON Consumer Discretionary Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$13.51	$13.97	$13.55	$14.27	$15.55
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.06)	(0.06)	(0.06)	(0.03)	(0.07)
Net realized and unrealized gains/(losses) on investments	(0.42)	0.10	1.25	0.65	1.03
Total from investment operations	(0.48)	0.04	1.19	0.62	0.96

Less dividends and distributions:
Distributions from net realized gains	—	(0.50)	(0.77)	(1.34)	(2.24)
Total dividends and distributions	—	(0.50)	(0.77)	(1.34)	(2.24)

Net asset value, end of period	$13.03	$13.51	$13.97	$13.55	$14.27

Total Return	(3.55)%	0.14%	8.93%	4.49%	5.80%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$19,401	$22,755	$24,566	$37,263	$44,913

Ratio of expenses to average net assets
Before expense limitation	1.71%	1.60%	1.46%	1.42%	1.43%
After expense limitation(b)	1.71%	1.60%	1.46%	1.42%	1.43%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.47)%	(0.44)%	(0.43)%	(0.22)%	(0.44)%
After expense limitation(b)	(0.47)%	(0.44)%	(0.43)%	(0.22)%	(0.44)%
Portfolio turnover rate	163%	137%	152%	158%	201%

(a)	Calculated using the average shares method.

(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	45

ICON Consumer Discretionary Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$12.85	$13.36	$13.06	$13.88	$15.24
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.09)	(0.11)	(0.13)	(0.10)	(0.14)
Net realized and unrealized gains/(losses) on investments	(0.41)	0.10	1.20	0.62	1.02
Total from investment operations	(0.50)	(0.01)	1.07	0.52	0.88

Less dividends and distributions:
Distributions from net realized gains	—	(0.50)	(0.77)	(1.34)	(2.24)
Total dividends and distributions	—	(0.50)	(0.77)	(1.34)	(2.24)

Net asset value, end of period	$12.35	$12.85	$13.36	$13.06	$13.88

Total Return(c)	(3.89)%	(0.24)%	8.32%	3.86%	5.34%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$683	$1,495	$1,474	$2,368	$2,999

Ratio of expenses to average net assets
Before expense limitation	2.98%	2.28%	2.22%	2.13%	1.91%
After expense limitation(d)	1.99%	1.99%	1.99%	1.99%	1.91%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.72)%	(1.14)%	(1.20)%	(0.92)%	(0.97)%
After expense limitation(d)	(0.73)%	(0.85)%	(0.97)%	(0.78)%	(0.97)%
Portfolio turnover rate	163%	137%	152%	158%	201%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

46	www.iconfunds.com

ICON Consumer Staples Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of period	$6.66	$7.43	$7.98	$9.20		$11.55
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.05	0.06	0.02	0.02		0.04
Net realized and unrealized gains/(losses) on investments	0.15	0.01	0.41	0.96		0.98
Total from investment operations	0.20	0.07	0.43	0.98		1.02

Less dividends and distributions:
Dividends from net investment income	(0.09)	(0.01)	(0.02)	(0.00	)(b)	(0.22)
Distributions from net realized gains	—	(0.83)	(0.96)	(2.20)		(3.15)
Total dividends and distributions	(0.09)	(0.84)	(0.98)	(2.20)		(3.37)

Net asset value, end of period	$6.77	$6.66	$7.43	$7.98		$9.20

Total Return	3.12%	0.50%	6.15%	12.09%		8.66%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$9,970	$5,275	$24,069	$31,799		$8,651

Ratio of expenses to average net assets
Before expense limitation	2.25%	2.17%	1.70%	1.74%		1.87%
After expense limitation(c)	1.50%	1.51%	1.50%	1.51%		1.51%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.09%	0.28%	0.04%	0.00	%(d)	(0.01)%
After expense limitation(c)	0.84%	0.94%	0.24%	0.23%		0.35%
Portfolio turnover rate	192%	58%	118%	125%		16%

(a)	Calculated using the average shares method.
(b)	Amount less than $(0.005).

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	47

ICON Consumer Staples Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of period	$6.61	$7.40	$7.96	$9.19		$11.58
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.04	0.06	(0.01)	(0.00	)(c)	0.02
Net realized and unrealized gains/(losses) on investments	0.15	(0.01)	0.42	0.97		0.97
Total from investment operations	0.19	0.05	0.41	0.97		0.99

Less dividends and distributions:
Dividends from net investment income	(0.06)	(0.01)	(0.01)	(0.00	)(c)	(0.23)
Distributions from net realized gains	—	(0.83)	(0.96)	(2.20)		(3.15)
Total dividends and distributions	(0.06)	(0.84)	(0.97)	(2.20)		(3.38)

Net asset value, end of period	$6.74	$6.61	$7.40	$7.96		$9.19

Total Return(d)	3.04%	0.17%	5.91%	11.93%		8.32%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,341	$1,738	$3,473	$8,409		$3,602

Ratio of expenses to average net assets
Before expense limitation	2.77%	2.29%	1.97%	1.97%		2.12%
After expense limitation(e)	1.75%	1.77%	1.75%	1.76%		1.76%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.36)%	0.31%	(0.30)%	(0.23)%		(0.15)%
After expense limitation(e)	0.66%	0.83%	(0.08)%	(0.02)%		0.21%
Portfolio turnover rate	192%	58%	118%	125%		16%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.

(c)	Amount less than $(0.005).

(d)	The total return calculation excludes any sales charges.

(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

48	www.iconfunds.com

ICON Energy Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$12.95		$12.53	$12.66	$11.17	$22.30
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.10		0.04	0.06	0.24	0.11
Net realized and unrealized gains/(losses) on investments	(3.72)		0.58	(0.11)	1.36	(7.42)
Total from investment operations	(3.62)		0.62	(0.05)	1.60	(7.31)

Less dividends and distributions:
Dividends from net investment income	(0.00	)(b)	(0.20)	(0.08)	(0.11)	(0.09)
Distributions from net realized gains	—		—	—	—	(3.73)
Return of capital	(0.04)		—	—	—	—
Total dividends and distributions	(0.04)		(0.20)	(0.08)	(0.11)	(3.82)

Net asset value, end of period	$9.29		$12.95	$12.53	$12.66	$11.17

Total Return	(27.95)%		4.99%	(0.44)%	14.55%	(36.37)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$94,594		$169,661	$222,707	$327,497	$320,486

Ratio of expenses to average net assets
Before expense limitation	1.63%		1.50%	1.41%	1.44%	1.42%
After expense limitation(c)	1.50%		1.50%	1.41%	1.44%	1.42%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.87%		0.28%	0.46%	2.04%	0.74%
After expense limitation(c)	1.00%		0.28%	0.46%	2.04%	0.74%
Portfolio turnover rate	69%		69%	74%	99%	154%

(a)	Calculated using the average shares method.
(b)	Amount less than $(0.005).
(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	49

ICON Energy Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class C	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$12.21		$11.92	$12.14	$10.77	$21.74
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.00	(b)(c)	(0.08)	(0.07)	0.11	(0.04)
Net realized and unrealized gains/(losses) on investments	(3.50)		0.54	(0.11)	1.31	(7.20)
Total from investment operations	(3.50)		0.46	(0.18)	1.42	(7.24)

Less dividends and distributions:
Dividends from net investment income	(0.00	)(d)	(0.17)	(0.04)	(0.05)	—
Distributions from net realized gains	—		—	—	—	(3.73)
Return of capital	(0.01)		—	—	—	—
Total dividends and distributions	(0.01)		(0.17)	(0.04)	(0.05)	(3.73)

Redemption fees	—		0.00 (b)	—	—	—
Net asset value, end of period	$8.70		$12.21	$11.92	$12.14	$10.77

Total Return(e)	(28.64)%		3.87%	(1.46)%	13.31%	(36.99)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,259		$4,941	$7,333	$10,124	$9,972

Ratio of expenses to average net assets
Before expense limitation	2.74%		2.55%	2.47%	2.49%	2.43%
After expense limitation(f)	2.50%		2.50%	2.47%	2.49%	2.43%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.22)%		(0.76)%	(0.61)%	0.99%	(0.26)%
After expense limitation(f)	0.02%		(0.71)%	(0.61)%	0.99%	(0.26)%
Portfolio turnover rate	69%		69%	74%	99%	154%

(a)	Calculated using the average shares method.
(b)	Amount less than $0.005.

(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(d)	Amount less than $(0.005).

(e)	The total return calculation excludes any sales charges.

(f)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

50	www.iconfunds.com

ICON Energy Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$12.83		$12.44	$12.60	$11.11	$22.20
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.07		0.01	0.02	0.21	0.07
Net realized and unrealized gains/(losses) on investments	(3.68)		0.57	(0.11)	1.35	(7.39)
Total from investment operations	(3.61)		0.58	(0.09)	1.56	(7.32)

Less dividends and distributions:
Dividends from net investment income	(0.00	)(b)	(0.19)	(0.07)	(0.07)	(0.04)
Distributions from net realized gains	—		—	—	—	(3.73)
Return of capital	(0.03)		—	—	—	—
Total dividends and distributions	(0.03)		(0.19)	(0.07)	(0.07)	(3.77)

Net asset value, end of period	$9.19		$12.83	$12.44	$12.60	$11.11

Total Return(c)	(28.11)%		4.71%	(0.76)%	14.19%	(36.55)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,189		$6,394	$9,312	$14,648	$14,588

Ratio of expenses to average net assets
Before expense limitation	1.97%		1.75%	1.72%	1.73%	1.66%
After expense limitation(d)	1.75%		1.75%	1.72%	1.73%	1.66%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.51%		0.06%	0.15%	1.77%	0.50%
After expense limitation(d)	0.73%		0.06%	0.15%	1.77%	0.50%
Portfolio turnover rate	69%		69%	74%	99%	154%

(a)	Calculated using the average shares method.
(b)	Amount less than $(0.005).
(c)	The total return calculation excludes any sales charges.
(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	51

ICON Financial Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$10.97	$9.95	$7.67	$7.74	$7.83
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.08	0.05	0.03	0.08	0.04
Net realized and unrealized gains/(losses) on investments	(0.23)	0.99	2.34	(0.15)	(0.08)
Total from investment operations	(0.15)	1.04	2.37	(0.07)	(0.04)

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.02)	(0.09)	—	(0.05)
Total dividends and distributions	(0.07)	(0.02)	(0.09)	—	(0.05)

Net asset value, end of period	$10.75	$10.97	$9.95	$7.67	$7.74

Total Return	(1.26)%	10.48%	30.96%	(0.90)%	(0.55)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$34,578	$43,500	$39,072	$43,354	$49,106

Ratio of expenses to average net assets
Before expense limitation	1.54%	1.44%	1.40%	1.40%	1.49%
After expense limitation(b)	1.50%	1.44%	1.40%	1.40%	1.49%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.77%	0.41%	0.28%	1.00%	0.52%
After expense limitation(b)	0.81%	0.41%	0.28%	1.00%	0.52%
Portfolio turnover rate	28%	44%	68%	49%	51%

(a)	Calculated using the average shares method.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

52	www.iconfunds.com

ICON Financial Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$10.98	$9.99	$7.71	$7.82	$7.89
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.06	0.01	(0.01)	0.05	0.02
Net realized and unrealized gains/(losses) on investments	(0.24)	0.99	2.37	(0.16)	(0.07)
Total from investment operations	(0.18)	1.00	2.36	(0.11)	(0.05)

Less dividends and distributions:
Dividends from net investment income	(0.06)	(0.01)	(0.08)	—	(0.02)
Total dividends and distributions	(0.06)	(0.01)	(0.08)	—	(0.02)

Net asset value, end of period	$10.74	$10.98	$9.99	$7.71	$7.82

Total Return(c)	(1.51)%	10.04%	30.68%	(1.41)%	(0.69)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,487	$1,512	$2,119	$2,542	$1,974

Ratio of expenses to average net assets
Before expense limitation	2.24%	1.98%	2.05%	2.12%	2.19%
After expense limitation(d)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.06%	(0.13)%	(0.37)%	0.26%	(0.15)%
After expense limitation(d)	0.55%	0.10%	(0.07)%	0.63%	0.29%
Portfolio turnover rate	28%	44%	68%	49%	51%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	53

ICON Healthcare Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$19.83	$16.97	$15.40	$17.83	$22.42
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.08)	(0.10)	(0.05)	(0.04)	(0.09)
Net realized and unrealized gains/(losses) on investments	(3.05)	3.38	1.86	1.54	1.02
Total from investment operations	(3.13)	3.28	1.81	1.50	0.93

Less dividends and distributions:
Distributions from net realized gains	(1.19)	(0.42)	(0.24)	(3.93)	(5.52)
Total dividends and distributions	(1.19)	(0.42)	(0.24)	(3.93)	(5.52)

Net asset value, end of period	$15.51	$19.83	$16.97	$15.40	$17.83

Total Return	(15.83)%	19.84%	11.94%	9.44%	2.55%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$55,283	$78,975	$83,234	$76,218	$95,109

Ratio of expenses to average net assets
Before expense limitation	1.51%	1.45%	1.41%	1.44%	1.36%
After expense limitation(b)	1.50%	1.45%	1.41%	1.44%	1.36%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.47)%	(0.60)%	(0.33)%	(0.26)%	(0.45)%
After expense limitation(b)	(0.46)%	(0.60)%	(0.33)%	(0.26)%	(0.45)%
Portfolio turnover rate	26%	63%	174%	107%	141%

(a)	Calculated using the average shares method.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

54	www.iconfunds.com

ICON Healthcare Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$18.95	$16.29	$14.84	$17.37	$22.01
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.11)	(0.15)	(0.10)	(0.09)	(0.14)
Net realized and unrealized gains/(losses) on investments	(2.92)	3.23	1.79	1.49	1.02
Total from investment operations	(3.03)	3.08	1.69	1.40	0.88

Less dividends and distributions:
Distributions from net realized gains	(1.19)	(0.42)	(0.24)	(3.93)	(5.52)
Total dividends and distributions	(1.19)	(0.42)	(0.24)	(3.93)	(5.52)

Net asset value, end of period	$14.73	$18.95	$16.29	$14.84	$17.37

Total Return(c)	(16.05)%	19.43%	11.58%	9.03%	2.33%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,732	$2,814	$3,989	$4,921	$15,317

Ratio of expenses to average net assets
Before expense limitation	2.06%	1.86%	1.86%	1.79%	1.62%
After expense limitation(d)	1.75%	1.75%	1.75%	1.75%	1.62%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.02)%	(1.01)%	(0.78)%	(0.63)%	(0.69)%
After expense limitation(d)	(0.71)%	(0.90)%	(0.67)%	(0.59)%	(0.69)%
Portfolio turnover rate	26%	63%	174%	107%	141%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(b)	Calculated using the average shares method.
(c)	The total return calculation excludes any sales charges.
(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	55

ICON Industrials Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$15.50	$14.97	$12.26	$10.94	$11.67
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.06	0.00 (b)	(0.04)	(0.02)	0.01
Net realized and unrealized gains/(losses) on investments	0.29	0.53	2.75	1.34	(0.73)
Total from investment operations	0.35	0.53	2.71	1.32	(0.72)

Less dividends and distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Total dividends and distributions	—	—	—	—	(0.01)

Net asset value, end of period	$15.85	$15.50	$14.97	$12.26	$10.94

Total Return	2.26%	3.54%	22.10%	12.07%	(6.15)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$11,523	$11,614	$15,482	$23,957	$14,251

Ratio of expenses to average net assets
Before expense limitation	1.97%	1.80%	1.69%	1.73%	1.53%
After expense limitation(c)	1.50%	1.50%	1.51%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.07)%	(0.29)%	(0.50)%	(0.37)%	0.07%
After expense limitation(c)	0.40%	0.01%	(0.32)%	(0.14)%	0.10%
Portfolio turnover rate	78%	87%	75%	87%	23%

(a)	Calculated using the average shares method.

(b)	Amount less than $0.005.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

56	www.iconfunds.com

ICON Industrials Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$15.27	$14.79	$12.14	$10.86	$11.58
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.08	(0.04)	(0.07)	(0.04)	(0.02)
Net realized and unrealized gains/(losses) on investments	0.23	0.52	2.72	1.32	(0.70)
Total from investment operations	0.31	0.48	2.65	1.28	(0.72)

Net asset value, end of period	$15.58	$15.27	$14.79	$12.14	$10.86

Total Return(c)	2.03%	3.25%	21.83%	11.79%	(6.22)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$659	$1,156	$2,406	$998	$596

Ratio of expenses to average net assets
Before expense limitation	2.38%	2.32%	2.05%	2.96%	2.67%
After expense limitation(d)	1.75%	1.75%	1.76%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.08)%	(0.85)%	(0.79)%	(1.59)%	(1.11)%
After expense limitation(d)	0.55%	(0.28)%	(0.50)%	(0.38)%	(0.19)%
Portfolio turnover rate	78%	87%	75%	87%	23%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	57

ICON Information Technology Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$17.19	$19.14	$17.96	$14.95	$13.55
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.04)	(0.10)	(0.10)	(0.07)	(0.09)
Net realized and unrealized gains/(losses) on investments	0.35	2.09	4.53	3.08	1.49
Total from investment operations	0.31	1.99	4.43	3.01	1.40

Less dividends and distributions:
Dividends from net investment income	—	(0.08)	—	—	—
Distributions from net realized gains	(2.04)	(3.86)	(3.25)	—	—
Total dividends and distributions	(2.04)	(3.94)	(3.25)	—	—

Net asset value, end of period	$15.46	$17.19	$19.14	$17.96	$14.95

Total Return	5.12%	11.82%	29.46%	20.13%	10.33%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$54,263	$61,474	$71,249	$48,953	$45,343

Ratio of expenses to average net assets
Before expense limitation	1.49%	1.41%	1.42%	1.49%	1.44%
After expense limitation(b)	1.49%	1.41%	1.42%	1.49%	1.44%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.25)%	(0.60)%	(0.58)%	(0.46)%	(0.62)%
After expense limitation(b)	(0.25)%	(0.60)%	(0.58)%	(0.46)%	(0.62)%
Portfolio turnover rate	92%	98%	116%	94%	43%

(a)	Calculated using the average shares method.

(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

58	www.iconfunds.com

ICON Information Technology Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$16.55	$18.55		$17.55	$14.65	$13.32
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.07)	(0.16)		(0.15)	(0.11)	(0.14)
Net realized and unrealized gains/(losses) on investments	0.30	2.02		4.40	3.01	1.47
Total from investment operations	0.23	1.86		4.25	2.90	1.33

Less dividends and distributions:
Dividends from net investment income	—	(0.00	)(c)	—	—	—
Distributions from net realized gains	(2.04)	(3.86)		(3.25)	—	—
Total dividends and distributions	(2.04)	(3.86)		(3.25)	—	—

Net asset value, end of period	$14.74	$16.55		$18.55	$17.55	$14.65

Total Return(d)	4.79%	11.43%		29.08%	19.80%	9.99%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,463	$2,101		$2,836	$2,631	$3,170

Ratio of expenses to average net assets
Before expense limitation	2.30%	2.00%		2.01%	2.17%	1.90%
After expense limitation(e)	1.75%	1.75%		1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.05)%	(1.20)%		(1.16)%	(1.12)%	(1.07)%
After expense limitation(e)	(0.50)%	(0.95)%		(0.90)%	(0.70)%	(0.92)%
Portfolio turnover rate	92%	98%		116%	94%	43%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.

(c)	Amount less than $(0.005).

(d)	The total return calculation excludes any sales charges.

(e)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	59

ICON Natural Resources Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016(a)	Year Ended September 30, 2015
Net asset value, beginning of period	$16.45	$15.32	$12.82	$11.86	$15.09
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.19	0.31	0.01	0.10	0.04
Net realized and unrealized gains/(losses) on investments	(1.80)	1.01	2.56	1.80	(3.23)
Total from investment operations	(1.61)	1.32	2.57	1.90	(3.19)

Less dividends and distributions:
Dividends from net investment income	(0.33)	—	(0.07)	(0.06)	(0.04)
Distributions from net realized gains	(2.02)	(0.19)	—	(0.88)	—
Total dividends and distributions	(2.35)	(0.19)	(0.07)	(0.94)	(0.04)

Net asset value, end of period	$12.49	$16.45	$15.32	$12.82	$11.86

Total Return	(7.63)%	8.68%	20.13%	17.24%	(21.22)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$55,353	$76,916	$69,444	$65,787	$60,404

Ratio of expenses to average net assets
Before expense limitation	1.70%	1.58%	1.52%	1.59%	1.42%
After expense limitation(c)	1.50%	1.50%	1.50%	1.50%	1.42%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.33%	1.86%	0.06%	0.70%	0.27%
After expense limitation(c)	1.53%	1.94%	0.08%	0.79%	0.27%
Portfolio turnover rate	111%	117%	68%	81%	48%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.

(b)	Calculated using the average shares method.

(c)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

60	www.iconfunds.com

ICON Natural Resources Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class C	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016 (a)	Year Ended September 30, 2015
Net asset value, beginning of period	$15.57	$14.65	$12.36	$11.51	$14.77
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.07	0.14	(0.13)	(0.03)	(0.11)
Net realized and unrealized gains/(losses) on investments	(1.71)	0.97	2.47	1.76	(3.15)
Total from investment operations	(1.64)	1.11	2.34	1.73	(3.26)

Less dividends and distributions:
Dividends from net investment income	(0.13)	—	(0.05)	—	—
Distributions from net realized gains	(2.02)	(0.19)	—	(0.88)	—
Total dividends and distributions	(2.15)	(0.19)	(0.05)	(0.88)	—

Net asset value, end of period	$11.78	$15.57	$14.65	$12.36	$11.51

Total Return(c)	(8.57)%	7.63%	18.97%	16.11%	(22.07)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$917	$1,177	$1,756	$1,435	$834

Ratio of expenses to average net assets
Before expense limitation	3.19%	2.79%	2.85%	3.01%	2.94%
After expense limitation(d)	2.50%	2.50%	2.50%	2.51%	2.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.13)%	0.64%	(1.27)%	(0.73)%	(1.22)%
After expense limitation(d)	0.56%	0.93%	(0.92)%	(0.23)%	(0.78)%
Portfolio turnover rate	111%	117%	68%	81%	48%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.

(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	61

ICON Natural Resources Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016(a)	Year Ended September 30, 2015
Net asset value, beginning of period	$16.25	$15.17	$12.73	$11.75	$14.96
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.16	0.29	(0.03)	0.06	(0.01)
Net realized and unrealized gains/(losses) on investments	(1.78)	0.98	2.54	1.81	(3.20)
Total from investment operations	(1.62)	1.27	2.51	1.87	(3.21)

Less dividends and distributions:
Dividends from net investment income	(0.25)	—	(0.07)	(0.01)	—
Distributions from net realized gains	(2.02)	(0.19)	—	(0.88)	—
Total dividends and distributions	(2.27)	(0.19)	(0.07)	(0.89)	—

Net asset value, end of period	$12.36	$16.25	$15.17	$12.73	$11.75

Total Return(c)	(7.92)%	8.43%	19.81%	17.05%	(21.46)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,733	$4,231	$5,629	$4,451	$3,078

Ratio of expenses to average net assets
Before expense limitation	2.19%	1.86%	1.91%	2.02%	1.76%
After expense limitation(d)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.85%	1.71%	(0.35)%	0.24%	(0.06)%
After expense limitation(d)	1.29%	1.82%	(0.19)%	0.51%	(0.05)%
Portfolio turnover rate	111%	117%	68%	81%	48%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.

(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.

62	www.iconfunds.com

ICON Utilities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$8.85	$9.29	$9.49		$8.03	$7.90
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.26	0.28	0.27		0.30	0.28
Net realized and unrealized gains/(losses) on investments	1.45	0.07	0.59		1.43	0.11
Total from investment operations	1.71	0.35	0.86		1.73	0.39

Less dividends and distributions:
Dividends from net investment income	(0.26)	(0.31)	(0.27)		(0.27)	(0.26)
Distributions from net realized gains	(0.05)	(0.48)	(0.79)		—	—
Total dividends and distributions	(0.31)	(0.79)	(1.06)		(0.27)	(0.26)

Net asset value, end of period	$10.25	$8.85	$9.29		$9.49	$8.03

Total Return	19.76%	4.17%	9.88%		21.74%	4.93%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$46,006	$30,883	$35,816		$43,864	$19,107

Ratio of expenses to average net assets
Before expense limitation	1.57%	1.60%	1.54%		1.59%	1.70%
After expense limitation(b)	1.22%	1.22%	1.44	%(c)	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.38%	2.82%	2.83%		3.15%	3.12%
After expense limitation(b)	2.73%	3.20%	2.93%		3.24%	3.32%
Portfolio turnover rate	144%	156%	160%		168%	243%

(a)	Calculated using the average shares method.

(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(c)	Effective July 1, 2017, the annual expense limitation rate changed from 1.50% to 1.22%.

The accompanying notes are an integral part of the financial statements.

Annual Report | September 30, 2019	63

ICON Utilities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of period	$8.70	$9.14	$9.35		$7.92	$7.81
Income/(loss) from investment operations:
Net investment income/(loss) (b)	0.23	0.25	0.24		0.28	0.26
Net realized and unrealized gains/(losses) on investments	1.43	0.08	0.59		1.40	0.11
Total from investment operations	1.66	0.33	0.83		1.68	0.37

Less dividends and distributions:
Dividends from net investment income	(0.24)	(0.29)	(0.25)		(0.25)	(0.26)
Distributions from net realized gains	(0.05)	(0.48)	(0.79)		—	—
Total dividends and distributions	(0.29)	(0.77)	(1.04)		(0.25)	(0.26)

Net asset value, end of period	$10.07	$8.70	$9.14		$9.35	$7.92

Total Return(c)	19.47%	3.97%	9.63%		21.29%	4.63%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$6,052	$5,540	$8,293		$15,868	$5,679

Ratio of expenses to average net assets
Before expense limitation	1.77%	1.73%	1.84%		1.79%	1.89%
After expense limitation(d)	1.47%	1.47%	1.69	%(e)	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.20%	2.62%	2.48%		3.10%	3.04%
After expense limitation(d)	2.50%	2.88%	2.63%		3.14%	3.18%
Portfolio turnover rate	144%	156%	160%		168%	243%

(a)	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.

(c)	The total return calculation excludes any sales charges.

(d)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(e)	Effective July 1, 2017, the annual expense limitation rate changed from 1.75% to 1.47%.

The accompanying notes are an integral part of the financial statements.

62	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements

September 30, 2019

1. ORGANIZATION

The ICON Consumer Discretionary Fund (“Consumer Discretionary Fund”), ICON Consumer Staples Fund (“Consumer Staples Fund”), ICON Energy Fund (“Energy Fund”), ICON Financial Fund (“Financial Fund”), ICON Healthcare Fund (“Healthcare Fund”), ICON Industrials Fund (“Industrials Fund”), ICON Information Technology Fund (“Information Technology Fund”), ICON Natural Resources Fund (“Natural Resources Fund”) and ICON Utilities Fund (“Utilities Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end non-diversified investment management company. Each Fund offers two classes of shares: Class S and Class A. The Energy Fund and the Natural Resources Fund also offer a Class C share. All classes have equal rights as to earnings, assets, and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

The Consumer Staples Fund has a significant weighting in the Packaged Foods & Meats industry, the Energy Fund has a significant weighting in the Oil & Gas Exploration & Production industry and the Integrated Oil & Gas Industry, the Financial Fund has a significant weighting in the Diversified Banks industry, the Healthcare Fund has a significant weighting in the Pharmaceuticals industry and the Managed Health Care industry, the Industrials Fund has a significant weighting in the Aerospace & Defense industry, the Information Technology Fund has a significant weighting in the Data Processing & Outsourced Services industry and the Utilities Fund has a significant weighting in the Electric Utilities industry and the Multi-Utilities industry which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those industries.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Time) on each day the NYSE is open for trading.

Annual Report | September 30, 2019	65

ICON Sector Funds	Notes to Financial Statements

September 30, 2019

The Funds use pricing services to obtain the fair value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the fair value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Valuation Committee pursuant to procedures approved by the Funds’ Board of Trustees (the “Board”).

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates fair value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day net asset value (“NAV”) per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds’ Valuation Committee determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation is to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its NAV. The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 —	significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments based on the inputs used to determine their values on September 30, 2019:

ICON Consumer Discretionary Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$20,008,917	$—	$—	$20,008,917
Total	$20,008,917	$—	$—	$20,008,917

ICON Consumer Staples Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$11,157,553	$—	$—	$11,157,553
Collateral for Securities on Loan	—	748,025	—	748,025
Total	$11,157,553	$748,025	$—	$11,905,578

66	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements

September 30, 2019

ICON Energy Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$101,399,057	$—	$—	$101,399,057
Collateral for Securities on Loan	—	255,037	—	255,037
Total	$101,399,057	$255,037	$—	$101,654,094

ICON Financial Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$36,079,639	$—	$—	$36,079,639
Total	$36,079,639	$—	$—	$36,079,639

ICON Healthcare Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$56,925,254	$—	$—	$56,925,254
Total	$56,925,254	$—	$—	$56,925,254

ICON Industrials Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$12,115,067	$—	$—	$12,115,067
Total	$12,115,067	$—	$—	$12,115,067

ICON Information Technology Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$55,667,103	$—	$—	$55,667,103
Total	$55,667,103	$—	$—	$55,667,103

ICON Natural Resources Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Paper Packaging	$7,833,039	$544,641	$—	$8,377,680
Paper Products	1,521,102	516,977	—	2,038,079
Other	48,208,494	—	—	48,208,494
Total	$57,562,635	$1,061,618	$—	$58,624,253

ICON Utilities Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$51,775,146	$—	$—	$51,775,146
Total	$51,775,146	$—	$—	$51,775,146

*	Please refer to the Schedule of Investments and the Sector/Industry Classification tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2019.

Annual Report | September 30, 2019	67

ICON Sector Funds	Notes to Financial Statements

September 30, 2019

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at NAV. NAV per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading. The NAV is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Cash and Cash Equivalents

Idle cash may be swept into an overnight demand deposit account and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2019 was limited to purchased options.

The Funds may purchase and/or write (sell) call and put options on any security in which they may invest. The Funds utilize options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the fair value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limiting gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the fair value of the index. Written and purchased options are non-income producing securities.

68	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements

September 30, 2019

During the year ended September 30, 2019, the Energy Fund engaged in purchased option transactions.

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

ICON Energy Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments, options and foreign currency translations/ Change in unrealized net appreciation/(depreciation) on Investments, options and foreign currency	$59,585	$(8,967)
Total		$59,585	$(8,967)

The average purchased option contracts during the year ended September 30, 2019, were as follows:

ICON Energy Fund
Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	1,025	266

+	The average is calculated based on the actual number of days with outstanding derivatives.

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by assets that generally exceed the value of the securities on loan. Collateral may consist of cash or securities issued or guaranteed by the United States government or its agencies or instrumentalities. The fair value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

The following is a summary of the Funds’ securities lending positions and related cash and non-cash collateral received as of September 30, 2019:

	Market Value of Securities on Loan	Market Value of Cash Collateral Received	Market Value of Non-Cash Collateral Received	Total Collateral Received	Excess Collateral
ICON Consumer Staples Fund	$2,478,090	$748,025	$1,769,539	$2,517,564	$39,474
ICON Energy Fund	3,704,650	255,037	3,671,245	3,926,282	221,632
ICON Financial Fund	729,818	—	733,650	733,650	3,832
ICON Healthcare Fund	46,448	—	49,290	49,290	2,842
ICON Information Technology Fund	897,151	—	949,130	949,130	51,979

Annual Report | September 30, 2019	69

ICON Sector Funds	Notes to Financial Statements
September 30, 2019

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest cash collateral received from lending in the State Street Navigator Securities Lending Government Money Market Portfolio which is disclosed on the Schedules of Investments. The Funds bear the risk of loss with respect to the investment of cash collateral. The State Street Navigator Securities Lending Government Money Market Portfolio is a Government Money Market Portfolio designed to provide continuous daily liquidity. Non-Cash collateral received consists of securities issued or guaranteed by the United States government or its agencies or instrumentalities with remaining maturities ranging from overnight to 30 years. Non-cash collateral is not disclosed on the Funds’ Schedules of Investments or their Statements of Assets and Liabilities as the Funds do not have the ability to re-hypothecate these securities. The net securities lending income earned by the Funds for the year ended September 30, 2019, is included in the Statements of Operations.

The value of the collateral could include collateral held for securities that were sold on or before September 30, 2019. It may also include collateral received from the pre-funding of security loans.

Security loans consist of equity securities and generally do not have a stated maturity date. The Funds may recall a loaned security at any time.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains. As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on the effective yield.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

70	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements
September 30, 2019

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in specific country or region.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class or number of shareholder accounts. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets or number of shareholder accounts. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are additional class level expenses for the year ended September 30, 2019 that are included on the Statements of Operations:

Fund	Printing Fees*	Transfer Agent Fees*	Registration Fees
ICON Consumer Discretionary Fund
Class S	$4,798	$46,590	$18,695
Class A	135	2,957	5,626
ICON Consumer Staples Fund
Class S	1,894	27,156	16,135
Class A	232	8,075	7,740
ICON Energy Fund
Class S	25,156	365,482	25,231
Class C	641	7,508	8,919
Class A	651	8,989	8,492
ICON Financial Fund
Class S	5,837	64,372	19,628
Class A	120	3,887	5,968
ICON Healthcare Fund
Class S	10,180	127,826	19,831
Class A	327	5,301	6,659
ICON Industrials Fund
Class S	4,194	34,950	17,318
Class A	137	2,683	6,702
ICON Information Technology Fund
Class S	6,912	86,689	19,919
Class A	278	4,362	7,977
ICON Natural Resources Fund
Class S	13,964	164,870	20,913
Class C	116	1,794	6,308
Class A	576	8,848	8,241
ICON Utilities Fund
Class S	5,224	83,813	18,552
Class A	—	5,932	8,357

*	Printing fees and Transfer agent out of pocket fees are a Fund level expense.

Annual Report | September 30, 2019	71

ICON Sector Funds	Notes to Financial Statements
September 30, 2019

3. FEES, OTHER SERVICES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of investments. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

ICON Advisers has contractually agreed to limit its Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A

ICON Consumer Discretionary Fund	1.74%	—	1.99%
ICON Consumer Staples Fund	1.50%	—	1.75%
ICON Energy Fund	1.50%	2.50%	1.75%
ICON Financial Fund	1.50%	—	1.75%
ICON Healthcare Fund	1.50%	—	1.75%
ICON Industrials Fund	1.50%	—	1.75%
ICON Information Technology Fund	1.50%	—	1.75%
ICON Natural Resources Fund	1.50%	2.50%	1.75%
ICON Utilities Fund	1.22%	—	1.47%

The Funds’ expense limitations will continue in effect until at least January 31, 2021. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2019, the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	Expires 2020	Expires 2021	Expires 2022
ICON Consumer Discretionary Fund	$4,198	$3,577	$6,302
ICON Consumer Staples Fund	63,487	69,700	68,895
ICON Energy Fund	—	3,104	176,080
ICON Financial Fund	6,790	5,239	22,242
ICON Healthcare Fund	4,986	3,569	12,643
ICON Industrials Fund	44,703	50,110	60,705
ICON Information Technology Fund	6,814	5,978	8,958
ICON Natural Resources Fund	26,508	69,036	137,022
ICON Utilities Fund	57,017	130,032	148,743

Accounting, Custody and Transfer Agent Fees

ALPS Fund Services (“ALPS”) serves as the fund accounting agent for the Trust. For its services, the Trust pays ALPS a fee that is calculated daily and paid monthly, which is the greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

ALPS is the Trust’s transfer agent. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily

72	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements
September 30, 2019

net assets over $5 billion. For the year ended September 30, 2019, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement, with ALPS, under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee, that is calculated daily and paid monthly, which is the greater of an annual rate based on the aggregate average daily net assets of the Trust or a contractual minimum annual fee.

Distribution Fees

ICON Distributors, Inc. (“IDI” or “Distributor”), a wholly-owned subsidiary of ICON Management and Research and affiliate of ICON Advisers, Inc., serves the Trust as Distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate or reimburse the Distributor for the sale and distribution of shares and for other shareholder services. The shareholders of the Funds pay an annual distribution fee of 1.00% of average daily net assets for Class C shares and an annual distribution fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution fee for Class S shares. The total amount paid by each Fund under the 12b-1 Plan is shown on the Statements of Operations.

Class A Shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge, which is a maximum of 5.75%. For the year ended September 30, 2019, IDI collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries, as follows:

Fund	Sales Charges Collected
ICON Consumer Discretionary Fund Class A	$253
ICON Consumer Staples Fund Class A	1,935
ICON Energy Fund Class A	2,292
ICON Financial Fund Class A	909
ICON Healthcare Fund Class A	686
ICON Information Technology Fund Class A	1,589
ICON Natural Resources Fund Class A	1,195
ICON Utilities Fund Class A	5,192

In addition, IDI receives a contingent deferred sales charge of 1.00% of the purchase price on redemptions of Class C shares made within one year following the date of purchase. A 1.00% contingent deferred sales charge may also apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. For the year ended September 30, 2019, IDI collected the following contingent deferred sales charges:

Contingent Deferred
Fund	Sales Charges Collected
ICON Energy Fund Class C	$13
ICON Natural Resources Fund Class C	42

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust pays a portion of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2019, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board reviews and approves such reimbursements. For the year ended September 30, 2019, the total related amounts accrued and paid by the Funds under this arrangement was $0.

The Funds did not engage in cross trades with each other, during the year ended September 30, 2019, pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash

Annual Report | September 30, 2019	73

ICON Sector Funds	Notes to Financial Statements
September 30, 2019

payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

4. BORROWINGS

The Trust has entered into an uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing limit is $30 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The interest rate as of September 30, 2019 was 3.27%. The Line of Credit agreement/arrangement expires on March 16, 2020.

For the year ended September 30, 2019, the average outstanding loan by Fund was as follows:

	Maximum Borrowing	Average Borrowing	Average Interest Rates
Fund	(10/01/18 - 09/30/19)	(10/01/18 - 09/30/19)^	(10/01/18 - 09/30/19)^
ICON Consumer Discretionary Fund*	$181,555	$88,275	3.64%
ICON Consumer Staples Fund*	2,544,861	694,941	3.66%
ICON Energy Fund*	2,553,409	589,216	3.54%
ICON Financial Fund*	1,754,817	352,452	3.57%
ICON Healthcare Fund*	794,312	244,635	3.64%
ICON Industrials Fund*	1,350,397	185,718	3.64%
ICON Information Technology Fund*	263,567	105,753	3.59%
ICON Natural Resources Fund*	3,231,147	580,121	3.63%
ICON Utilities Fund*	1,517,516	429,734	3.70%

*	There were no outstanding borrowings under this agreement/arrangement as of September 30, 2019.

^	The average is calculated based on the actual number of days with outstanding borrowings.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

	Purchases of	Proceeds from
Fund	Securities	Sales of Securities
ICON Consumer Discretionary Fund	$32,898,856	$35,208,590
ICON Consumer Staples Fund	20,420,358	16,102,018
ICON Energy Fund	86,442,895	111,899,670
ICON Financial Fund	10,511,243	17,976,526
ICON Healthcare Fund	18,121,884	30,514,605
ICON Industrials Fund	9,631,421	10,326,322
ICON Information Technology Fund	50,686,656	59,053,961
ICON Natural Resources Fund	68,780,275	84,395,473
ICON Utilities Fund	70,523,968	61,055,666

6. FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

74	www.iconfunds.com

ICON Sector Funds	Notes to Financial Statements
September 30, 2019

The capital losses with no expiration were as follows:

Fund	Short-Term	Long-Term
ICON Consumer Discretionary Fund	$43,895	$220,648
ICON Consumer Staples Fund	—	475,915
ICON Energy Fund	78,475,365	95,358,320
ICON Natural Resources Fund	99,314	109,675

The following Funds elect to defer to the period ending September 30, 2020, capital losses recognized during the period November 1, 2018 to September 30, 2019:

Fund	Capital Losses Deferred
ICON Consumer Discretionary Fund	$1,839,002
ICON Energy Fund	21,782,634
ICON Healthcare Fund	322,313
ICON Industrials Fund	572,088
ICON Natural Resources Fund	5,134,405

The following Funds elect to defer to the period ending September 30, 2020, late year ordinary losses:

Fund	Ordinary Losses Deferred
ICON Consumer Discretionary Fund	$99,309
ICON Healthcare Fund	187,370
ICON Information Technology Fund	107,440

For the year ended September 30, 2019, the following reclassifications were made, which had no impact on results of operations or net assets.

		Total Distributable
Fund	Paid-in Capital	Earnings
ICON Consumer Discretionary Fund	$(2,565)	$2,565
ICON Energy Fund	(98,834)	98,834
ICON Industrials Fund	2,670	(2,670)
ICON Information Technology Fund	(35,491)	35,491
ICON Natural Resources Fund	5,080	(5,080)

For Consumer Discretionary Fund and Information Technology Fund included in the amounts reclassified were a net operating loss offset to paid in capital of $2,565 and $35,491, respectively.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2019, were as follows:

		Long-Term Capital
Fund	Ordinary Income	Gains	Return of Capital
ICON Consumer Staples Fund	$102,337	$—	$—
ICON Energy Fund	36,753	—	485,179
ICON Financial Fund	244,510	—	—
ICON Healthcare Fund	1,645,473	3,376,583	—
ICON Information Technology Fund	5,119,639	2,164,142	—
ICON Natural Resources Fund	5,186,377	5,752,876	—
ICON Utilities Fund	1,276,398	164,374	—

Annual Report | September 30, 2019	75

ICON Sector Funds	Notes to Financial Statements
September 30, 2019

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2018, were as follows:

		Long-Term Capital
Fund	Ordinary Income	Gains
ICON Consumer Discretionary Fund	$946,956	$—
ICON Consumer Staples Fund	697,696	457,925
ICON Energy Fund	3,446,209	—
ICON Financial Fund	94,842	—
ICON Healthcare Fund	833,129	1,243,391
ICON Information Technology Fund	3,421,861	10,355,627
ICON Natural Resources Fund	1,011,303	—
ICON Utilities Fund	2,149,591	1,205,125

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

		Accumulated	Other Cumulative	Unrealized
	Undistributed	Capital	Effect of Timing	Appreciation/	Total Accumulated
Fund	Ordinary Income	Gains/(Losses)	Differences	(Depreciation)*	Earnings/(Deficit)
ICON Consumer Discretionary Fund	$—	$(2,103,545)	$(99,309)	$1,492,640	$(710,214)
ICON Consumer Staples Fund	68,775	(475,915)	—	(2,152)	(409,292)
ICON Energy Fund	—	(195,616,319)	—	(10,747,760)	(206,364,079)
ICON Financial Fund	218,126	224,592	—	6,328,354	6,771,072
ICON Healthcare Fund	—	(322,313)	(187,370)	2,232,390	1,722,707
ICON Industrials Fund	43,655	(572,088)	—	1,890,685	1,362,252
ICON Information Technology Fund	—	2,388,009	(107,440)	11,586,153	13,866,722
ICON Natural Resources Fund	864,664	(5,343,394)	—	307,796	(4,170,934)
ICON Utilities Fund	1,135,342	566,581	—	6,368,423	8,070,346

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax treatment of tax deferral of losses on wash sales.

As of September 30, 2019, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation/	Net Unrealized	Cost of Investments
	(excess of value	(excess of tax cost	(Depreciation) of	Appreciation/	for Income Tax
Fund	over tax cost)	over value)	Foreign Currency	(Depreciation)*	Purposes
ICON Consumer Discretionary Fund	$2,257,852	$(765,212)	$—	$1,492,640	$18,516,277
ICON Consumer Staples Fund	582,612	(584,764)	—	(2,152)	11,907,730
ICON Energy Fund	5,635,505	(16,383,265)	—	(10,747,760)	112,401,854
ICON Financial Fund	7,740,472	(1,412,118)	—	6,328,354	29,751,285
ICON Healthcare Fund	8,952,885	(6,720,495)	—	2,232,390	54,692,864
ICON Industrials Fund	2,037,144	(146,462)	3	1,890,685	10,224,385
ICON Information Technology Fund	12,843,719	(1,257,566)	—	11,586,153	44,080,950
ICON Natural Resources Fund	4,388,624	(4,079,683)	(1,145)	307,796	58,315,312
ICON Utilities Fund	6,658,615	(290,208)	16	6,368,423	45,406,739

*	This balance includes appreciation/(depreciation) of foreign currency.

7. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has eliminated and modified disclosures and is currently evaluating the impact of the remaining ASU.

76	www.iconfunds.com

Report of Independent Registered
ICON Sector Funds	Public Accounting Firm

To the Shareholders and Board of Trustees of

ICON Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Natural Resources Fund, and ICON Utilities Fund (the “Funds”), each a series of ICON Funds, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended September 30, 2015, were audited by other auditors whose report dated November 18, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 25, 2019

Annual Report | September 30, 2019	77

ICON Sector Funds	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six- month period and held for the six-months period (04/01/19 – 09/30/19).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Expenses Paid
				During period
	Beginning Account	Ending Account		April 1, 2019 -
	Value	Value		September 30,
	April 1, 2019	September 30, 2019	Expense Ratio(a)	2019(b)
ICON Consumer Discretionary Fund
Class S
Actual	$1,000.00	$975.30	1.71%	$8.47
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	1.71%	$8.64
Class A
Actual	$1,000.00	$973.20	1.99%	$9.84
Hypothetical (5% return before expenses)	$1,000.00	$1,015.09	1.99%	$10.05

ICON Consumer Staples Fund
Class S
Actual	$1,000.00	$1,013.50	1.50%	$7.57
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59
Class A
Actual	$1,000.00	$1,013.50	1.75%	$8.83
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

78	www.iconfunds.com

ICON Sector Funds	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

				Expenses Paid
				During period
	Beginning Account	Ending Account		April 1, 2019 -
	Value	Value		September 30,
	April 1, 2019	September 30, 2019	Expense Ratio(a)	2019(b)
ICON Energy Fund
Class S
Actual	$1,000.00	$888.10	1.50%	$7.10
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59
Class C
Actual	$1,000.00	$884.10	2.50%	$11.81
Hypothetical (5% return before expenses)	$1,000.00	$1,012.53	2.50%	$12.61
Class A
Actual	$1,000.00	$887.10	1.75%	$8.28
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Financial Fund
Class S
Actual	$1,000.00	$1,089.20	1.50%	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59
Class A
Actual	$1,000.00	$1,088.10	1.75%	$9.16
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Healthcare Fund
Class S
Actual	$1,000.00	$914.00	1.52%	$7.29
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	1.52%	$7.69
Class A
Actual	$1,000.00	$912.60	1.75%	$8.39
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Industrials Fund
Class S
Actual	$1,000.00	$1,080.40	1.50%	$7.82
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59
Class A
Actual	$1,000.00	$1,079.70	1.75%	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Information Technology Fund
Class S
Actual	$1,000.00	$1,071.40	1.47%	$7.63
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	1.47%	$7.44
Class A
Actual	$1,000.00	$1,069.70	1.75%	$9.08
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

Annual Report | September 30, 2019	79

ICON Sector Funds	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

				Expenses Paid
				During period
	Beginning Account	Ending Account		April 1, 2019 -
	Value	Value		September 30,
	April 1, 2019	September 30, 2019	Expense Ratio(a)	2019(b)
ICON Natural Resources Fund
Class S
Actual	$1,000.00	$1,036.50	1.50%	$7.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59
Class C
Actual	$1,000.00	$1,031.50	2.50%	$12.73
Hypothetical (5% return before expenses)	$1,000.00	$1,012.53	2.50%	$12.61
Class A
Actual	$1,000.00	$1,035.20	1.75%	$8.93
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Utilities Fund
Class S
Actual	$1,000.00	$1,081.80	1.22%	$6.37
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	1.22%	$6.17
Class A
Actual	$1,000.00	$1,080.90	1.47%	$7.67
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	1.47%	$7.44

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/365 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

80	www.iconfunds.com

ICON Sector Funds	Board of Trustees and Fund Officers

September 30, 2019 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 68. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Independent Trustees

Glen F. Bergert, 69. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present), and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania (2010 to present and 1998 to 2009), Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009) and Dentegra Group, Inc. (2017 to present; 2010 to 2014).

John C. Pomeroy, Jr., 72. Mr. Pomeroy has been a Trustee of the Funds since 2002. Mr. Pomeroy was Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to 2018) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 71. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel was a Senior Attorney with the U.S. Department of Education (1996 to 2018) and was engaged in private practice of securities and corporate law (1981 to 2017). Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

Mark Manassee, 54. Mr. Manassee has been a Trustee of the Funds since 2017. Mr. Manassee is a Senior Advisor to McKinsey’s Wealth and Asset Management Practice. Mr. Manassee was Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016). Mr. Manassee was also Chairman of the Board of FundRock Partners, Ltd (UK) (2017 to 2019) and a Director of Matrix-Data, Ltd (UK) (2013 to 2016) and Rhetorik, Ltd (UK) (2013 to 2016).

The Officers of the Funds are:

Craig T. Callahan, 68. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICON Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Brian D. Harding, 40. Mr. Harding serves as Principal Financial Officer and Treasurer of the Funds (2017 to present). Mr. Harding is also Chief Financial Officer of ICON Advisers, Inc. (2013 to present) and Director of IM&R (2013 to present). Previously he was Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to 2013), Chief Compliance Officer of ICON Advisers, Inc. (2011 to 2013), and Manager at PricewaterhouseCoopers LLP (2001 to 2008).

Jack M. Quillin, 47. Mr. Quillin serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2019 to present). Mr. Quillin is also Chief Compliance Officer of ICON Advisers, Inc. (2019 to present). Previously he served as Assistant Treasurer of the Funds (2017 to 2019) and a Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2016 to 2019). Previously, he was a compliance analyst at Marsico Capital Management, LLC (2011 to 2015), an assistant vice president in the municipal derivatives finance department at Merrill Lynch (2004 to 2008), and a senior accountant in the Regulatory Reporting group at Wells Fargo & Company (1998 to 2003).

Annual Report | September 30, 2019	81

ICON Sector Funds	Board of Trustees and Fund Officers

September 30, 2019 (Unaudited)

Christopher R. Ambruso, 39. Mr. Ambruso serves as Secretary of the Funds (2019 to present). Mr. Ambruso is also General Counsel of ICON Advisers, Inc. (2019 to present), Chief Compliance Officer of ICON Distributors, Inc. (2019 to present), and Director of IM&R (2019 to present). Previously he served as Chief Compliance Officer and Anti-Money Laundering Officer (2017 to 2019) and Assistant Secretary (2016 to 2017 and 2008 to 2012) of the Funds and Chief Compliance Officer (2017 to 2019), Associate Counsel (2013 to 2017), Associate Attorney (2008 to 2013), and Staff Attorney (2007 to 2008) of ICON Advisers, Inc.

Lesley Caviness, 53. Ms. Caviness serves as Assistant Treasurer of the Funds (2019 to present). Ms. Caviness is also Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2017 to present). Previously she served as Mutual Fund Accounting Associate of ICON Advisers, Inc. (2013 to 2017) and Assistant Treasurer of the Funds (2014 to 2017). Prior to Joining ICON Ms. Caviness worked for Oppenheimer Funds in Fund Accounting and Shareholder Accounting as well as at PricewaterhouseCoopers LLP as an Audit Associate and Audit Senior Associate.

82	www.iconfunds.com

ICON Sector Funds	Additional Information

September 30, 2019 (Unaudited)

Renewal of Investment Advisory Agreement

On September 19, 2019, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2019.

The Trustees considered the renewal of the investment advisory agreements between the Trust and the Adviser — the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and the ICON Fund) and the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Flexible Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”). The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including the expense limitation agreements.

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Broadridge related to Fund performance and Fund expenses (the “Broadridge Report”).

The Independent Trustees met separately with Broadridge on July 31, 2019 to discuss the Broadridge Report and the information contained within the Broadridge Report.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability and financial position of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in the entire 15(c) process. Several times, in August and September, after participating in the meeting with Broadridge and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss a wide variety of qualitative and quantitative information, including information they had received throughout the year as part of their regular oversight of the Funds. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its current organizational and management structure. In the course of their deliberations the Board evaluated among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

Management and the Trustees discussed the Broadridge Report and Management personnel showed performance for each Fund and discussed the factors affecting performance. During a lengthy and spirited discussion, the Trustees expressed their concerns regarding both the ICON Funds’ performance relative to similarly situated funds and the overall rate of redemptions relative to sales.

With regard to the ICON Funds’ performance, the Chief Investment Officer (“CIO”) stated that the current market continues to favor growth rather than value-based systems or styles. Further, the current market is challenging for the ICON system due to generally increased volatility and quick, inconsistent market leadership themes. The Funds’ performance during the market selloff in the fourth quarter of 2018 was generally worse than the Funds’ Benchmark returns. Despite the current market, the CIO reiterated his faith in the ICON system, noting its past successes.

The Trustees discussed the reductions in staff in May 2019 as well as the decrease in assets under management of the Adviser in August 2019 due to a large account which ICON was the sub-advisor on moving to a different sub-advisor. From a sales perspective, Management has been working to continue to narrow the focus of ICON’s sales team in order to get the most out of the Regional Vice Presidents in the field and the Internal Sales Associates in the office. Management noted that it hired a new National Sales Director in January 2019. Similar to the past several years, Management has been challenged to penetrate and retain sales in the full-service wirehouse firms. Wirehouses, Management noted, are intent on capturing assets while moving from a transaction-based compensation model (e.g. paying per trade) to a fee-based compensation model (e.g.

Annual Report | September 30, 2019	83

ICON Sector Funds	Additional Information

September 30, 2019 (Unaudited)

paying a fixed percentage for asset management). Wirehouses are culling their recommended lists and/or looking to pare down the number of fund families with whom they do business. Management has seen most of the ICON Funds culled from wirehouses, in large part because of the size of the Funds. Management has begun focusing on alternatives to the wirehouse space.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.	That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory;

B.	That ICON has made significant expenditures in the past year and in prior years by way of expense reimbursements and the Adviser has the systems and trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders;

C.	That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Trust, and has determined that ICON is charging fair and reasonable fees.

D.	The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Broadridge Report, financial statements of the Adviser and an analysis of the profitability and financial position (including cash available over the next 12 months) of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the Broadridge Report, and information that they had received throughout the year as part of their regular oversight of the Funds, including Morningstar and Lipper data on the peer groupings. Among other information discussed, it was noted that:

A.	Upon review of the advisory fee structures of each Fund in comparison with other similar funds of similar size, the level of investment advisory fees paid by each Fund is competitive;

B.	The total expense ratio and contractual management fees at common asset levels of each Fund are generally competitive with their expense groups;

C.	ICON has contractually agreed to impose expense limitations on all Funds at a cost to ICON;

D.	That the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining;

84	www.iconfunds.com

ICON Sector Funds	Additional Information

September 30, 2019 (Unaudited)

E.	That the fees paid to ICON for managing other institutional accounts (such as individuals or sub-advised portfolios) are lower than the fees paid by similarly managed ICON funds, but the reason why they are lower is reasonably related to the cost for ICON to manage such accounts; and

F.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

G.	The costs borne by ICON in providing advisory services to each Fund and the profitability and financial position of ICON in light of the estimated profitability analysis which had been provided by ICON, including cash available for the next 12 months to meet the Advisor’s commitments to the Fund with respect to the expense reimbursements and other operating expenses required to carry out its duties under the Agreement.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees and Management recognized that the Adviser is continuously evaluating Fund expense ratios and expense limits to assess the competitiveness of the Funds and whether any downward adjustments affect Fund sales.

The Board concluded that the Adviser is providing the Funds with professional management at a price that would have been arrived at in an arm’s length negotiation.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that:

A.	ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds; the services provided by ICON and its affiliates to the Funds are reasonably satisfactory, and whether the profits derived from providing the services are competitive and reasonable;

B.	ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions; the Trustees noted that such research is necessary to run the Funds and assists ICON in providing investment advisory services to the Funds as well as other accounts to which it provides advisory services.

Based on all these considerations and other data as discussed above, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were within the range of what would have been negotiated at arm’s length in light of all the circumstances. The Board noted that its conclusions were based on the assumption that no significant transactions involving the Fund would take place during the year, although any transaction costs in connection with exploring possible transactions might be incurred in addition to normal operating costs.

Annual Report | September 30, 2019	85

ICON Sector Funds	Additional Information

September 30, 2019 (Unaudited)

Supplemental Tax Info

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

ICON Consumer Discretionary Fund	$0
ICON Consumer Staples Fund	$0
ICON Energy Fund	$0
ICON Financial Fund	$0
ICON Healthcare Fund	$3,376,583
ICON Industrials Fund	$0
ICON Information Technology Fund	$2,164,142
ICON Natural Resources Fund	$5,752,876
ICON Utilities Fund	$164,374

The following Funds designate the percentages listed below of the income dividends distributed in 2018 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

ICON Consumer Discretionary Fund	0.00%
ICON Consumer Staples Fund	100.00%
ICON Energy Fund	100.00%
ICON Financial Fund	100.00%
ICON Healthcare Fund	36.05%
ICON Industrials Fund	0.00%
ICON Information Technology Fund	10.43%
ICON Natural Resources Fund	50.00%
ICON Utilities Fund	81.90%

The following Funds designate the percentages listed below of the income dividends distributed in 2018 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

ICON Consumer Discretionary Fund	0.00%
ICON Consumer Staples Fund	100.00%
ICON Energy Fund	100.00%
ICON Financial Fund	100.00%
ICON Healthcare Fund	35.64%
ICON Industrials Fund	0.00%
ICON Information Technology Fund	10.26%
ICON Natural Resources Fund	5.00%
ICON Utilities Fund	82.60%

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

86	www.iconfunds.com

ICON Sector Funds	Privacy Policy

September 30, 2019 (Unaudited)

WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account balances
● income and transaction history
● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Annual Report | September 30, 2019	87

ICON Sector Funds	Privacy Policy

September 30, 2019 (Unaudited)

Who We Are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What We Do
How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.
How does ICON collect my personal	We collect your personal information, for example, when you
information?
● open an account or enter into an investment advisory contract
● provide account information or give us your contact information
● make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● ICON doesn’t jointly market

88	www.iconfunds.com

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, Suite 1200
Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) Not used.

(c) There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) See the attached Exhibit.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Glen F. Bergert and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

In each of the fiscal years ended September 30, 2019 and September 30, 2018, the aggregate Audit Fees billed (or to be billed) by Cohen & Company, LTD. (“Cohen”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below. All of the below fees were paid by the Registrant.

2019	2018
$220,250	$216,000

(b)	Audit-Related Fees

In each of the fiscal years ended September 30, 2019 and September 30, 2018, the aggregate Audit-Related Fees billed (or to be billed) by Cohen for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

2019	2018
$0	$0

(c)	Tax Fees

In each of the fiscal years ended September 30, 2019 and September 30, 2018 the aggregate Tax Fees billed (or to be billed) by Cohen for professional services rendered for tax return preparation, tax compliance, tax advice and tax planning are shown in the table below. All of the below fees were paid by the Registrant.

2019	2018
$82,700	$86,000

(d)	All Other Fees

In each of the fiscal years ended September 30, 2019 and September 30, 2018 the aggregate Other Fees billed (or to be billed) by Cohen for all other non-audit services rendered are shown in the table below. All of the below fees were paid by the Registrant.

2019	2018
$0	$0

(e)(1) The audit committee of the Registrant’s Board of Trustees is required to pre-approve all services to be provided by the independent accountants to the Registrant or the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant to determine whether the services performed by the independent accountants impair their independence from the Registrant. The audit committee has delegated authority to the Chairman of the audit committee, subject to review and ratification by the full audit committee.

(e)(2) 100% of the fees were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) if Rule 2-01 of Regulation S-X.

(f) For the fiscal year ended September 30, 2019, the percentage of hours spent on the audit of the Registrant’s financial statements that were attributed to work performed by persons who are not full-time, permanent employees of Cohen was less than 50%.

(g) See Item 4(d) above.

(h) There were no non-audit services provided by Cohen in the fiscal year ending September 30, 2019 or September 30, 2018 to the investment adviser or to any entity controlling, controlled by, or under common control with the investment adviser that provides on-going services to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The schedule of investments in securities of unaffiliated issuers is included in Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) The code of ethics is attached.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President (Principal Executive Officer)

Date	December 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President (Principal Executive Officer)

Date	December 4, 2019

By (Signature and Title)*	/s/ Brian D. Harding
Brian D. Harding, Treasurer (Principal Financial Officer)

Date	December 4, 2019

*	Print the name and title of each signing officer under his or her signature.